UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07685

                             Frontegra Funds, Inc.
               (Exact name of registrant as specified in charter)

                                400 Skokie Blvd.
                                   Suite 500
                           Northbrook, Illinois 60062
              (Address of principal executive offices) (Zip code)

                             William D. Forsyth III
                          400 Skokie Blvd., Suite 500
                           Northbrook, Illinois 60062
                    (Name and address of agent for service)

                                 (847) 509-9860
               Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2007

Date of reporting period:  December 31, 2006

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                             (FRONTEGRA FUNDS LOGO)

                               SEMI-ANNUAL REPORT

                        Frontegra Total Return Bond Fund
                      Frontegra Investment Grade Bond Fund
                      Frontegra IronBridge Small Cap Fund
                         Frontegra IronBridge SMID Fund
                  Frontegra New Star International Equity Fund
                     Frontegra Netols Small Cap Value Fund

                        FRONTEGRA ASSET MANAGEMENT, INC.

                               December 31, 2006

TABLE OF CONTENTS

SHAREHOLDER LETTER                                                           1

EXPENSE EXAMPLE                                                              2

ALLOCATION OF PORTFOLIO HOLDINGS                                             5

FRONTEGRA TOTAL RETURN BOND FUND
FRONTEGRA INVESTMENT GRADE BOND FUND
  Report from Reams Asset Management Company, LLC                            8
  Investment Highlights                                                     11
  Schedule of Investments                                                   12
  Schedule of Swap Contracts                                                24
  Statement of Assets and Liabilities                                       25
  Statement of Operations                                                   26
  Statements of Changes in Net Assets                                       27
  Financial Highlights                                                      28
  Investment Highlights                                                     29
  Schedule of Investments                                                   30
  Statement of Assets and Liabilities                                       40
  Statement of Operations                                                   41
  Statements of Changes in Net Assets                                       42
  Financial Highlights                                                      43

FRONTEGRA IRONBRIDGE SMALL CAP FUND
FRONTEGRA IRONBRIDGE SMID FUND
  Report from IronBridge Capital Management, L.P.                           45
  Investment Highlights                                                     48
  Schedule of Investments                                                   49
  Statement of Assets and Liabilities                                       56
  Statement of Operations                                                   57
  Statements of Changes in Net Assets                                       58
  Financial Highlights                                                      59
  Investment Highlights                                                     60
  Schedule of Investments                                                   61
  Statement of Assets and Liabilities                                       67
  Statement of Operations                                                   68
  Statements of Changes in Net Assets                                       69
  Financial Highlights                                                      70

FRONTEGRA NEW STAR INTERNATIONAL EQUITY FUND
  Report from New Star Institutional Managers Limited                       72
  Investment Highlights                                                     74
  Schedule of Investments                                                   75
  Portfolio Diversification                                                 80
  Statement of Assets and Liabilities                                       81
  Statement of Operations                                                   82
  Statements of Changes in Net Assets                                       83
  Financial Highlights                                                      84

FRONTEGRA NETOLS SMALL CAP VALUE FUND
  Report from Netols Asset Management, Inc.                                 86
  Investment Highlights                                                     87
  Schedule of Investments                                                   88
  Statement of Assets and Liabilities                                       93
  Statement of Operations                                                   94
  Statements of Changes in Net Assets                                       95
  Financial Highlights                                                      96

NOTES TO FINANCIAL STATEMENTS                                               97

BOARD OF DIRECTORS' APPROVAL OF THE ADVISORY AGREEMENT                     108

ADDITIONAL INFORMATION

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. The Prospectus may be obtained by calling 1-888-825-2100. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the Prospectus carefully.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report on the progress of the Frontegra Funds for the first six months of our fiscal year (July 1, 2006 through December 31, 2006). During the past six months, the U.S and foreign equity markets made solid gains. The equity market as measured by the S&P 500 Index was up a robust 12.74% while the non-U.S. markets as measured by the MSCI EAFE Index were even stronger, returning 14.85%. In the U.S., returns for small capitalization stocks trailed those of large capitalization stocks. However, the Russell 2000 Index was up a healthy 9.38%. The bond market was also relatively strong in the final six months of 2006 with the Lehman Brothers Aggregate Bond Index up 5.09% for the period.

FUND RESULTS

The Frontegra Total Return Bond Fund and the Frontegra Investment Grade Bond Fund, managed by Reams Asset Management Company, LLC, returned 6.47% and 5.34%, respectively. The Frontegra IronBridge Small Cap and SMID Funds, both managed by IronBridge Capital Management, L.P., returned 8.73% and 6.97%, respectively. The Frontegra New Star International Equity Fund, managed by New Star Institutional Managers Limited, returned 12.13% for the period. Finally, the Frontegra Netols Small Cap Value Fund, managed by Netols Asset Management, Inc., returned 12.04%.

SUMMARY

We continue to have great confidence in the investment teams at Reams Asset Management, IronBridge Capital Management, New Star Institutional Managers and Netols Asset Management. We believe they are committed to the highest standards of investment decision-making for the shareholders of the Frontegra Funds.

As always, we greatly appreciate your investment and continued confidence in the Frontegra Funds.

Sincerely,

/s/Thomas J. Holmberg                        /s/William D. Forsyth

Thomas J. Holmberg, CFA                      William D. Forsyth, CFA
Frontegra Asset Management, Inc.             Frontegra Asset Management, Inc.

Frontegra Funds
EXPENSE EXAMPLE
December 31, 2006 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently the Funds' transfer agent charges a $15.00 fee. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the Frontegra New Star International Equity Fund.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/06 - 12/31/06).

ACTUAL EXPENSES

The first line of the tables on the following pages provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

FRONTEGRA TOTAL RETURN BOND FUND

                                                                              EXPENSES PAID
                              BEGINNING               ENDING                  DURING PERIOD
                            ACCOUNT VALUE          ACCOUNT VALUE              JULY 1, 2006 -
                             JULY 1, 2006        DECEMBER 31, 2006        DECEMBER 31, 2006*<F1>
                            -------------        -----------------        ----------------------
Actual                        $1,000.00              $1,064.70                    $1.04
Hypothetical (5% return
  before expenses)            $1,000.00              $1,024.20                    $1.02

*<F1> Expenses are equal to the Fund's annualized expense ratio of 0.20%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FRONTEGRA INVESTMENT GRADE BOND FUND

                                                                              EXPENSES PAID
                              BEGINNING               ENDING                  DURING PERIOD
                            ACCOUNT VALUE          ACCOUNT VALUE              JULY 1, 2006 -
                             JULY 1, 2006        DECEMBER 31, 2006        DECEMBER 31, 2006*<F2>
                            -------------        -----------------        ----------------------
Actual                        $1,000.00              $1,053.40                    $1.04
Hypothetical (5% return
  before expenses)            $1,000.00              $1,024.20                    $1.02

*<F2> Expenses are equal to the Fund's annualized expense ratio of 0.20%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FRONTEGRA IRONBRIDGE SMALL CAP FUND

                                                                              EXPENSES PAID
                              BEGINNING               ENDING                  DURING PERIOD
                            ACCOUNT VALUE          ACCOUNT VALUE              JULY 1, 2006 -
                             JULY 1, 2006        DECEMBER 31, 2006        DECEMBER 31, 2006*<F3>
                            -------------        -----------------        ----------------------
Actual                        $1,000.00              $1,087.30                    $5.79
Hypothetical (5% return
  before expenses)            $1,000.00              $1,019.66                    $5.60

*<F3> Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FRONTEGRA IRONBRIDGE SMID FUND

                                                                              EXPENSES PAID
                              BEGINNING               ENDING                  DURING PERIOD
                            ACCOUNT VALUE          ACCOUNT VALUE              JULY 1, 2006 -
                             JULY 1, 2006        DECEMBER 31, 2006        DECEMBER 31, 2006*<F4>
                            -------------        -----------------        ----------------------
Actual                        $1,000.00              $1,069.70                    $4.96
Hypothetical (5% return
  before expenses)            $1,000.00              $1,020.42                    $4.84

*<F4> Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FRONTEGRA NEW STAR INTERNATIONAL EQUITY FUND

                                                                              EXPENSES PAID
                              BEGINNING               ENDING                  DURING PERIOD
                            ACCOUNT VALUE          ACCOUNT VALUE              JULY 1, 2006 -
                             JULY 1, 2006        DECEMBER 31, 2006        DECEMBER 31, 2006*<F5>
                            -------------        -----------------        ----------------------
Actual                        $1,000.00              $1,121.30                    $4.01
Hypothetical (5% return
  before expenses)            $1,000.00              $1,021.42                    $3.82

*<F5> Expenses are equal to the Fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FRONTEGRA NETOLS SMALL CAP VALUE FUND

                                                                              EXPENSES PAID
                              BEGINNING               ENDING                  DURING PERIOD
                            ACCOUNT VALUE          ACCOUNT VALUE              JULY 1, 2006 -
                             JULY 1, 2006        DECEMBER 31, 2006        DECEMBER 31, 2006*<F6>
                            -------------        -----------------        ----------------------
Actual                        $1,000.00              $1,120.40                    $5.88
Hypothetical (5% return
  before expenses)            $1,000.00              $1,019.66                    $5.60

*<F6> Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Frontegra Funds
ALLOCATION OF PORTFOLIO HOLDINGS
December 31, 2006 (Unaudited)

                     FRONTEGRA TOTAL RETURN BOND FUND*<F7>

               Mortgage Backed Securities                   49.1%
               U.S. Treasury Obligations                    31.0%
               Corporate Bonds                              15.8%
               Asset Backed Securities                      11.7%
               U.S. Government Agency Issue                  3.0%
               Short-Term Investments                        2.2%
               Foreign Government Notes/Bonds                1.6%
               Supranational Issue                           0.3%

                   FRONTEGRA INVESTMENT GRADE BOND FUND*<F7>

               Mortgage Backed Securities                   55.2%
               U.S. Treasury Obligations                    28.6%
               Corporate Bonds                              12.7%
               Asset Backed Securities                      12.2%
               Foreign Government Notes/Bonds                1.8%
               Short-Term Investments                        0.8%
               Supranational Issue                           0.3%

*<F7>  Percentages shown are based on the Fund's total net assets.

                    FRONTEGRA IRONBRIDGE SMALL CAP FUND*<F8>

               Common Stocks                                95.6%
               Short-Term Investments                        3.3%
               Other Assets                                  1.1%

                      FRONTEGRA IRONBRIDGE SMID FUND*<F8>

               Common Stocks                                97.1%
               Short-Term Investments                        4.0%

                               FRONTEGRA NEW STAR
                         INTERNATIONAL EQUITY FUND*<F8>

               Common Stocks                                98.0%
               Other Assets                                  1.8%
               Short-Term Investments                        0.2%

                                FRONTEGRA NETOLS
                           SMALL CAP VALUE FUND*<F8>

               Common Stocks                                98.2%
               Short-Term Investments                        2.3%

*<F8>  Percentages shown are based on the Fund's total net assets.

                                   FRONTEGRA
                             TOTAL RETURN BOND FUND

                                   FRONTEGRA
                                INVESTMENT GRADE
                                   BOND FUND

REPORT FROM REAMS ASSET
MANAGEMENT COMPANY, LLC:

Dear Fellow Shareholders:

The Frontegra Total Return Bond Fund strives to achieve a high level of total return consistent with the preservation of capital by investing in a diversified portfolio of fixed income securities of varying maturities. This objective is relative to and measured against the Lehman Brothers Aggregate Bond Index.

The Frontegra Investment Grade Bond Fund strives to achieve a high level of total return consistent with the preservation of capital by investing in a diversified portfolio of investment grade bonds of varying maturities. This objective is relative to and measured against the Lehman Brothers Aggregate Bond Index.

PERFORMANCE REVIEW

For the six month period ending December 31, 2006, the Frontegra Total Return Bond Fund had a net return of 6.47% compared to a return of 5.09% for its benchmark, the Lehman Brothers Aggregate Bond Index. The difference in performance was 1.38%. Macro factors were neutral for the period, with both duration and yield curve strategies having no net impact on performance. Sector decisions added 28 basis points and security selection added 20 basis points. Within these categories, the portfolio's overweighting in the mortgage market added 19 basis points and high yield holdings added 43 basis points due to their overweighting and good security selection. The portfolio's underweighting in investment grade credit subtracted 14 basis points and fees subtracted 10 basis points. Additionally, the recovery of proceeds from the WorldCom class action suit added 99 basis points. Exclusive of the WorldCom recovery, performance was 39 basis points over the benchmark for the six month period.

For the same six month period, the Frontegra Investment Grade Bond Fund had a net return of 5.34% compared to a return of 5.09% for its benchmark, the Lehman Brothers Aggregate Bond Index. The difference in performance was 0.25%. Duration strategy added 18 basis points to performance as the portfolio was positioned defensively during periods of rising interest rates while returning to neutral during periods of falling rates. Sector decisions added 11 basis points and security selection subtracted 9 basis points. Within these categories, the portfolio's overweighting in mortgage securities added 15 basis points while its underweighting in investment grade credit subtracted 13 basis points. Fees reduced returns by 10 basis points. Additionally, the recovery of proceeds from the WorldCom class action suit added 15 basis points. Exclusive of the WorldCom recovery, performance was 10 basis points over the benchmark for the six month period.

FIXED INCOME OUTLOOK

U.S. Treasury yields rose slightly along most of the yield curve during the fourth quarter of 2006. Inflation subsided and the housing and manufacturing sectors weakened, but other economic indicators strengthened. We expect an improving economy after the first quarter of 2007, the possibility of a limited drop in short rates, and longer rates that continue to be dependent on capital inflows.

   o Despite very weak housing and auto sectors, many of the underpinnings of the U.S. economy improved during the fourth quarter. Employment, wages and income are growing steadily, boosting consumption and investment and limiting the damage from housing and autos. A reduction in the trade deficit has also benefited the domestic economy. As a result, we expect GDP growth of 3.0% in 2007 as a bottoming in housing and autos reveals a strong underlying economy.

   o We expect housing to bottom in the first quarter after dropping 30% from peak levels and subtracting 1.2% from GDP growth. While housing has dropped, commercial and multifamily construction have accelerated and offset the impact on employment. The first quarter may be weak, but growth should improve over the rest of 2007 as the housing decline flattens out.

   o Manufacturing has leveled off with the reduction in auto production, but growth in services remains quite strong and accounts for a much larger share of employment.

   o Leading indicators have improved in recent months, and remain inconclusive in their implications for the future course of the economy.

   o Inflation has dropped sharply with the decline in energy and commodity prices since August, with year over year growth in the CPI falling from 4.0% to 2.0%. Core inflation has also declined recently, giving the Fed more room for small rate cuts. We expect long-term inflation of 2.5%, which is consistent with recent monetary policy.

   o The Fed has shown little inclination to change the funds rate, but the recent drop in core inflation gives the Fed room to cut the funds rate to 4.5% by the end of 2007 if current trends continue.

   o At a quarter-ending yield of 4.70% on 10-year Treasury notes, inflation-adjusted yields have risen considerably from their lows at the end of November and suggest a more neutral duration strategy.

   o Corporate credit spreads continue to narrow, and remain at historically low and unattractive levels. Buyout risk remains very high due to the large pool of private equity available to finance deals. These deals are usually highly unfavorable to outstanding bonds, which lack effective protective covenants. Current spreads do not appear to adequately compensate investors for these risks.

   o Mortgage spreads have also narrowed in 2006, increasing the risk in the mortgage market. However, the mortgage market still appears to be much more attractive than the corporate credit market. Credit problems have started to appear in the sub prime mortgage market, but we do not expect any impact on the "AAA" mortgage market.

   o A critical factor overhanging the bond market is the large U.S. trade deficit and corresponding buildup in capital inflows and foreign holdings of U.S. bonds, factors which have held down bond yields. The bond market could be disrupted if these "imbalances" are corrected. The recent reversal of the trade deficit, along with increased U.S. pressure on China's exchange rate, are factors that could result in a smaller capital inflow and higher interest rates.

TOTAL RETURN PORTFOLIO STRATEGY

   o With inflation-adjusted Treasury yields rising in December to more attractive levels, we have returned duration strategy to a relatively neutral position. While we expect a stronger economy after housing bottoms in the first quarter of 2007, until then economic statistics may be erratic, creating two-way risk in the market.

   o Yield curve strategy is expected to be fairly neutral. With money market rates stable for several quarters, the curve has the potential to move in both directions.

   o Total mortgage exposure remains above benchmark levels, since mortgage securities remain more attractive than other sectors. However, exposure is concentrated in more stable short-maturity pass-throughs, CMOs and CMBS rather than long pass-throughs.

   o Investment grade credit exposure is well below benchmark levels, reflecting low spreads, unattractive values and buyout risks. Credit themes isolated from these risks that we currently favor include utility first mortgage bonds and GIC-backed insurance bonds.

   o Better-convexity CMBS and CMO holdings remain significant parts of the portfolio, since their AAA credit qualities and favorable prepayment structures are attractive compared to the alternatives.

   o High yield credit holdings remain moderate as spreads in most sectors remain historically low. Auto credits have been reduced to approximately 1% of the portfolio and concentrated in senior debt of the finance subsidiaries.

   o A small TIPS position is being held in the portfolio, since TIPS have cheapened relative to Treasuries and appear to be relatively attractive.

INVESTMENT GRADE PORTFOLIO STRATEGY

   o With inflation-adjusted Treasury yields rising in December to more attractive levels, we have returned duration strategy to a relatively neutral position. While we expect a stronger economy after housing bottoms in the first quarter of 2007, until then economic statistics may be erratic, creating two-way risk in the market.

   o Yield curve strategy is expected to be fairly neutral. With money market rates stable for several quarters, the curve has the potential to move in both directions.

   o Total mortgage exposure remains above benchmark levels, since mortgage securities remain more attractive than other sectors. However, exposure is concentrated in more stable short-maturity pass-throughs, CMOs and CMBS rather than long pass-throughs.

   o Investment grade credit exposure is well below benchmark levels, reflecting low spreads, unattractive values and buyout risks. Credit themes isolated from these risks that we currently favor include utility first mortgage bonds and GIC-backed insurance bonds.

   o Better-convexity CMBS and CMO holdings remain significant parts of the portfolio, since their AAA credit qualities and favorable prepayment structures are attractive compared to the alternatives.

   o A small TIPS position is being held in the portfolio, since TIPS have cheapened relative to Treasuries and appear to be relatively attractive.

We appreciate your continued support in the Funds.

Regards,

/s/Mark M. Egan                              /s/Robert A. Crider

Mark M. Egan, CFA, CPA                       Robert A. Crider, CFA
Reams Asset Management Company, LLC          Reams Asset Management Company, LLC

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment (Unaudited)

                         Frontegra Total                 Lehman Brothers
     Date               Return Bond Fund               Aggregate Bond Index
     ----               ----------------               --------------------
    12/31/96                $100,000                        $100,000
     3/31/97                 $99,120                         $99,440
     6/30/97                $102,817                        $103,089
     9/30/97                $106,416                        $106,512
    12/31/97                $108,597                        $109,654
     3/31/98                $110,672                        $111,365
     6/30/98                $112,973                        $113,971
     9/30/98                $117,346                        $118,792
    12/31/98                $117,768                        $119,196
     3/31/99                $117,426                        $118,600
     6/30/99                $116,757                        $117,556
     9/30/99                $117,855                        $118,355
    12/31/99                $117,607                        $118,213
   3/31/2000                $121,382                        $120,826
   6/30/2000                $124,672                        $122,928
   9/30/2000                $128,811                        $126,641
  12/31/2000                $133,461                        $131,972
   3/31/2001                $138,653                        $135,971
   6/30/2001                $139,457                        $136,732
   9/30/2001                $144,603                        $143,036
  12/31/2001                $143,330                        $143,093
   3/31/2002                $143,531                        $143,222
   6/30/2002                $144,249                        $148,507
   9/30/2002                $145,431                        $155,308
  12/31/2002                $151,525                        $157,746
   3/31/2003                $156,010                        $159,939
   6/30/2003                $163,421                        $163,938
   9/30/2003                $164,074                        $163,692
  12/31/2003                $165,502                        $164,216
   3/31/2004                $169,970                        $168,584
   6/30/2004                $166,214                        $164,470
   9/30/2004                $171,782                        $169,733
  12/31/2004                $173,843                        $171,363
   3/31/2005                $172,122                        $170,540
   6/30/2005                $177,854                        $175,673
   9/30/2005                $177,996                        $174,479
  12/31/2005                $178,441                        $175,508
   3/31/2006                $178,049                        $174,385
   6/30/2006                $178,494                        $174,245
   9/30/2006                $185,669                        $180,884
  12/31/2006                $190,033                        $183,127

Portfolio Total Return*<F9>
FOR THE PERIOD ENDED 12/31/06
-----------------------------
SIX MONTHS               6.47%

ONE YEAR                 6.50%

FIVE YEAR
AVERAGE ANNUAL           5.80%

TEN YEAR
AVERAGE ANNUAL           6.63%

SINCE COMMENCEMENT
AVERAGE ANNUAL           6.48%

This chart assumes an initial gross investment of $100,000 made on 12/31/96. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset backed and mortgage backed securities, with maturities of at least one year. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities. A direct investment in the index is not possible.

*<F9> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2006 (Unaudited)

Principal Amount                                                                                                     Value
----------------                                                                                                     -----
                    ASSET BACKED SECURITIES  11.7%
  $   975,000       Americredit Automobile Receivables Trust
                      2006-A-F, 5.610%, 03/08/2010 (e)<F14>                                                      $    976,441
    1,770,000       Bank One Issuance Trust
                      2004-4A, 5.240%, 02/16/2010 (c)<F12>(e)<F14>                                                  1,770,535
    2,880,000       Capital One Auto Finance Trust
                      2006-B, 5.530%, 05/15/2009 (e)<F14>                                                           2,882,355
    1,475,000       Carmax Auto Trust
                      2006-2, 5.290%, 06/15/2009 (e)<F14>                                                           1,474,997
    1,495,000       Caterpillar Financial Asset Trust
                      2006-A, 5.590%, 02/25/2009 (e)<F14>                                                           1,496,689
    3,810,000       Chase Credit Card Master Trust
                      2004-2, 5.390%, 09/15/2009 (e)<F14>                                                           3,810,805
    1,685,000       Chase Issuance Trust
                      2004-10A, 5.220%, 07/15/2010 (c)<F12>(e)<F14>                                                 1,685,654
    2,172,450       CIT Equipment Collateral Trust
                      2005-VT1, 4.120%, 08/20/2008 (e)<F14>                                                         2,160,474
    3,645,000       Citibank Credit Card Issuance Trust
                      2003-A11, 4.650%, 10/15/2009 (c)<F12>(e)<F14>                                                 3,646,961
    1,022,054       CNH Equipment Trust
                      2006-B, 5.393%, 10/15/2007 (e)<F14>                                                           1,022,199
    1,855,000       Ford Credit Auto Trust
                      2006-B, 5.420%, 07/15/2009 (e)<F14>                                                           1,856,120
    2,880,000       GS Auto Loan Trust
                      2006-1, 5.470%, 02/15/2009 (e)<F14>                                                           2,882,377
      780,000       Hertz Vehicle Financing LLC
                      2005-2A, 5.080%, 11/25/2011
                      (Acquired 12/15/2005, Cost $779,873) (a)<F10>                                                   775,060
        2,714       Mego Mortgage Home Loan Trust
                      1996-2, 7.275%, 08/25/2017                                                                        2,704
      743,246       Mid-State Trust
                      11, 4.864%, 07/15/2038                                                                          714,920
    1,095,000       Nissan Auto Receivables Owner Trust
                      2006-C, 5.520%, 01/15/2009 (e)<F14>                                                           1,096,639
                    SLM Student Loan Trust
    1,625,000         2006-7, 5.337%, 04/25/2012 (c)<F12>(e)<F14>                                                   1,624,392
      562,817         2004-10, 5.397%, 01/25/2014 (c)<F12>(e)<F14>                                                    562,806
                    USAA Auto Owner Trust
      719,018         2006-4, 5.340%, 12/13/2007 (e)<F14>                                                             718,964
      364,948         2006-1, 5.030%, 11/15/2008 (e)<F14>                                                             364,670
    3,055,000         2006-3, 5.470%, 04/15/2009 (e)<F14>                                                           3,058,371
      487,543       Volkswagen Auto Trust
                      2006-A, 5.524%, 08/20/2007 (e)<F14>                                                             487,752
                                                                                                                 ------------
                    TOTAL ASSET BACKED SECURITIES
                      (Cost $35,087,795)                                                                           35,071,885
                                                                                                                 ------------

                    CORPORATE BONDS  15.8%
                    Automobiles  1.2%
    1,185,000       Daimler Chrysler NA Holdings
                      5.875%, 03/15/2011                                                                            1,189,462
                    Ford Motor Co.
      310,000         8.360%, 12/15/2013                                                                              310,000
      850,000         7.450%, 07/16/2031                                                                              667,250
    1,300,000       General Motors Corp.
                      7.740%, 11/27/2013                                                                            1,300,000
                                                                                                                 ------------
                                                                                                                    3,466,712
                                                                                                                 ------------
                    Chemicals  0.5%
      625,000       Georgia Gulf Corp.
                      9.500%, 10/15/2014
                      (Acquired Multiple Dates, Cost $622,320) (a)<F10>                                               609,375
      585,000       ICI Wilmington Inc.
                      4.375%, 12/01/2008                                                                              573,995
      290,000       Lyondell Chemical Co.
                      8.250%, 09/15/2016                                                                              304,500
                                                                                                                 ------------
                                                                                                                    1,487,870
                                                                                                                 ------------
                    Commercial Banks  0.3%
      829,000       Credit Suisse First Boston London
                      7.900%, 05/01/2007
                      (Acquired 12/17/2002, Cost $833,464) (a)<F10>(b)<F11>                                           835,654
                                                                                                                 ------------

                    Consumer Finance  1.3%
    2,340,000       Ford Motor Credit Co.
                      5.700%, 01/15/2010                                                                            2,243,131
    1,565,000       Residential Capital Corp.
                      6.375%, 06/30/2010                                                                            1,583,213
                                                                                                                 ------------
                                                                                                                    3,826,344
                                                                                                                 ------------
                    Diversified Financial Services  0.6%
      400,000       International Lease Finance Corp.
                      5.750%, 06/15/2011                                                                              407,143
      570,000       Pricoa Global Funding I
                      5.331%, 03/03/2009
                      (Acquired 03/01/2006, Cost $570,000) (a)<F10>(c)<F12>(e)<F14>                                   570,533
      977,155       Windsor Financing LLC
                      5.881%, 07/15/2017
                      (Acquired Multiple Dates, Cost $983,390) (a)<F10>                                               973,540
                                                                                                                 ------------
                                                                                                                    1,951,216
                                                                                                                 ------------
                    Diversified Telecommunication Services  1.4%
      940,000       AT&T Corp.
                      7.300%, 11/15/2011                                                                            1,017,716
      670,000       Deutsche Telekom International Finance BV
                      8.250%, 06/15/2030 (b)<F11>                                                                     823,658
    1,950,000       Telecom Italia Capital
                      6.200%, 07/18/2011 (b)<F11>                                                                   1,978,805
      533,000       Telefonos de Mexico, S.A. de C.V.
                      4.500%, 11/19/2008 (b)<F11>                                                                     523,386
                                                                                                                 ------------
                                                                                                                    4,343,565
                                                                                                                 ------------
                    Electric Utilities  3.9%
                    Appalachian Power Co.
      365,000         4.400%, 06/01/2010                                                                              352,624
      425,000         5.550%, 04/01/2011                                                                              425,531
      600,000       CenterPoint Energy, Inc.
                      7.250%, 09/01/2010                                                                              632,175
      885,000       Cincinnati Gas & Electric Co.
                      5.700%, 09/15/2012                                                                              893,300
    2,310,000       Commonwealth Edison Co.
                      5.950%, 08/15/2016                                                                            2,335,426
      952,000       Consumers Energy Co.
                      4.400%, 08/15/2009                                                                              927,453
      881,000       Entergy Gulf States Inc.
                      4.875%, 11/01/2011                                                                              847,200
      561,000       Entergy Louisiana LLC
                      5.500%, 04/01/2019                                                                              534,274
      855,000       Florida Power Corp.
                      4.500%, 06/01/2010                                                                              831,210
                    Indianapolis Power & Light Co.
      245,000         6.300%, 07/01/2013
                      (Acquired 10/17/2006, Cost $253,779) (a)<F10>                                                   251,571
      525,000         6.050%, 10/01/2036
                      (Acquired 10/02/2006, Cost $521,630) (a)<F10>                                                   522,429
    1,183,000       Public Service Co. of Colorado
                      4.375%, 10/01/2008                                                                            1,163,926
      400,000       Public Service Electric & Gas
                      5.000%, 01/01/2013                                                                              391,542
      935,000       Southern California Edison Co.
                      4.740%, 02/02/2009 (c)<F12>                                                                     936,256
      745,000       Westar Energy Inc.
                      6.000%, 07/01/2014                                                                              762,653
                                                                                                                 ------------
                                                                                                                   11,807,570
                                                                                                                 ------------
                    Food & Staples Retailing  0.4%
      450,000       Albertson's Inc.
                      8.000%, 05/01/2031                                                                              456,462
      680,000       Supervalu Inc.
                      7.500%, 11/15/2014                                                                              709,037
                                                                                                                 ------------
                                                                                                                    1,165,499
                                                                                                                 ------------
                    Gas Utilities  1.1%
      104,866       Alliance Pipeline U.S.
                      4.591%, 12/31/2025
                      (Acquired Multiple Dates, Cost $96,921) (a)<F10>                                                 98,099
      675,000       Gulfstream Natural Gas
                      5.560%, 11/01/2015
                      (Acquired Multiple Dates, Cost $671,144) (a)<F10>                                               665,795
      885,000       Kinder Morgan, Inc.
                      6.500%, 09/01/2012                                                                              889,194
      640,000       Southern Star Cent Gas
                      6.000%, 06/01/2016
                      (Acquired Multiple Dates, Cost $634,953) (a)<F10>                                               644,000
      960,000       Transcontinental Gas Pipe Line
                      6.400%, 04/15/2016                                                                              969,600
                                                                                                                 ------------
                                                                                                                    3,266,688
                                                                                                                 ------------
                    Insurance  1.1%
      575,000       Jackson National Life Global Funding
                      5.125%, 02/10/2011
                      (Acquired 02/03/2006, Cost $574,523) (a)<F10>                                                   570,507
    1,273,000       New York Life Global Funding
                      3.875%, 01/15/2009
                      (Acquired 01/05/2004, Cost $1,272,427) (a)<F10>                                               1,238,774
      715,000       Pacific Life Global Funding
                      3.750%, 01/15/2009
                      (Acquired 01/08/2004, Cost $713,291) (a)<F10>                                                   695,566
      760,000       Protective Life Secured Trust
                      4.000%, 10/07/2009                                                                              735,423
                                                                                                                 ------------
                                                                                                                    3,240,270
                                                                                                                 ------------
                    Media  0.3%
      999,000       COX Communications Inc.
                      4.625%, 06/01/2013                                                                              940,002
                                                                                                                 ------------

                    Medical Supplies & Services  0.1%
      445,000       HCA Inc.
                      8.120%, 11/17/2013                                                                              450,563
                                                                                                                 ------------

                    Multi-Utilities & Unregulated Power  2.2%
      259,991       AES Eastern Energy
                      9.000%, 01/02/2017                                                                              291,190
      925,654       American Ref-Fuel Co. LLC
                      6.260%, 12/31/2015
                      (Acquired 04/30/2003, Cost $925,654) (a)<F10>                                                   910,945
      701,502       Borger Energy Funding
                      7.260%, 12/31/2022
                      (Acquired Multiple Dates, Cost $675,252) (a)<F10>                                               683,305
    1,426,767       Edison Mission Energy Funding
                      7.330%, 09/15/2008
                      (Acquired Multiple Dates, Cost $1,409,320) (a)<F10>                                           1,432,117
      787,500       Homer City Funding LLC
                      8.137%, 10/01/2019                                                                              858,375
      663,600       Kern River Funding Corp.
                      4.893%, 04/30/2018
                      (Acquired Multiple Dates, Cost $645,625) (a)<F10>                                               644,223
      683,361       Kiowa Power Partners LLC
                      4.811%, 12/30/2013
                      (Acquired Multiple Dates, Cost $682,406) (a)<F10>                                               658,658
                    Midwest Generation LLC
      406,619         8.300%, 07/02/2009                                                                              418,310
       79,306         8.560%, 01/02/2016                                                                               87,435
      784,925       Sithe/Independence Funding
                      8.500%, 06/30/2007                                                                              789,650
                                                                                                                 ------------
                                                                                                                    6,774,208
                                                                                                                 ------------
                    Oil, Gas & Consumable Fuels  0.9%
                    Anadarko Petroleum Corp.
      700,000         5.950%, 09/15/2016                                                                              701,465
      700,000         6.450%, 09/15/2036                                                                              707,347
       96,250       Pemex Finance Ltd.
                      9.690%, 08/15/2009                                                                              103,994
      700,000       Sabine Pass LNG LP
                      7.250%, 11/30/2013
                      (Acquired 11/01/2006, Cost $700,000) (a)<F10>                                                   695,625
      415,000       Texas Gas Transmission Corp.
                      4.600%, 06/01/2015                                                                              384,557
                                                                                                                 ------------
                                                                                                                    2,592,988
                                                                                                                 ------------
                    Paper & Forest Products  0.1%
      398,000       Abitibi-Consolidated, Inc.
                      8.500%, 08/01/2029 (b)<F11>                                                                     322,380
                                                                                                                 ------------

                    Real Estate Investment Trusts  0.3%
      855,000       CPG Partners LP
                      3.500%, 03/15/2009                                                                              822,741
                                                                                                                 ------------

                    Transportation  0.1%
      461,433       Burlington North Santa Fe
                      4.830%, 01/15/2023                                                                              438,670
                                                                                                                 ------------
                    TOTAL CORPORATE BONDS
                      (Cost $47,810,719)                                                                           47,732,940
                                                                                                                 ------------

                    FOREIGN GOVERNMENT NOTES/BONDS  1.6%
    1,100,000       Aid-Egypt
                      4.450%, 09/15/2015 (b)<F11>                                                                   1,062,941
    1,864,000       Aid-Israel
                      5.500%, 09/18/2023 (b)<F11>                                                                   1,938,892
    1,835,000       Quebec Province
                      5.000%, 03/01/2016 (b)<F11>                                                                   1,809,982
                                                                                                                 ------------
                    TOTAL FOREIGN GOVERNMENT NOTES/BONDS
                      (Cost $4,903,310)                                                                             4,811,815
                                                                                                                 ------------

                    MORTGAGE BACKED SECURITIES  49.1%
                    Banc of America Commercial Mortgage Inc.
    2,270,000         Pool # 2004-2, 4.050%, 11/10/2038                                                             2,177,342
    1,110,000         Pool # 2005-6, 5.165%, 09/10/2047                                                             1,108,056
      274,880       Capco America Securitization Corp.
                      Pool # 1998-D7, 5.860%, 10/15/2030 (e)<F14>                                                     274,619
    2,714,672       Commercial Mortgage Pass-Through Certificate
                      Pool # 2003-LB1A, 3.251%, 06/10/2038                                                          2,570,365
                    Credit Suisse First Boston Mortgage Securities Corp.
      546,024         Pool # 2005-10, 5.000%, 09/25/2015                                                              540,601
      171,934         Pool # 2003-1, 7.000%, 02/25/2033 (e)<F14>                                                      171,930
    1,114,145         Pool # 2003-C3, 2.079%, 05/15/2038 (e)<F14>                                                   1,085,467
                    FHLMC Pools
      159,682         Pool # M80779, 5.000%, 11/01/2009                                                               158,897
    1,826,830         Pool # B14039, 4.000%, 05/01/2014                                                             1,765,123
    2,030,118         Pool # G11786, 5.000%, 10/01/2014                                                             2,015,180
    1,721,976         Pool # G11672, 5.000%, 03/01/2015                                                             1,709,310
      439,863         Pool # B19614, 5.000%, 07/01/2015                                                               435,537
    2,081,809         Pool # G11745, 5.000%, 07/01/2015                                                             2,066,047
    1,358,998         Pool #G11970, 5.000%, 04/01/2016                                                              1,342,571
      982,740         Pool # E01647, 4.000%, 05/01/2019                                                               926,035
      492,957         Pool # 2802, 4.500%, 02/15/2020 (e)<F14>                                                        490,525
      762,544         Pool # 2692, 3.500%, 01/15/2023 (e)<F14>                                                        754,541
      666,432         Pool # A45788, 6.500%, 05/01/2035                                                               680,191
                    FHLMC Remic
    2,388,490         Series R001 4.375%, 04/15/2015                                                                2,329,038
      890,022         Series 2848, 5.000%, 06/15/2015 (e)<F14>                                                        885,420
      221,547         Series 2508, 4.500%, 03/15/2016                                                                 219,551
    1,472,383         Series 2786, 4.000%, 08/15/2017                                                               1,418,367
       97,489         Series 2691, 4.000%, 01/15/2018 (e)<F14>                                                         97,285
      507,926         Series 2912, 5.500%, 12/15/2020 (e)<F14>                                                        507,025
      824,381         Series 2695, 3.500%, 11/15/2022 (e)<F14>                                                        809,885
      190,979         Series 2574, 4.500%, 05/15/2026 (e)<F14>                                                        190,121
      714,713         Series 2875, 5.500%, 05/15/2026                                                                 715,485
      893,847         Series 2731, 4.500%, 11/15/2028                                                                 873,123
      560,044         Series 2793, 4.500%, 09/15/2029                                                                 544,508
    1,070,000         Series 3200, 5.000%, 12/15/2031                                                               1,034,953
    2,350,909         Series 2990, 4.500%, 02/15/2033                                                               2,274,409
    1,768,136         Series 3031, 4.500%, 08/15/2033                                                               1,709,142
    1,545,000         Series 3114, 5.000%, 09/15/2033                                                               1,518,081
    2,840,000         Series 3169, 5.000%, 06/15/2034                                                               2,767,669
    1,710,000         Series 3202, 4.500%, 03/15/2035                                                               1,645,139
      974,697         Series 3114, 5.000%, 02/15/2036                                                                 818,041
                    FNMA Pools
    1,684,805         Pool # 387219, 4.125%, 01/01/2010                                                             1,630,903
      459,974         Pool # 254659, 4.500%, 02/01/2013                                                               450,908
    1,863,322         Pool # 254758, 4.500%, 06/01/2013                                                             1,825,619
      894,752         Pool # 768008, 5.000%, 06/01/2013                                                               887,145
      524,150         Pool # 768009, 5.000%, 06/01/2013                                                               519,702
      891,900         Pool # 254806, 4.500%, 07/01/2013                                                               873,732
    1,063,610         Pool # 386341, 3.810%, 08/01/2013                                                               991,911
      893,629         Pool # 386441, 3.980%, 08/01/2013                                                               849,978
      492,161         Pool # 763019, 5.000%, 08/01/2013                                                               487,985
    1,114,910         Pool # 254909, 4.000%, 09/01/2013                                                             1,078,263
      484,355         Pool # 255450, 4.500%, 10/01/2014                                                               473,474
      847,283         Pool # 387265, 4.655%, 02/01/2015                                                               819,724
    2,364,149         Pool # 255639, 5.000%, 02/01/2015                                                             2,342,374
    1,044,348         Pool # 745659, 5.000%, 04/01/2016                                                             1,034,729
    1,159,185         Pool # 745444, 5.500%, 04/01/2016                                                             1,162,633
    5,365,677         Pool # 357312, 5.000%, 12/01/2017                                                             5,291,584
      473,371         Pool # 254759, 4.500%, 06/01/2018                                                               457,773
    2,405,876         Pool # 254865, 4.500%, 09/01/2018                                                             2,326,601
    1,561,306         Pool # 725546, 4.500%, 06/01/2019                                                             1,508,007
       67,814         Pool # 433043, 6.500%, 06/01/2028                                                                69,605
       56,684         Pool # 447704, 6.500%, 11/01/2028                                                                58,181
       25,466         Pool # 448235, 6.500%, 11/01/2028                                                                26,139
       73,566         Pool # 448635, 6.500%, 11/01/2028                                                                75,510
        4,058         Pool # 449012, 6.500%, 11/01/2028                                                                 4,165
       30,174         Pool # 487778, 6.500%, 03/01/2029                                                                30,949
      868,462         Pool # 555203, 7.000%, 09/01/2032                                                               891,349
      874,360         Pool # 905211, 7.000%, 11/01/2036                                                               897,494
    1,215,132         Pool # 905410, 7.000%, 11/01/2036                                                             1,247,282
    2,142,604         Pool # 256527, 7.000%, 12/01/2036                                                             2,199,294
                    FNMA Remic
      850,000         Series 1997-M5, 6.740%, 08/25/2007 (e)<F14>                                                     853,095
      539,663         Series 2003-87, 3.500%, 04/25/2011 (e)<F14>                                                     535,587
      454,055         Series 2003-88, 3.500%, 04/25/2011 (e)<F14>                                                     450,649
      460,934         Series 2002-83, 5.000%, 11/25/2012 (e)<F14>                                                     459,013
    3,888,566         Series 2005-35, 4.000%, 08/25/2018                                                            3,744,204
    3,248,020         Series 2004-93, 4.250%, 04/25/2019                                                            3,134,434
      684,457         Series 2003-58, 3.500%, 10/25/2021 (e)<F14>                                                     676,428
       75,000         Series 1994-3, 5.500%, 01/25/2024                                                                74,901
    3,902,017         Series 2005-65, 4.500%, 08/25/2026                                                            3,851,183
    1,220,476         Series 2006-5, 5.130%, 11/25/2028 (c)<F12>(e)<F14>                                            1,222,105
    1,803,328         Series 2005-95, 4.500%, 03/25/2033                                                            1,740,776
      627,562         Series 2003-W19, 5.500%, 11/25/2033 (e)<F14>                                                    623,852
      744,568         Series 2004-T2, 7.000%, 11/25/2043                                                              767,292
                    FNMA TBA
    6,410,000         6.000%, 01/15/2022 (d)<F13>                                                                   6,498,138
   13,755,000         5.000%, 01/15/2037 (d)<F13>                                                                  13,269,283
    6,445,000         5.000%, 01/15/2037 (d)<F13>                                                                   6,221,436
    6,445,000         5.500%, 01/15/2037 (d)<F13>                                                                   6,368,466
    6,470,000         6.500%, 01/15/2037 (d)<F13>                                                                   6,589,294
    2,526,910       GMAC Commercial Mortgage Securities Inc.
                      Pool # 2003-C1, 3.337%, 05/10/2036                                                            2,398,973
                    GNMA Pools
        5,015         Pool # 331001, 8.250%, 07/15/2007                                                                 5,044
       18,109         Pool # 36629, 9.500%, 10/15/2009                                                                 18,785
    1,276,755         Pool # 2005-21, 5.000%, 03/20/2035                                                            1,159,774
    2,085,000       Greenwich Capital Commercial Funding Corp.
                      Pool # 2005-GG5, 5.117%, 04/10/2037                                                           2,077,586
                    LB-UBS Commercial Mortgage Trust
      715,000         Pool # 2005-C5, 4.885%, 09/15/2030                                                              708,108
    3,080,000         Pool # 2005-C7, 5.103%, 11/15/2030                                                            3,068,613
      715,324       Master Alternative Loans Trust
                      Pool # 2004-6, 4.500%, 07/25/2014                                                               701,444
                    Master Asset Securitization Trust
      579,245         Pool # 2004-3, 4.750%, 01/25/2014                                                               570,652
      151,927         Pool # 2003-11, 4.000%, 12/25/2033 (e)<F14>                                                     151,142
                    Merrill Lynch Commercial Mortgage Trust
      771,272         Pool # 2002-MW1, 4.929%, 07/12/2034 (e)<F14>                                                    767,907
    1,141,762         Pool # 2006-3, 4.711%, 07/12/2046                                                             1,125,266
      957,241       Morgan Stanley Capital I
                      Pool # 2003-IQ4, 3.270%, 05/15/2040                                                             918,434
      221,173       Nomura Asset Acceptance Corp.
                      Pool # 2005-AP3, 5.211%, 08/25/2035 (c)<F12>(e)<F14>                                            221,227
                    Wachovia Bank Commercial Mortgage Trust
      991,024         Pool # 2003-C5, 2.986%, 06/15/2035                                                              929,451
    1,836,246         Pool # 2003-C7, 4.241%, 10/15/2035
                      (Acquired 09/26/2006, Cost $1,792,277) (a)<F10>                                               1,785,940
    3,162,093       Wells Fargo Mortgage Backed Securities Trust
                      Pool # 2006-3, 5.500%, 03/25/2036                                                             3,151,748
                                                                                                                 ------------
                    TOTAL MORTGAGE BACKED SECURITIES
                      (Cost $148,742,054)                                                                         147,982,822
                                                                                                                 ------------

                    SUPRANATIONAL ISSUE  0.3%
      920,000       European Investment Bank
                      4.875%, 02/15/2036 (b)<F11>                                                                     868,118
                                                                                                                 ------------
                    TOTAL SUPRANATIONAL ISSUE
                      (Cost $912,428)                                                                                 868,118
                                                                                                                 ------------

                    U.S. GOVERNMENT AGENCY ISSUE  3.0%
    9,120,000       5.125%, 04/16/2008                                                                              9,116,844
                                                                                                                 ------------
                    TOTAL U.S. GOVERNMENT AGENCY ISSUE
                      (Cost $9,127,137)                                                                             9,116,844
                                                                                                                 ------------

                    U.S. TREASURY OBLIGATIONS  31.0%
                    U.S. Treasury Bonds  7.6%
   21,440,000       5.250%, 02/15/2029                                                                             22,485,200
      480,000       4.500%, 02/15/2036                                                                                456,450
                                                                                                                 ------------
                                                                                                                   22,941,650
                                                                                                                 ------------
                    U.S. Treasury Notes  22.4%
   12,335,000       4.875%, 10/31/2008                                                                             12,340,785
    7,755,000       4.750%, 12/31/2008                                                                              7,745,911
   20,100,000       4.500%, 11/30/2011                                                                             19,920,990
   27,135,000       4.875%, 08/15/2016                                                                             27,459,345
                                                                                                                 ------------
                                                                                                                   67,467,031
                                                                                                                 ------------
                    U.S. Treasury Inflation Index Notes  1.0%
    1,576,707       2.375%, 04/15/2011                                                                              1,570,425
    1,549,659       2.500%, 07/15/2016                                                                              1,561,402
                                                                                                                 ------------
                                                                                                                    3,131,827
                                                                                                                 ------------
                    TOTAL U.S. TREASURY OBLIGATIONS
                      (Cost $94,543,374)                                                                           93,540,508
                                                                                                                 ------------

                    SHORT TERM INVESTMENTS  2.2%
                    U.S. Government Agency Issue (f)<F15> 1.2%
    3,636,000       Federal Home Loan Bank Discount Note,
                      0.00%, 01/02/2007 (e)<F14>                                                                    3,635,533
                                                                                                                 ------------

                    Variable Rate Demand Notes (g)<F16> 1.0%
    1,516,820       American Family Financial Services Inc.,
                      4.595%, 12/31/2031 (e)<F14>                                                                   1,516,820
    1,544,169       Wisconsin Corporate Central Credit Union,
                      4.869%, 12/31/2031 (e)<F14>                                                                   1,544,169
                                                                                                                 ------------
                                                                                                                    3,060,989
                                                                                                                 ------------
                    TOTAL SHORT TERM INVESTMENTS
                      (Cost $6,696,522)                                                                             6,696,522
                                                                                                                 ------------

                    TOTAL INVESTMENTS  114.7%
                    (Cost $347,823,339)                                                                           345,821,454

                    Liabilities in Excess of Other Assets  (14.7)%                                                (44,310,413)
                                                                                                                 ------------

                    TOTAL NET ASSETS  100.0%                                                                     $301,511,041
                                                                                                                 ------------
                                                                                                                 ------------

(a)<F10> Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities amounted to $15,261,716 (5.1% of net assets) at December 31, 2006.
(b)<F11>  U.S.-dollar denominated security of foreign issuer.
(c)<F12>  Adjustable rate.
(d)<F13>  When-issued security.
(e)<F14>  Security marked as segregated to cover when-issued security.
(f)<F15> The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(g)<F16> Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2006.

The accompanying notes are an integral part of these financial statements.

Frontegra Total Return Bond Fund
SCHEDULE OF
SWAP CONTRACTS
December 31, 2006 (Unaudited)

CREDIT DEFAULT SWAPS

                                                            Expiration        Notional
                                                               Date            Amount             Value
                                                            ----------        --------            -----
Receive quarterly a fixed rate of 5.15% multiplied
by the notional amount and pay to JP Morgan
Chase upon default event of Ford Motor Credit
Co., par value of the notional amount of Ford
Motor Credit Co. 7.000%, 10/01/13                            3/20/11         $1,700,000          $183,215

Receive quarterly a fixed rate of 5.10% multiplied
by the notional amount and pay to JP Morgan Chase
upon default event of Abitibi-Consolidated Inc., par
value of the notional amount of Abitibi-Consolidated
Inc. 8.375%, 04/01/15                                        9/20/11          1,750,000           (10,062)

Pay quarterly a fixed rate of 3.75% multiplied by
the notional amount and receive from JP Morgan
Chase upon default event of Bowater Inc., par
value of the notional amount of Bowater
Inc. 6.500%, 06/15/13                                        9/20/11          1,750,000           (43,504)

Receive quarterly a fixed rate of 6.85% multiplied
by the notional amount and pay to JP Morgan Chase
upon default event of Ford Motor Credit Co., par
value of the notional amount of Ford Motor
Credit Co. 7.450%, 07/16/31                                  12/20/11         1,300,000            99,999

Pay quarterly a fixed rate of 5.85% multiplied
by the notional amount and receive from JP Morgan
Chase upon default event of General Motors Corp.,
par value of the notional amount of Genral
Motors Corp. 7.125%, 07/15/13                                12/20/11         1,300,000          (125,624)
                                                                             ----------          --------
                                                                             $7,800,000          $104,024
                                                                             ----------          --------
                                                                             ----------          --------

The accompanying notes are an integral part of these financial statements.

Frontegra Total Return Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006 (Unaudited)

ASSETS:
Investments at value (cost $347,823,339)                          $345,821,454
Interest receivable                                                  2,809,611
Receivable from broker                                                  44,258
Receivable for investments sold                                    148,337,289
Other assets                                                            23,944
                                                                  ------------
Total assets                                                       497,036,556
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                  195,437,648
Accrued investment advisory fee                                         26,612
Accrued expenses                                                        61,255
                                                                  ------------
Total liabilities                                                  195,525,515
                                                                  ------------
NET ASSETS                                                        $301,511,041
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $301,415,770
Undistributed net investment income                                  1,844,567
Accumulated net realized gain on investments sold,
  swap contracts and foreign currency                                  148,565
Net unrealized appreciation (depreciation) on:
     Investments                                                    (2,001,885)
     Swap contracts                                                    104,024
                                                                  ------------
NET ASSETS                                                        $301,511,041
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                               9,706,933
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $31.06
                                                                        ------
                                                                        ------

The accompanying notes are an integral part of these financial statements.

Frontegra Total Return Bond Fund
STATEMENT OF OPERATIONS

                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 2006
                                                                (UNAUDITED)
                                                             -----------------
INVESTMENT INCOME:
Interest                                                        $ 8,228,154
                                                                -----------

EXPENSES:
Investment advisory fees (Note 3)                                   634,564
Fund administration and accounting fees                              67,500
Custody fees                                                         23,594
Audit fees                                                           14,043
Legal fees                                                           13,520
Federal and state registration fees                                  12,505
Shareholder servicing fees                                            6,071
Chief Compliance Officer expenses                                     3,067
Directors' fees and related expenses                                  2,940
Reports to shareholders                                               1,945
Other                                                                 5,459
                                                                -----------
Total expenses before waiver                                        785,208
Waiver of expenses by Adviser (Note 3)                             (467,926)
                                                                -----------
Net expenses                                                        317,282
                                                                -----------
NET INVESTMENT INCOME                                             7,910,872
                                                                -----------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Realized gain on:
     Investments                                                  9,770,310
     Foreign currency translation                                       863
Change in net unrealized appreciation/depreciation on:
     Investments                                                  2,081,325
     Swap contracts                                                 109,976
                                                                -----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                            11,962,474
                                                                -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $19,873,346
                                                                -----------
                                                                -----------

The accompanying notes are an integral part of these financial statements.

Frontegra Total Return Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS ENDED
                                                                 DECEMBER 31, 2006            YEAR ENDED
                                                                    (UNAUDITED)             JUNE 30, 2006
                                                                 -----------------          -------------
OPERATIONS:
Net investment income                                               $  7,910,872             $ 14,549,285
Net realized gain (loss) on:
     Investments                                                       9,770,310               (9,636,045)
     Swap contracts                                                           --                  295,964
     Foreign currency translation                                            863                   (2,627)
     Options                                                                  --                   29,000
Change in net unrealized appreciation/depreciation on:
     Investments                                                       2,081,325               (4,068,396)
     Swap contracts                                                      109,976                  (20,310)
     Foreign currency translation                                             --                    1,731
                                                                    ------------             ------------
Net increase in net assets resulting from operations                  19,873,346                1,148,602
                                                                    ------------             ------------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                                 (5,969,818)             (14,981,085)
Net realized gain on investments                                              --               (4,433,906)
                                                                    ------------             ------------
Net decrease in net assets resulting
  from distributions paid                                             (5,969,818)             (19,414,991)
                                                                    ------------             ------------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                           10,493,792               16,902,712
Shares issued to holders in
  reinvestment of distributions                                        5,574,160               18,315,887
Shares redeemed                                                      (42,340,031)             (19,547,094)
                                                                    ------------             ------------
Net increase (decrease) in net assets resulting
  from capital share transactions                                    (26,272,079)              15,671,505
                                                                    ------------             ------------

TOTAL DECREASE IN NET ASSETS                                         (12,368,551)              (2,594,884)
                                                                    ------------             ------------

NET ASSETS:
Beginning of period                                                  313,879,592              316,474,476
                                                                    ------------             ------------
End of period
  (includes undistributed net investment income (loss)
  of $1,844,567 and $(96,487), respectively)                        $301,511,041             $313,879,592
                                                                    ------------             ------------
                                                                    ------------             ------------

The accompanying notes are an integral part of these financial statements.

Frontegra Total Return Bond Fund
FINANCIAL HIGHLIGHTS

                                             SIX MONTHS
                                               ENDED           YEAR           YEAR           YEAR           YEAR           YEAR
                                            DECEMBER 31,      ENDED          ENDED          ENDED          ENDED          ENDED
                                                2006         JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
                                            (UNAUDITED)        2006           2005           2004           2003           2002
                                            ------------     --------       --------       --------       --------       --------
NET ASSET VALUE,
  BEGINNING OF PERIOD                          $29.72         $31.50         $30.51         $31.92         $30.21         $31.01

INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS:
Net investment income                            0.78           1.41           1.13           0.99           1.80           1.45
Net realized and unrealized
  gain (loss) on investments                     1.14          (1.30)          0.98          (0.45)          2.06          (0.40)
                                               ------         ------         ------         ------         ------         ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                          1.92           0.11           2.11           0.54           3.86           1.05
                                               ------         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS
  PAID:
From net investment income                      (0.58)         (1.45)         (1.12)         (0.98)         (1.87)         (1.38)
From net realized gain on investments              --          (0.44)            --          (0.97)         (0.28)         (0.47)
                                               ------         ------         ------         ------         ------         ------
TOTAL DISTRIBUTIONS PAID                        (0.58)         (1.89)         (1.12)         (1.95)         (2.15)         (1.85)
                                               ------         ------         ------         ------         ------         ------

NET ASSET VALUE, END OF PERIOD                 $31.06         $29.72         $31.50         $30.51         $31.92         $30.21
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------
TOTAL RETURN(1)<F17>                            6.47%          0.36%          7.00%          1.71%         13.29%          3.44%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                             $301,511       $313,880       $316,474       $346,733       $358,052       $349,732
Ratio of expenses to
  average net assets(2)<F18>(3)<F19>            0.20%          0.20%         0.408%         0.425%         0.425%         0.425%
Ratio of net investment income to
average net assets(2)<F18>(3)<F19>              4.98%          4.59%          3.30%          2.71%          5.78%          4.84%
Portfolio turnover rate(1)<F17>                  519%         1,247%         1,222%         1,409%           489%           885%

(1)<F17>  Not annualized for periods less than a full year.
(2)<F18> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.49%, 0.50%, 0.501%, 0.507%, 0.505% and
          0.535%, and the ratio of net investment income to average net assets would have been 4.69%, 4.29%, 3.21%, 2.63%, 5.70% and 4.73% for the periods ended December 31, 2006, June 30, 2006, June 30, 2005, June 30, 2004, June 30, 2003 and June 30, 2002, respectively.
(3)<F19>  Annualized.

The accompanying notes are an integral part of these financial statements.

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment (Unaudited)

                     Frontegra Investment             Lehman Brothers
     Date              Grade Bond Fund             Aggregate Bond Index
     ----            --------------------          --------------------
   2/23/2001*<F20>         $100,000                       $100,000
   3/31/2001               $101,242                       $101,377
   6/30/2001               $101,975                       $101,949
   9/30/2001               $106,197                       $106,652
  12/31/2001               $106,384                       $106,699
   3/31/2002               $106,324                       $106,800
   6/30/2002               $109,262                       $110,746
   9/30/2002               $111,830                       $115,820
  12/31/2002               $113,632                       $117,642
   3/31/2003               $115,161                       $119,281
   6/30/2003               $117,928                       $122,264
   9/30/2003               $118,839                       $122,086
  12/31/2003               $119,424                       $122,471
   3/31/2004               $122,455                       $125,729
   6/30/2004               $119,728                       $122,663
   9/30/2004               $123,561                       $126,578
  12/31/2004               $124,744                       $127,788
   3/31/2005               $123,651                       $127,174
   6/30/2005               $127,291                       $131,000
   9/30/2005               $127,322                       $130,115
  12/31/2005               $127,974                       $130,887
   3/31/2006               $127,040                       $130,045
   6/30/2006               $127,156                       $129,940
   9/30/2006               $132,037                       $134,886
  12/31/2006               $133,949                       $136,555

*<F20>   2/23/01 commencement of operations.

Portfolio Total Return**<F21>
FOR THE PERIOD ENDED 12/31/06
-----------------------------
SIX MONTHS               5.34%

ONE YEAR                 4.67%

FIVE YEAR
AVERAGE ANNUAL           4.72%

SINCE COMMENCEMENT
AVERAGE ANNUAL           5.12%

This chart assumes an initial gross investment of $100,000 made on 2/23/01 (commencement of operations). Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset backed and mortgage backed securities, with maturities of at least one year. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities. A direct investment in the index is not possible.

**<F21> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Investment Grade Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2006 (Unaudited)

Principal Amount                                                                                                     Value
----------------                                                                                                     -----
                    ASSET BACKED SECURITIES  12.2%
   $  300,000       Americredit Automobile Receivables Trust
                      2006-A-F, 5.610%, 03/08/2010 (e)<F26>                                                       $   300,443
                    Burlington North Santa Fe
       45,216         1996-B, 6.960%, 03/22/2009                                                                       45,859
      647,262         2004-1, 4.575%, 01/15/2021                                                                      624,162
      885,000       Capital One Auto Finance Trust
                      2006-B, 5.530%, 05/15/2009 (e)<F26>                                                             885,724
      395,000       Carmax Auto Trust
                      2006-2, 5.290%, 06/15/2009 (e)<F26>                                                             394,999
      475,000       Caterpillar Financial Asset Trust
                      2006-A, 5.590%, 02/25/2009 (e)<F26>                                                             475,536
    1,175,000       Chase Credit Card Master Trust
                      2004-2, 5.390%, 09/15/2009 (e)<F26>                                                           1,175,248
      530,000       Chase Issuance Trust
                      2004-10A, 5.220%, 07/15/2010 (c)<F24>(e)<F26>                                                   530,206
      665,036       CIT Equipment Collateral Trust
                      2005-VT1, 4.120%, 08/20/2008 (e)<F26>                                                           661,370
      274,582       CNH Equipment Trust
                      2006-B, 5.393%, 10/15/2007 (e)<F26>                                                             274,621
      565,000       Ford Credit Auto Trust
                      2006-B, 5.420%, 07/15/2009 (e)<F26>                                                             565,341
      885,000       GS Auto Loan Trust
                      2006-1, 5.470%, 02/15/2009 (e)<F26>                                                             885,730
      240,000       Hertz Vehicle Financing LLC
                      2005-2A, 5.080%, 11/25/2011
                      (Acquired 12/15/2005, Cost $239,961) (a)<F22>                                                   238,480
       56,388       Keystone Owner Trust
                      1998-P1, 7.530%, 05/25/2025
                      (Acquired 04/22/2003, Cost $58,937) (a)<F22>                                                     56,172
      250,064       Mid-State Trust
                      11, 4.864%, 07/15/2038                                                                          240,534
      335,000       Nissan Auto Receivables Owner Trust
                      2006-C, 5.520%, 01/15/2009 (e)<F26>                                                             335,502
      356,101       PF Export Receivables Master Trust
                      2003-B, 3.748%, 06/01/2013
                      (Acquired Multiple Dates, Cost $356,312) (a)<F22>                                               333,756
                    SLM Student Loan Trust
      475,000         2006-7, 5.337%, 04/25/2012 (c)<F24>(e)<F26>                                                     474,822
      179,036         2004-10, 5.397%, 01/25/2014 (c)<F24>(e)<F26>                                                    179,033
      484,124       Union Pacific Corp.
                      2004-1, 5.404%, 07/02/2025                                                                      482,488
                    USAA Auto Owner Trust
      212,240         2006-4, 5.340%, 12/13/2007 (e)<F26>                                                             212,224
      116,266         2006-1, 5.030%, 11/15/2008 (e)<F26>                                                             116,178
      925,000         2006-3, 5.470%, 04/15/2009 (e)<F26>                                                             926,021
      150,013       Volkswagen Auto Trust
                      2006-A, 5.524%, 08/20/2007 (e)<F26>                                                             150,078
                                                                                                                  -----------
                    TOTAL ASSET BACKED SECURITIES
                      (Cost $10,621,840)                                                                           10,564,527
                                                                                                                  -----------

                    CORPORATE BONDS  12.7%
                    Automobiles  0.4%
      375,000       Daimler Chrysler NA Holdings
                      5.875%, 03/15/2011                                                                              376,412
                                                                                                                  -----------

                    Chemicals  0.2%
      187,000       ICI Wilmington Inc.
                      4.375%, 12/01/2008                                                                              183,482
                                                                                                                  -----------

                    Commercial Banks  0.3%
      217,000       Credit Suisse First Boston London
                      7.900%, 05/01/2007
                      (Acquired 04/17/2002, $217,881) (a)<F22>(b)<F23>                                                218,742
                                                                                                                  -----------

                    Consumer Finance  0.6%
                    Residential Capital Corp.
      300,000         6.375%, 06/30/2010                                                                              303,491
      200,000         6.000%, 02/22/2011                                                                              199,622
                                                                                                                  -----------
                                                                                                                      503,113
                                                                                                                  -----------
                    Diversified Financial Services  0.5%
      130,000       Pricoa Global Funding I
                      5.331%, 03/03/2009
                      (Acquired 03/01/2006, Cost $130,000) (a)<F22>(c)<F24>(e)<F26>                                   130,121
      308,575       Windsor Financing LLC
                      5.881%, 07/15/2017
                      (Acquired Multiple Dates, Cost $307,883) (a)<F22>                                               307,434
                                                                                                                  -----------
                                                                                                                      437,555
                                                                                                                  -----------
                    Diversified Telecommunication Services  1.3%
      200,000       AT&T Corp.
                      7.300%, 11/15/2011                                                                              216,535
      200,000       Deutsche Telekom International Finance BV
                      8.250%, 06/15/2030 (b)<F23>                                                                     245,868
      525,000       Telecom Italia Capital
                      6.200%, 07/18/2011 (b)<F23>                                                                     532,756
      157,000       Telefonos de Mexico, S.A. de C.V.
                      4.500%, 11/19/2008 (b)<F23>                                                                     154,168
                                                                                                                  -----------
                                                                                                                    1,149,327
                                                                                                                  -----------
                    Electric Utilities  4.1%
                    Appalachian Power Co.
       75,000         4.400%, 06/01/2010                                                                               72,457
       80,000         5.550%, 04/01/2011                                                                               80,100
      180,000       CenterPoint Energy, Inc.
                      6.500%, 02/01/2008                                                                              181,422
      235,000       Cincinnati Gas & Electric Co.
                      5.700%, 09/15/2012                                                                              237,204
      560,000       Commonwealth Edison Co.
                      5.950%, 08/15/2016                                                                              566,164
      156,000       Consumers Energy Co.
                      4.400%, 08/15/2009                                                                              151,977
      322,000       Entergy Arkansas Inc.
                      5.000%, 07/01/2018                                                                              294,178
      172,000       Entergy Gulf States Inc.
                      4.875%, 11/01/2011                                                                              165,401
       30,000       Entergy Louisiana LLC
                      5.500%, 04/01/2019                                                                               28,571
      130,000       Florida Power Corp.
                      4.500%, 06/01/2010                                                                              126,383
      151,903       FPL Energy Virginia Funding Corp.
                      7.520%, 06/30/2019
                      (Acquired 02/10/2006, Cost $162,741) (a)<F22>                                                   161,786
                    Indianapolis Power & Light Co.
       65,000         6.300%, 07/01/2013
                      (Acquired 10/17/2006, Cost $67,329) (a)<F22>                                                     66,743
      140,000         6.050%, 10/01/2036
                      (Acquired 10/02/2006, Cost $139,101) (a)<F22>                                                   139,315
      504,000       Public Service Co. of Colorado
                      4.375%, 10/01/2008                                                                              495,874
      370,000       Public Service Electric & Gas
                      5.000%, 01/01/2013                                                                              362,177
      290,000       Southern California Edison Co.
                      4.740%, 02/02/2009 (c)<F24>                                                                     290,389
      110,000       Westar Energy Inc.
                    6.000%, 07/01/2014                                                                                112,607
                                                                                                                  -----------
                                                                                                                    3,532,748
                                                                                                                  -----------
                    Gas Utilities  1.4%
      380,139       Alliance Pipeline U.S.
                      4.591%, 12/31/2025
                      (Acquired 04/27/2006, Cost $351,445) (a)<F22>                                                   355,609
      180,000       Gulfstream Natural Gas
                      5.560%, 11/01/2015
                      (Acquired Multiple Dates, Cost $180,335) (a)<F22>                                               177,545
      505,000       Northern Natural Gas Co.
                      5.375%, 10/31/2012
                      (Acquired 04/05/2006, Cost $500,920) (a)<F22>                                                   500,514
      190,000       Southern Star Cent Gas
                      6.000%, 06/01/2016
                      (Acquired 04/06/2006, Cost $189,360) (a)<F22>                                                   191,187
                                                                                                                  -----------
                                                                                                                    1,224,855
                                                                                                                  -----------
                    Insurance  1.1%
      130,000       Jackson National Life Global Funding
                      5.125%, 02/10/2011
                      (Acquired 02/03/2006, Cost $129,892) (a)<F22>                                                   128,984
      351,000       New York Life Global Funding
                      3.875%, 01/15/2009
                      (Acquired 01/05/2004, Cost $350,842) (a)<F22>                                                   341,563
      184,000       Pacific Life Global Funding
                      3.750%, 01/15/2009
                      (Acquired 01/08/2004, Cost $183,560) (a)<F22>                                                   178,999
      289,000       Protective Life Secured Trust
                      4.000%, 10/07/2009                                                                              279,654
                                                                                                                  -----------
                                                                                                                      929,200
                                                                                                                  -----------
                    Media  0.3%
      300,000       COX Communications Inc.
                      4.625%, 06/01/2013                                                                              282,283
                                                                                                                  -----------

                    Multi-Utilities & Unregulated Power  1.0%
      323,171       American Ref-Fuel Co. LLC
                      6.260%, 12/31/2015
                      (Acquired Multiple Dates, Cost $323,171) (a)<F22>                                               318,036
      197,400       Kern River Funding Corp.
                      4.893%, 04/30/2018
                      (Acquired Multiple Dates, Cost $192,032) (a)<F22>                                               191,636
      414,990       Kiowa Power Partners LLC
                      4.811%, 12/30/2013
                      (Acquired 11/22/2004, Cost $416,450) (a)<F22>                                                   399,988
                                                                                                                  -----------
                                                                                                                      909,660
                                                                                                                  -----------
                    Oil, Gas & Consumable Fuels  0.8%
                    Anadarko Petroleum Corp.
       90,000         5.950%, 09/15/2016                                                                               90,188
      105,000         6.450%, 09/15/2036                                                                              106,102
      167,750       Pemex Finance Ltd.
                      9.690%, 08/15/2009                                                                              181,247
      330,000       Texas Gas Transmission Corp.
                      4.600%, 06/01/2015                                                                              305,792
                                                                                                                  -----------
                                                                                                                      683,329
                                                                                                                  -----------
                    Transportation  0.7%
      567,419       Burlington North Santa Fe
                      6.230%, 07/02/2018                                                                              590,882
                                                                                                                  -----------
                    TOTAL CORPORATE BONDS
                      (Cost $11,103,832)                                                                           11,021,588
                                                                                                                  -----------

                    FOREIGN GOVERNMENT NOTES/BONDS  1.8%
      435,000       Aid-Egypt
                      4.450%, 09/15/2015 (b)<F23>                                                                     420,345
      546,000       Aid-Israel
                      5.500%, 09/18/2023 (b)<F23>                                                                     567,937
      580,000       Quebec Province
                      5.000%, 03/01/2016 (b)<F23>                                                                     572,092
                                                                                                                  -----------
                    TOTAL FOREIGN GOVERNMENT NOTES/BONDS
                      (Cost $1,591,163)                                                                             1,560,374
                                                                                                                  -----------

                    MORTGAGE BACKED SECURITIES  55.2%
                    Banc of America Commercial Mortgage Inc.
      725,000         Pool # 2004-2, 4.050%, 11/10/2038                                                               695,407
      970,000         Pool # 2005-5, 5.001%, 10/10/2045                                                               962,175
      345,000         Pool # 2005-6, 5.165%, 09/10/2047                                                               344,396
       60,944       Capco America Securitization Corp.
                      Pool # 1998-D7, 5.860%, 10/15/2030 (e)<F26>                                                      60,886
      881,779       Commercial Mortgage Pass-Through Certificate
                      Pool # 2003-LB1A, 3.251%, 06/10/2038                                                            834,905
                    Credit Suisse First Boston Mortgage Securities Corp.
      171,608         Pool # 2005-10, 5.000%, 09/25/2015                                                              169,903
       56,775         Pool # 2003-1, 7.000%, 02/25/2033 (e)<F26>                                                       56,774
      338,142         Pool # 2003-C3, 2.079%, 05/15/2038 (e)<F26>                                                     329,439
                    FHLMC Pools
       21,129         Pool # 25, 6.500%, 12/25/2008 (e)<F26>                                                           21,119
      351,662         Pool # 2775, 3.000%, 11/15/2013                                                                 342,402
      550,640         Pool # B14039, 4.000%, 05/01/2014                                                               532,041
      624,073         Pool # G11786, 5.000%, 10/01/2014                                                               619,481
      662,348         Pool # B18639, 4.000%, 01/01/2015                                                               638,419
      455,914         Pool # G11672, 5.000%, 03/01/2015                                                               452,560
      133,530         Pool # B19614, 5.000%, 07/01/2015                                                               132,216
      610,122         Pool # G11745, 5.000%, 07/01/2015                                                               605,502
      427,996         Pool # G11970, 5.000%, 04/01/2016                                                               422,823
      312,344         Pool # E01647, 4.000%, 05/01/2019                                                               294,321
      148,290         Pool # 2802, 4.500%, 02/15/2020 (e)<F26>                                                        147,558
      225,368         Pool # 2692, 3.500%, 01/15/2023 (e)<F26>                                                        223,003
      198,825         Pool # A45788, 6.500%, 05/01/2035                                                               202,930
                    FHLMC Remic
      715,495         Series R001, 4.375%, 04/15/2015                                                                 697,685
      276,354         Series 2848, 5.000%, 06/15/2015 (e)<F26>                                                        274,925
       67,005         Series 2508, 4.500%, 03/15/2016                                                                  66,401
      465,508         Series 2786, 4.000%, 08/15/2017                                                                 448,430
       28,258         Series 2691, 4.000%, 01/15/2018 (e)<F26>                                                         28,199
      155,581         Series 2912, 5.500%, 12/15/2020 (e)<F26>                                                        155,305
      188,245         Series 2827, 5.000%, 01/15/2021 (e)<F26>                                                        187,522
      220,123         Series 2695, 3.500%, 11/15/2022 (e)<F26>                                                        216,252
       60,374         Series 2574, 4.500%, 05/15/2026 (e)<F26>                                                         60,103
      279,573         Series 2731, 4.500%, 11/15/2028                                                                 273,091
      163,192         Series 2793, 4.500%, 09/15/2029                                                                 158,665
      740,632         Series 2990, 4.500%, 02/15/2033                                                                 716,531
      549,230         Series 3031, 4.500%, 08/15/2033                                                                 530,905
      490,000         Series 3114, 5.000%, 09/15/2033                                                                 481,462
      850,000         Series 3169, 5.000%, 06/15/2034                                                                 828,352
      455,000         Series 3202, 4.500%, 03/15/2035                                                                 437,742
      307,525         Series 3114, 5.000%, 02/15/2036                                                                 258,099
                    FNMA Pools
      528,984         Pool # 387219, 4.125%, 01/01/2010                                                               512,060
    1,644,000         Pool # 385537, 4.745%, 11/01/2012                                                             1,597,817
      121,538         Pool # 254659, 4.500%, 02/01/2013                                                               119,142
      576,025         Pool # 254758, 4.500%, 06/01/2013                                                               564,369
      273,396         Pool # 768008, 5.000%, 06/01/2013                                                               271,072
      160,049         Pool # 768009, 5.000%, 06/01/2013                                                               158,691
      259,709         Pool # 254806, 4.500%, 07/01/2013                                                               254,418
      333,357         Pool # 386341, 3.810%, 08/01/2013                                                               310,885
      270,941         Pool # 386441, 3.980%, 08/01/2013                                                               257,706
      149,097         Pool # 763019, 5.000%, 08/01/2013                                                               147,832
      337,689         Pool # 254909, 4.000%, 09/01/2013                                                               326,589
      152,783         Pool # 255450, 4.500%, 10/01/2014                                                               149,351
      258,081         Pool # 387265, 4.655%, 02/01/2015                                                               249,686
      444,786         Pool # 745456, 5.500%, 03/01/2016                                                               445,365
      329,794         Pool # 745659, 5.000%, 04/01/2016                                                               326,756
      368,832         Pool # 745444, 5.500%, 04/01/2016                                                               369,929
    1,347,434         Pool # 357312, 5.000%, 12/01/2017                                                             1,328,828
      148,285         Pool # 254759, 4.500%, 06/01/2018                                                               143,399
      695,787         Pool # 254865, 4.500%, 09/01/2018                                                               672,860
      493,415         Pool # 725546, 4.500%, 06/01/2019                                                               476,571
      263,549         Pool # 555203, 7.000%, 09/01/2032                                                               270,495
      277,048         Pool # 386320, 4.550%, 10/01/2033                                                               249,915
      259,810         Pool # 905211, 7.000%, 11/01/2036                                                               266,684
      359,128         Pool # 905410, 7.000%, 11/01/2036                                                               368,630
      638,428         Pool # 256527, 7.000%, 12/01/2036                                                               655,320
                    FNMA Remic
      255,000         Series 1997-M5, 6.740%, 08/25/2007 (e)<F26>                                                     255,929
      165,541         Series 2003-87, 3.500%, 04/25/2011 (e)<F26>                                                     164,291
      134,585         Series 2003-88, 3.500%, 04/25/2011 (e)<F26>                                                     133,575
      139,508         Series 2002-83, 5.000%, 11/25/2012 (e)<F26>                                                     138,926
    1,136,269         Series 2005-35, 4.000%, 08/25/2018                                                            1,094,086
      992,645         Series 2004-93, 4.250%, 04/25/2019                                                              957,932
      186,403         Series 2003-58, 3.500%, 10/25/2021 (e)<F26>                                                     184,217
    1,042,320         Series 2005-65, 4.500%, 08/25/2026                                                            1,028,741
      384,942         Series 2006-5, 5.130%, 11/25/2028 (c)<F24>(e)<F26>                                              385,456
      571,787         Series 2005-95, 4.500%, 03/25/2033                                                              551,953
      193,609         Series 2003-W19, 5.500%, 11/25/2033 (e)<F26>                                                    192,465
      251,070         Series 2004-64, 5.000%, 03/25/2034                                                              247,095
      239,645         Series 2004-T2, 7.000%, 11/25/2043                                                              246,959
                    FNMA TBA
      985,000         5.500%, 01/15/2022 (d)<F25>                                                                     984,693
    1,905,000         6.000%, 01/15/2022 (d)<F25>                                                                   1,931,194
    3,280,000         5.000%, 01/15/2037 (d)<F25>                                                                   3,164,176
    1,910,000         5.000%, 01/15/2037 (d)<F25>                                                                   1,843,746
    1,910,000         5.500%, 01/15/2037 (d)<F25>                                                                   1,887,319
    1,920,000         6.500%, 01/15/2037 (d)<F25>                                                                   1,955,401
      770,013       GMAC Commercial Mortgage Securities Inc.
                      Pool # 2003-C1, 3.337%, 05/10/2036                                                              731,028
      403,760       GNMA Pool
                      Pool # 2005-21, 5.000%, 03/20/2035                                                              366,766
      635,000       Greenwich Capital Commercial Funding Corp.
                      Pool # 2005-GG5, 5.117%, 04/10/2037                                                             632,742
                    LB-UBS Commercial Mortgage Trust
      220,000         Pool # 2005-C5, 4.885%, 09/15/2030                                                              217,879
      945,000         Pool # 2005-C7, 5.103%, 11/15/2030                                                              941,506
      221,825       Master Alternative Loans Trust
                      Pool # 2004-6, 4.500%, 07/25/2014                                                               217,521
                    Master Asset Securitization Trust
      175,695         Pool # 2004-3, 4.750%, 01/25/2014                                                               173,089
       45,340         Pool # 2003-11, 4.000%, 12/25/2033 (e)<F26>                                                      45,105
                    Merrill Lynch Commercial Mortgage Trust
      235,303         Pool # 2002-MW1, 4.929%, 07/12/2034 (e)<F26>                                                    234,277
      306,089         Pool # 2006-3, 4.711%, 07/12/2046                                                               301,667
      310,009       Morgan Stanley Capital I
                      Pool # 2003-IQ4, 3.270%, 05/15/2040                                                             297,441
       66,750       Nomura Asset Acceptance Corp.
                      Pool # 2005-AP3, 5.211%, 08/25/2035 (c)<F24>(e)<F26>                                             66,767
                    Wachovia Bank Commercial Mortgage Trust
      447,160         Pool # 2003-C5, 2.986%, 06/15/2035                                                              419,377
      489,666         Pool # 2003-C7, 4.241%, 10/15/2035
                      (Acquired 09/26/2006, Cost $477,940) (a)<F22>                                                   476,251
    1,001,404       Wells Fargo Mortgage Backed Securities Trust
                      Pool # 2006-3, 5.500%, 03/25/2036                                                               998,128
                                                                                                                  -----------
                    TOTAL MORTGAGE BACKED SECURITIES
                      (Cost $48,110,760)                                                                           47,869,997
                                                                                                                  -----------

                    SUPRANATIONAL ISSUE  0.3%
      290,000       European Investment Bank
                      4.875%, 02/15/2036 (b)<F23>                                                                     273,646
                                                                                                                  -----------
                    TOTAL SUPRANATIONAL ISSUE
                      (Cost $287,613)                                                                                 273,646
                                                                                                                  -----------

                    U.S. TREASURY OBLIGATIONS  28.6%
                    U.S. Treasury Bonds  7.3%
    5,910,000       5.250%, 02/15/2029                                                                              6,198,112
      135,000       4.500%, 02/15/2036                                                                                128,377
                                                                                                                  -----------
                                                                                                                    6,326,489
                                                                                                                  -----------
                    U.S. Treasury Notes  20.2%
    1,655,000       4.875%, 10/31/2008                                                                              1,655,776
    2,275,000       4.750%, 12/31/2008                                                                              2,272,334
    5,945,000       4.500%, 11/30/2011                                                                              5,892,054
    7,610,000       4.875%, 08/15/2016                                                                              7,700,962
                                                                                                                  -----------
                                                                                                                   17,521,126
                                                                                                                  -----------
                    U.S. Treasury Inflation Index Notes  1.1%
      462,840       2.375%, 04/15/2011                                                                                460,996
      454,900       2.500%, 07/15/2016                                                                                458,347
                                                                                                                  -----------
                                                                                                                      919,343
                                                                                                                  -----------
                    TOTAL U.S. TREASURY OBLIGATIONS
                      (Cost $25,015,408)                                                                           24,766,958
                                                                                                                  -----------

                    SHORT TERM INVESTMENTS  0.8%
                    Variable Rate Demand Notes (f)<F27> 0.8%
      618,701       American Family Financial Services Inc.,
                      12/31/2031, 4.595% (e)<F26>                                                                     618,701
       90,000       Wisconsin Corporate Central Credit Union,
                      12/31/2031, 4.869% (e)<F26>                                                                      90,000
                                                                                                                  -----------
                                                                                                                      708,701
                                                                                                                  -----------
                    TOTAL SHORT TERM INVESTMENTS
                    (Cost $708,701)                                                                                   708,701
                                                                                                                  -----------

                    TOTAL INVESTMENTS  111.6%
                    (Cost $97,439,317)                                                                             96,765,791

                    Liabilities in Excess of Other Assets  (11.6)%                                                (10,044,553)
                                                                                                                  -----------

                    TOTAL NET ASSETS  100.0%                                                                      $86,721,238
                                                                                                                  -----------
                                                                                                                  -----------

(a)<F22> Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities amounted to $4,912,861 (5.7% of net assets) at December 31, 2006.
(b)<F23>  U.S.-dollar denominated security of foreign issuer.
(c)<F24>  Adjustable rate.
(d)<F25>  When-issued security.
(e)<F26>  Security marked as segregated to cover when-issued security.
(f)<F27> Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2006.

The accompanying notes are an integral part of these financial statements.

Frontegra Investment Grade Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006 (Unaudited)

ASSETS:
Investments at value (cost $97,439,317)                           $ 96,765,791
Interest receivable                                                    739,938
Receivable for investments sold                                     44,882,493
Receivable for Fund shares sold                                        706,330
Receivable from Adviser                                                  6,390
Other assets                                                            13,025
                                                                  ------------
Total assets                                                       143,113,967
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                   56,351,525
Accrued expenses                                                        41,204
                                                                  ------------
Total liabilities                                                   56,392,729
                                                                  ------------
NET ASSETS                                                        $ 86,721,238
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $ 88,418,781
Undistributed net investment income                                    520,493
Accumulated net realized loss                                       (1,544,510)
Net unrealized depreciation on investments                            (673,526)
                                                                  ------------
NET ASSETS                                                        $ 86,721,238
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                          50,000,000
Issued and outstanding                                               8,513,025
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $10.19
                                                                        ------
                                                                        ------

The accompanying notes are an integral part of these financial statements.

Frontegra Investment Grade Bond Fund
STATEMENT OF OPERATIONS

                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 2006
                                                                (UNAUDITED)
                                                             -----------------

INVESTMENT INCOME:
Interest                                                         $2,253,591
                                                                 ----------

EXPENSES:
Investment advisory fees (Note 3)                                   192,027
Fund administration and accounting fees                              37,672
Custody fees                                                         20,597
Legal fees                                                           13,502
Audit fees                                                           13,286
Federal and state registration fees                                  11,406
Shareholder servicing fees                                            5,940
Chief Compliance Officer expenses                                     3,067
Directors' fees and related expenses                                  2,940
Reports to shareholders                                               1,227
Other                                                                 1,829
                                                                 ----------
Total expenses before waiver and reimbursement                      303,493
Waiver and reimbursement of expenses by Adviser (Note 3)           (212,052)
                                                                 ----------
Net expenses                                                         91,441
                                                                 ----------
NET INVESTMENT INCOME                                             2,162,150
                                                                 ----------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Net realized gain on investments                                  1,874,454
Change in net unrealized
  appreciation/depreciation on investments                          738,998
                                                                 ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                             2,613,452
                                                                 ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $4,775,602
                                                                 ----------
                                                                 ----------

The accompanying notes are an integral part of these financial statements.

Frontegra Investment Grade Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 2006            YEAR ENDED
                                                                (UNAUDITED)             JUNE 30, 2006
                                                             -----------------          -------------
OPERATIONS:
Net investment income                                           $ 2,162,150              $ 4,117,876
Net realized gain (loss) on investments                           1,874,454               (3,050,529)
Change in net unrealized
  appreciation/depreciation on investments                          738,998               (1,221,096)
                                                                -----------              -----------
Net increase (decrease) in net assets
  resulting from operations                                       4,775,602                 (153,749)
                                                                -----------              -----------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                            (1,673,775)              (4,205,872)
Net realized gain on investments                                         --                 (536,017)
                                                                -----------              -----------
Net decrease in net assets resulting
  from distributions paid                                        (1,673,775)              (4,741,889)
                                                                -----------              -----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                       2,444,325               12,127,530
Shares issued to holders in
  reinvestment of distributions                                     863,779                2,844,314
Shares redeemed                                                 (16,575,665)              (8,908,417)
                                                                -----------              -----------
Net increase (decrease) in net assets resulting
  from capital share transactions                               (13,267,561)               6,063,427
                                                                -----------              -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS                         (10,165,734)               1,167,789
                                                                -----------              -----------

NET ASSETS:
Beginning of period                                              96,886,972               95,719,183
                                                                -----------              -----------
End of period
  (includes undistributed net investment income
  of $520,493 and $32,118, respectively)                        $86,721,238              $96,886,972
                                                                -----------              -----------
                                                                -----------              -----------

The accompanying notes are an integral part of these financial statements.

Frontegra Investment Grade Bond Fund
FINANCIAL HIGHLIGHTS

                                        SIX MONTHS
                                          ENDED           YEAR           YEAR           YEAR           YEAR           YEAR
                                       DECEMBER 31,      ENDED          ENDED          ENDED          ENDED          ENDED
                                           2006         JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
                                       (UNAUDITED)        2006           2005           2004           2003           2002
                                       ------------     --------       --------       --------       --------       --------
NET ASSET VALUE,
  BEGINNING OF PERIOD                     $ 9.86         $10.36         $10.22         $10.62         $10.28         $10.02

INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS:
Net investment income                       0.25           0.42           0.37           0.31           0.35           0.35
Net realized and unrealized
  gain (loss) on investments                0.27          (0.43)          0.27          (0.15)          0.45           0.35
                                          ------         ------         ------         ------         ------         ------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                     0.52          (0.01)          0.64           0.16           0.80           0.70
                                          ------         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS
  PAID:
From net investment income                 (0.19)         (0.43)         (0.37)         (0.31)         (0.35)         (0.35)
From net realized gain on investments         --          (0.06)         (0.13)         (0.25)         (0.11)         (0.09)
                                          ------         ------         ------         ------         ------         ------
TOTAL DISTRIBUTIONS PAID                   (0.19)         (0.49)         (0.50)         (0.56)         (0.46)         (0.44)
                                          ------         ------         ------         ------         ------         ------

NET ASSET VALUE, END OF PERIOD            $10.19         $ 9.86         $10.36         $10.22         $10.62         $10.28
                                          ------         ------         ------         ------         ------         ------
                                          ------         ------         ------         ------         ------         ------
TOTAL RETURN(1)<F28>                       5.34%        (0.11)%          6.32%          1.53%          7.93%          7.15%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                         $86,721        $96,887        $95,719       $123,913       $135,211        $35,435
Ratio of expenses to
  average net assets(2)<F29>(3)<F30>       0.20%          0.20%          0.40%          0.42%          0.42%          0.37%
Ratio of net investment income to
  average net assets(2)<F29>(3)<F30>       4.73%          4.20%          3.07%          2.39%          3.78%          3.79%
Portfolio turnover rate(1)<F28>             528%         1,121%         1,080%         1,104%           625%         1,624%

(1)<F28>  Not annualized for periods less than a full year.
(2)<F29> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.66%, 0.65%, 0.62%, 0.62%, 0.62% and 1.02% and the ratio of net investment income to average net assets would have been 4.27%, 3.75%, 2.85%, 2.19%, 3.58% and 3.14% for the periods ended
          December 31, 2006, June 30, 2006, June 30, 2005, June 30, 2004, June
          30, 2003 and June 30, 2002, respectively.
(3)<F30>  Annualized.

The accompanying notes are an integral part of these financial statements.

                                   FRONTEGRA
                                   IRONBRIDGE
                                 SMALL CAP FUND

                                   FRONTEGRA
                                   IRONBRIDGE
                                   SMID FUND

REPORT FROM IRONBRIDGE CAPITAL MANAGEMENT, L.P.:

Dear Fellow Shareholders:

The Frontegra IronBridge Small Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations. The objective is relative to and measured against the Russell 2000 Index.

The Frontegra IronBridge SMID Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small and mid market capitalizations. The objective is relative to and measured against the Russell 2500 Index.

PERFORMANCE REVIEW:

For the year ending December 31, 2006, the Frontegra IronBridge Small Cap Fund has returned 16.84% gross of fees and 15.57% after fees, behind the benchmark's 18.37% return for the period.

SMALL CAP FUND WINNERS               RETURN            SMALL CAP FUND LOSERS                RETURN
----------------------               ------            ---------------------                ------
CHAPARRAL STEEL CO                   107.3%            OPENWAVE SYSTEMS INC                 -59.6%
ZOLTEK COMPANIES INC                 101.1%            SECURE COMPUTING CORP                -49.0%
CNS INC                               66.2%            AFFYMETRIX INC                       -40.2%
ALLSCRIPTS HEALTHCARE                                  WITNESS SYSTEMS INC                  -39.1%
  SOLUTIONS INC                       59.8%            CONNETICS CORP                       -38.4%
POLYCOM INC                           56.9%            MERCURY COMPUTER SYSTEMS INC         -32.9%
LONGVIEW FIBRE CO                     56.8%            MATRIA HEALTHCARE INC                -32.1%
LINCOLN ELECTRIC HOLDINGS INC         54.2%            FOXHOLLOW TECHNOLOGIES INC           -27.6%
RTI INTERNATIONAL METALS              53.2%            SOURCE INTERLINK
MANHATTAN ASSOCIATES INC              52.6%              COMPANIES INC                      -24.6%
ABIOMED INC                           52.6%            AUDIBLE INC                          -24.3%

For the full year, stock selection detracted some 165 basis points relative to the Russell 2000 Index, while sector allocation added 39 basis points. Stock selection was strong among our Energy, Materials and Financial holdings but weaker among our Consumer Discretionary, Staples and Industrial holdings.

The Russell 2000 Index, which was up 18.37%, proved especially difficult to beat due to unusual trading during its annual rebalancing in July. The reconstitution, along with the significant proliferation of structured products benchmarked to the Russell 2000 Index, such as Exchange-Traded Funds (ETFs), resulted in phantom excess performance of the index relative to other small cap benchmarks and the small cap universe in general. By comparison, the S&P SmallCap 600 Index was up 15.12% and small companies (<$2.5B in market cap) outside the Russell 2000 Index were up 14.66%.

We experienced an unusually high number of takeovers in the portfolio this year. In fact, eleven of our companies were bid for by financial or strategic buyers, which equates to approximately 10% of the portfolio. We believe this confirms our investment process is good at identifying undervalued businesses. That is the good news. The bad news is that takeovers force sales and higher turnover, which forces us to find new buys. Finding new buys has been more difficult based on valuations among our small cap universe.

The Frontegra IronBridge SMID Fund returned 10.38% gross of fees and 9.34% after fees in 2006, behind the benchmark's 16.17% return for the year.

SMID FUND WINNERS                    RETURN            SMID FUND LOSERS                     RETURN
-----------------                    ------            ----------------                     ------
POLYCOM INC                          80.85%            OPENWAVE SYSTEMS INC                -62.38%
FOREST CITY ENTERPRISE               49.41%            GETTY IMAGES INC                    -38.29%
INCO                                 47.36%            DIGITAS INC                         -37.12%
METHANEX CORP                        46.87%            AFFYMETRIX INC                      -34.61%
TRIMBLE NAVIGATION LTD               44.96%            MATRIA HEALTHCARE INC               -32.80%
JLG INDUSTRIES INC                   43.74%            FOXHOLLOW TECHNOLOGIES INC          -23.03%
PHILLIPS-VAN HEUSEN CORP             41.96%            MASSEY ENERGY CO                    -22.83%
JOY GLOBAL INC                       41.46%            HEADWATERS INC                      -21.65%
VARIAN SEMICONDUCTOR                 40.97%            INTERNET SECURITY SYSTEMS INC       -21.29%
ALLEGHENY ENERGY INC                 39.51%            SYMYX TECHNOLOGIES INC              -20.94%

Stock selection for the year was led by Financials, Energy, Materials, Healthcare and Industrials. In particular, the portfolio's strong stock selection in REITs was noteworthy given the outperformance of a 30.20% surge in the industry as M&A activity sparked buying. Stock selection was weakest in Utilities, Technology, Consumer Discretionary and Consumer Staples. We were most disappointed in several leadership downgrades of previous Technology holdings during the second quarter, which resulted in thesis violations and subsequent sells.

The Frontegra IronBridge SMID Fund has the flexibility to own firms within the equity market capitalization range of $100 million to $10 billion. By design, we have maintained a higher average market cap than that of the Russell 2500 Index. More specifically, the weighted average market capitalization of our SMID Fund is $4.5 billion, which is currently closer to the S&P Midcap 400 Index ($4.0 billion) than the Russell 2500 Index ($2.5 billion). This tilt was the overriding headwind for the Fund during the fourth quarter, and the year, relative to the Russell 2500 Index. While the SMID Fund generated a strong absolute return that approximated that of the S&P 400 Index (10.32%), it underperformed the Russell 2500 Index (16.17%), which is our long-term benchmark. Our decision to underweight smaller companies in our mandated universe resulted in an intended size bias that did not work in our favor this year, but we believe that patient investors will be rewarded.

PORTFOLIO OUTLOOK

Stock market volatility will likely continue in 2007 with rapidly changing sector and Life Cycle leadership, continued M&A activity, continued demand for illiquid assets (driven by optimization models) and the need for pension funds to earn higher returns than those perceived available in large-cap stock and bond markets. We welcome all this change because fundamental investors like us have a disciplined framework that can cope well and can look forward to money-making opportunities as the imbalances unwind. Meanwhile, we stick to our wealth-creating strategies.

Investors will continue to try to sort out whether the economy is headed for a soft or hard landing. They will monitor the housing, sub prime mortgage markets and derivative markets for any hint of systematic risk or contagion in the overall economy. Investors will try to understand the agenda of the newly elected Democratic Congress and sort out what that might mean for investor taxes, certain industries and even protectionism as a solution to the China currency peg.

Investors will try to get a handle on the liquidity-driven market, constantly guessing as to its sustainability. This will cause volatility that our disciplined framework will take advantage of by allowing us to invest in companies that are doing the right thing to create shareholder value at attractive entry points.

Our disciplined Life Cycle and industry diversification should help us weather the expected volatility by neutralizing factor bets and allowing performance to be driven by stock selection.

Thank you for your continued support,

/s/Christopher C. Faber                      /s/Jeffrey B. Madden

Christopher C. Faber                         Jeffrey B. Madden
IronBridge Capital Management, L.P.          IronBridge Capital Management, L.P.

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment (Unaudited)

     Date        Frontegra IronBridge Small Cap Fund      Russell 2000 Index
     ----        -----------------------------------      ------------------
   8/30/2002*<F31>             $100,000                        $100,000
   9/30/2002                    $95,200                         $92,819
  12/31/2002                   $106,200                         $98,534
   3/31/2003                   $104,500                         $94,108
   6/30/2003                   $130,400                        $116,152
   9/30/2003                   $136,000                        $126,696
  12/31/2003                   $152,713                        $145,095
   3/31/2004                   $160,082                        $154,179
   6/30/2004                   $162,027                        $154,900
   9/30/2004                   $159,571                        $150,479
  12/31/2004                   $181,408                        $171,683
   3/31/2005                   $166,490                        $162,520
   6/30/2005                   $175,746                        $169,543
   9/30/2005                   $189,575                        $177,506
  12/31/2005                   $188,832                        $179,516
   3/31/2006                   $210,057                        $204,544
   6/30/2006                   $200,709                        $194,266
   9/30/2006                   $200,819                        $195,121
  12/31/2006                   $218,234                        $212,482

*<F31>   8/30/02 commencement of operations.

Portfolio Total Return**<F32>
FOR THE PERIOD ENDED 12/31/06
-----------------------------
SIX MONTHS               8.73%

ONE YEAR                15.57%

THREE YEAR
AVERAGE ANNUAL          12.64%

SINCE COMMENCEMENT
AVERAGE ANNUAL          19.71%

This chart assumes an initial gross investment of $100,000 made on 8/30/02 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**<F32> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra IronBridge Small Cap Fund
SCHEDULE OF INVESTMENTS
December 31, 2006 (Unaudited)

Number of Shares                                                                                                    Value
----------------                                                                                                    -----
                    COMMON STOCKS  95.6%
                    Aerospace & Defense  3.5%
      104,514       Mercury Computer Systems, Inc. (a)<F33>                                                      $  1,396,307
      113,819       Moog Inc. - Class A (a)<F33>                                                                    4,346,748
      158,642       Orbital Sciences Corp. (a)<F33>                                                                 2,925,358
       67,821       Triumph Group, Inc.                                                                             3,555,855
       38,717       United Industrial Corp.                                                                         1,964,888
                                                                                                                 ------------
                                                                                                                   14,189,156
                                                                                                                 ------------
                    Auto Components  0.2%
       44,900       Superior Industries International, Inc.                                                           865,223
                                                                                                                 ------------

                    Biotechnology  1.5%
      266,390       Cepheid, Inc. (a)<F33>                                                                          2,264,315
      169,466       Exelixis, Inc. (a)<F33>                                                                         1,525,194
       38,329       Techne Corp. (a)<F33>                                                                           2,125,343
                                                                                                                 ------------
                                                                                                                    5,914,852
                                                                                                                 ------------
                    Building Products  1.5%
       92,260       Apogee Enterprises, Inc.                                                                        1,781,540
       88,585       Universal Forest Products, Inc.                                                                 4,129,833
                                                                                                                 ------------
                                                                                                                    5,911,373
                                                                                                                 ------------
                    Capital Markets  2.3%
       88,524       A.G. Edwards, Inc.                                                                              5,602,684
      138,094       Jefferies Group, Inc.                                                                           3,703,681
                                                                                                                 ------------
                                                                                                                    9,306,365
                                                                                                                 ------------
                    Chemicals  6.4%
       70,735       Albemarle Corp.                                                                                 5,078,773
       83,920       FMC Corp.                                                                                       6,424,076
      145,305       Lubrizol Corp.                                                                                  7,284,140
      139,124       Methanex Corp. (b)<F34>                                                                         3,807,824
      145,801       Symyx Technologies, Inc. (a)<F33>                                                               3,147,843
                                                                                                                 ------------
                                                                                                                   25,742,656
                                                                                                                 ------------
                    Commercial Banks  6.2%
      137,141       Cathay General Bancorp                                                                          4,732,736
      136,974       Community Bank System, Inc.                                                                     3,150,402
      150,320       First Midwest Bancorp, Inc.                                                                     5,814,378
        5,289       Frontier Financial Corp.                                                                          154,597
       16,754       Mercantile Bank Corp.                                                                             631,626
      160,448       Pacific Capital Bancorp                                                                         5,387,844
      128,300       United Bankshares, Inc.                                                                         4,958,795
                                                                                                                 ------------
                                                                                                                   24,830,378
                                                                                                                 ------------
                    Commercial Services & Supplies  3.8%
       74,575       CRA International Inc. (a)<F33>                                                                 3,907,730
      105,857       Mobile Mini, Inc. (a)<F33>                                                                      2,851,788
      252,272       Quanta Services, Inc. (a)<F33>                                                                  4,962,190
       33,178       Strayer Education, Inc.                                                                         3,518,527
                                                                                                                 ------------
                                                                                                                   15,240,235
                                                                                                                 ------------
                    Communications Equipment  2.1%
      107,118       Polycom, Inc. (a)<F33>                                                                          3,311,017
      177,180       Tekelec (a)<F33>                                                                                2,627,579
       77,913       ViaSat, Inc. (a)<F33>                                                                           2,322,587
                                                                                                                 ------------
                                                                                                                    8,261,183
                                                                                                                 ------------
                    Consumer Finance  0.3%
       28,897       CompuCredit Corp. (a)<F33>                                                                      1,150,390
                                                                                                                 ------------

                    Containers & Packaging  0.2%
       45,519       Longview Fibre Co.                                                                                999,142
                                                                                                                 ------------

                    Distributors  0.7%
      326,901       Source Interlink Companies, Inc. (a)<F33>                                                       2,667,512
                                                                                                                 ------------

                    Diversified Financial Services  1.0%
       95,174       GATX Corp.                                                                                      4,123,889
                                                                                                                 ------------

                    Electric Utilities  1.0%
      110,232       Black Hills Corp.                                                                               4,071,970
                                                                                                                 ------------

                    Electrical Equipment  2.1%
      143,530       American Superconductor Corp. (a)<F33>                                                          1,408,029
       74,075       Thomas & Betts Corp. (a)<F33>                                                                   3,502,266
       87,720       Woodward Governor Co.                                                                           3,483,361
                                                                                                                 ------------
                                                                                                                    8,393,656
                                                                                                                 ------------
                    Electronic Equipment & Instruments  6.7%
      456,800       Aeroflex, Inc. (a)<F33>                                                                         5,353,696
      111,069       FLIR Systems, Inc. (a)<F33>                                                                     3,535,326
      352,443       Kemet Corp. (a)<F33>                                                                            2,572,834
       55,650       Novatel, Inc. (a)<F33>(b)<F34>                                                                  2,220,435
       82,418       Rofin-Sinar Technologies, Inc. (a)<F33>                                                         4,982,992
      115,873       Trimble Navigation Ltd. (a)<F33>                                                                5,878,237
      118,510       Veeco Instruments, Inc. (a)<F33>                                                                2,219,693
                                                                                                                 ------------
                                                                                                                   26,763,213
                                                                                                                 ------------
                    Energy Equipment & Services  3.2%
       45,000       FMC Technologies, Inc. (a)<F33>                                                                 2,773,350
       83,652       Oceaneering International, Inc. (a)<F33>                                                        3,320,984
      110,816       Oil States International, Inc. (a)<F33>                                                         3,571,600
       67,174       Unit Corp. (a)<F33>                                                                             3,254,580
                                                                                                                 ------------
                                                                                                                   12,920,514
                                                                                                                 ------------
                    Food Products  0.8%
      124,917       Peet's Coffee & Tea Inc. (a)<F33>                                                               3,277,822
                                                                                                                 ------------

                    Gas Utilities  0.9%
       88,022       AGL Resources, Inc.                                                                             3,424,936
                                                                                                                 ------------

                    Health Care Equipment & Supplies  5.3%
       90,704       ABIOMED, Inc. (a)<F33>                                                                          1,278,927
       74,014       Analogic Corp.                                                                                  4,155,146
       20,269       Intuitive Surgical, Inc. (a)<F33>                                                               1,943,797
       87,920       Respironics, Inc. (a)<F33>                                                                      3,318,980
       83,710       SonoSite, Inc. (a)<F33>                                                                         2,589,150
      125,121       Thoratec Corp. (a)<F33>                                                                         2,199,627
      126,256       Varian Inc. (a)<F33>                                                                            5,655,006
                                                                                                                 ------------
                                                                                                                   21,140,633
                                                                                                                 ------------
                    Health Care Providers & Services  4.0%
      102,186       Allscripts Healthcare Solutions, Inc. (a)<F33>                                                  2,758,000
      124,205       Cerner Corp. (a)<F33>                                                                           5,651,327
       69,934       inVentiv Health Inc. (a)<F33>                                                                   2,472,167
      162,836       Owens & Minor, Inc.                                                                             5,091,882
                                                                                                                 ------------
                                                                                                                   15,973,376
                                                                                                                 ------------
                    Hotels, Restaurants & Leisure  1.5%
      121,796       California Pizza Kitchen, Inc. (a)<F33>                                                         4,057,025
      208,436       Progressive Gaming International Corp. (a)<F33>                                                 1,890,514
                                                                                                                 ------------
                                                                                                                    5,947,539
                                                                                                                 ------------
                    Household Durables  0.7%
       86,071       The Yankee Candle Company, Inc.                                                                 2,950,514
                                                                                                                 ------------

                    Household Products  0.6%
       68,570       WD-40 Co.                                                                                       2,391,036
                                                                                                                 ------------

                    Industrial Conglomerates  0.7%
      100,281       Raven Industries, Inc.                                                                          2,687,531
                                                                                                                 ------------

                    Insurance  3.4%
       52,953       FBL Financial Group, Inc.                                                                       2,069,403
       72,489       The Midland Co.                                                                                 3,040,914
       87,557       Selective Insurance Group, Inc.                                                                 5,016,141
       84,509       Stewart Information Services Corp.                                                              3,664,310
                                                                                                                 ------------
                                                                                                                   13,790,768
                                                                                                                 ------------
                    Internet Software & Services  1.0%
      155,956       aQuantive, Inc. (a)<F33>                                                                        3,845,875
                                                                                                                 ------------

                    IT Services  0.8%
      118,552       eFunds Corp. (a)<F33>                                                                           3,260,180
                                                                                                                 ------------

                    Leisure Equipment & Products  3.9%
      316,777       Callaway Golf Co.                                                                               4,564,757
      481,159       Leapfrog Enterprises, Inc. (a)<F33>                                                             4,561,387
      313,562       Oakley, Inc.                                                                                    6,290,054
                                                                                                                 ------------
                                                                                                                   15,416,198
                                                                                                                 ------------
                    Machinery  4.9%
      111,580       Astec Industries, Inc. (a)<F33>                                                                 3,916,458
      114,873       IDEX Corp.                                                                                      5,446,129
      116,902       Kaydon Corp.                                                                                    4,645,685
       91,018       Lincoln Electric Holdings, Inc.                                                                 5,499,308
                                                                                                                 ------------
                                                                                                                   19,507,580
                                                                                                                 ------------
                    Marine  0.8%
       75,952       Alexander & Baldwin, Inc.                                                                       3,367,712
                                                                                                                 ------------
                    Media  0.8%
       83,721       Media General, Inc.                                                                             3,111,910
                                                                                                                 ------------

                    Medical Supplies & Services  0.5%
       86,099       Foxhollow Technologies, Inc. (a)<F33>                                                           1,858,016
                                                                                                                 ------------

                    Metals & Mining  1.2%
      106,260       Commercial Metals Co.                                                                           2,741,508
       26,830       RTI International Metals, Inc. (a)<F33>                                                         2,098,643
                                                                                                                 ------------
                                                                                                                    4,840,151
                                                                                                                 ------------
                    Multi-Utilities & Unregulated Power  1.3%
      202,298       Avista Corp.                                                                                    5,120,162
                                                                                                                 ------------

                    Oil & Gas  2.3%
      100,469       Cabot Oil & Gas Corp.                                                                           6,093,445
      145,190       OMI Corp. (b)<F34>                                                                              3,073,672
                                                                                                                 ------------
                                                                                                                    9,167,117
                                                                                                                 ------------
                    Real Estate  4.0%
      287,143       Annaly Mortgage Management, Inc.                                                                3,994,159
      119,984       Corporate Office Properties Trust                                                               6,055,592
      100,565       Mid-America Apartment Communities, Inc.                                                         5,756,341
                                                                                                                 ------------
                                                                                                                   15,806,092
                                                                                                                 ------------
                    Semiconductor & Semiconductor Equipment  3.4%
      134,430       Cohu, Inc.                                                                                      2,710,109
      239,421       Cypress Semiconductor Corp. (a)<F33>                                                            4,039,032
       73,356       Intevac, Inc. (a)<F33>                                                                          1,903,588
      110,165       Varian Semiconductor Equipment Associates, Inc. (a)<F33>                                        5,014,711
                                                                                                                 ------------
                                                                                                                   13,667,440
                                                                                                                 ------------
                    Software  2.2%
       98,394       Manhattan Associates, Inc. (a)<F33>                                                             2,959,692
      148,607       MapInfo Corp. (a)<F33>                                                                          1,939,321
      220,486       Parametric Technology Corp. (a)<F33>                                                            3,973,158
                                                                                                                 ------------
                                                                                                                    8,872,171
                                                                                                                 ------------
                    Specialty Retail  4.4%
       16,416       Guitar Center, Inc. (a)<F33>                                                                      746,271
      143,171       Men's Wearhouse, Inc.                                                                           5,477,723
      109,433       Stage Stores, Inc.                                                                              3,325,669
       95,473       Tractor Supply Co. (a)<F33>                                                                     4,268,598
       90,797       Tween Brands, Inc. (a)<F33>                                                                     3,625,524
                                                                                                                 ------------
                                                                                                                   17,443,785
                                                                                                                 ------------
                    Textiles, Apparel & Luxury Goods  2.7%
       81,928       Oxford Industries, Inc.                                                                         4,067,725
      238,159       Wolverine World Wide, Inc.                                                                      6,792,295
                                                                                                                 ------------
                                                                                                                   10,860,020
                                                                                                                 ------------
                    Thrifts & Mortgage Finance  0.8%
       92,185       PFF Bancorp, Inc.                                                                               3,181,304
                                                                                                                 ------------
                    TOTAL COMMON STOCKS
                      (Cost $315,133,413)                                                                         382,261,575
                                                                                                                 ------------

Principal Amount
----------------
                    SHORT TERM INVESTMENTS  3.3%
                    US Government Agency Issue (c)<F35> 2.5%
   $9,965,000       Federal Home Loan Bank Discount Note,
                      0.000% 01/02/2007                                                                             9,963,721
                                                                                                                 ------------

                    Variable Rate Demand Notes (d)<F36> 0.8%
    1,520,255       American Family Financial Services Inc.,
                      4.595%, 12/31/2031                                                                            1,520,255
    1,725,712       Wisconsin Corporate Central Credit Union,
                      4.869%, 12/31/2031                                                                            1,725,712
                                                                                                                 ------------
                                                                                                                    3,245,967
                                                                                                                 ------------
                    TOTAL SHORT TERM INVESTMENTS
                      (Cost $13,209,688)                                                                           13,209,688
                                                                                                                 ------------

                    TOTAL INVESTMENTS  98.9%
                      (Cost $328,343,101)                                                                         395,471,263

                    Other Assets in Excess of Liabilities 1.1%                                                      4,382,190
                                                                                                                 ------------

                    TOTAL NET ASSETS  100.0%                                                                     $399,853,453
                                                                                                                 ------------
                                                                                                                 ------------

(a)<F33>  Non-Income Producing.
(b)<F34>  U.S.-dollar denominated security of foreign issuer.
(c)<F35> The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(d)<F36> Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2006.

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006 (Unaudited)

ASSETS:
Investments at value (cost $328,343,101)                          $395,471,263
Interest and dividend receivable                                       405,198
Receivable for investments sold                                        910,074
Receivable for Fund shares sold                                      4,205,415
Other assets                                                            28,841
                                                                  ------------
Total assets                                                       401,020,791
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                      743,498
Payable for Fund shares purchased                                        2,950
Accrued investment advisory fee                                        360,098
Accrued expenses                                                        60,792
                                                                  ------------
Total liabilities                                                    1,167,338
                                                                  ------------
NET ASSETS                                                        $399,853,453
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $324,205,512
Undistributed net investment income                                    139,712
Undistributed net realized gain                                      8,380,067
Net unrealized appreciation on investments                          67,128,162
                                                                  ------------
NET ASSETS                                                        $399,853,453
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                          50,000,000
Issued and outstanding                                              22,070,089
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $18.12
                                                                        ------
                                                                        ------

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENT OF OPERATIONS

                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 2006
                                                                (UNAUDITED)
                                                             -----------------
INVESTMENT INCOME:
Dividends(1)<F37>                                               $ 1,886,539
Interest                                                            346,036
                                                                -----------
                                                                  2,232,575
                                                                -----------

EXPENSES:
Investment advisory fees (Note 3)                                 1,975,498
Fund administration and accounting fees                              63,956
Custody fees                                                         19,674
Audit fees                                                           14,547
Legal fees                                                           13,927
Federal and state registration fees                                  13,443
Shareholder servicing fees                                            8,629
Reports to shareholders                                               4,231
Directors' fees and related expenses                                  2,940
Chief Compliance Officer expenses                                     2,500
Other                                                                 9,139
                                                                -----------
Total expenses before recapture                                   2,128,484
Expenses recaptured by Adviser (Note 3)                              44,564
                                                                -----------
Total expenses                                                    2,173,048
                                                                -----------
NET INVESTMENT INCOME                                                59,527
                                                                -----------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Net realized gain on investments                                 16,013,759
Change in net unrealized
  appreciation/depreciation on investments                       16,245,417
                                                                -----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                            32,259,176
                                                                -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $32,318,703
                                                                -----------
                                                                -----------

(1)<F37>  Net of $5,217 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                             SIX MONTHS ENDED
                                                            DECEMBER 31, 2006            YEAR ENDED
                                                               (UNAUDITED)             JUNE 30, 2006
                                                            -----------------          -------------
OPERATIONS:
Net investment income                                          $     59,527             $    587,649
Net realized gain on investments                                 16,013,759               31,429,334
Change in net unrealized
  appreciation/depreciation on investments                       16,245,417               15,646,688
                                                               ------------             ------------
Net increase in net assets
  resulting from operations                                      32,318,703               47,663,671
                                                               ------------             ------------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                              (409,379)                      --
Net realized gain on investments                                (34,371,912)              (3,758,723)
                                                               ------------             ------------
Net decrease in net assets resulting
  from distributions paid                                       (34,781,291)              (3,758,723)
                                                               ------------             ------------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                      16,193,962               80,988,917
Shares issued to holders in
  reinvestment of distributions                                  33,624,868                3,621,889
Shares redeemed                                                 (51,722,011)             (43,377,633)
                                                               ------------             ------------
Net increase (decrease) in net assets resulting
  from capital share transactions                                (1,903,181)              41,233,173
                                                               ------------             ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                          (4,365,769)              85,138,121
                                                               ------------             ------------

NET ASSETS:
Beginning of period                                             404,219,222              319,081,101
                                                               ------------             ------------
End of period
  (includes undistributed net investment income
  of $139,712 and $489,564 respectively)                       $399,853,453             $404,219,222
                                                               ------------             ------------
                                                               ------------             ------------

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
FINANCIAL HIGHLIGHTS

                                             SIX MONTHS
                                               ENDED           YEAR           YEAR           YEAR               PERIOD
                                            DECEMBER 31,      ENDED          ENDED          ENDED               ENDED
                                                2006         JUNE 30,       JUNE 30,       JUNE 30,            JUNE 30,
                                            (UNAUDITED)        2006           2005           2004        2003(1)<F38>(6)<F43>
                                            ------------     --------       --------       --------      --------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                          $18.25         $16.14         $15.83         $13.04              $10.00

INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)                     0.01           0.03          (0.03)         (0.04)                 --(5)<F42>
Net realized and unrealized
  gain on investments                            1.58           2.25           1.38           3.17                3.04
                                               ------         ------         ------         ------              ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                          1.59           2.28           1.35           3.13                3.04
                                               ------         ------         ------         ------              ------

LESS DISTRIBUTIONS
  PAID:
From net investment income                      (0.02)            --             --             --                  --
From net realized gain on investments           (1.70)         (0.17)         (1.04)         (0.34)                 --
                                               ------         ------         ------         ------              ------
TOTAL DISTRIBUTIONS PAID                        (1.72)         (0.17)         (1.04)         (0.34)                 --
                                               ------         ------         ------         ------              ------

NET ASSET VALUE, END OF PERIOD                 $18.12         $18.25         $16.14         $15.83              $13.04
                                               ------         ------         ------         ------              ------
                                               ------         ------         ------         ------              ------
TOTAL RETURN(2)<F39>                            8.73%         14.20%          8.47%         24.25%              30.40%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period (in thousands)     $399,853       $404,219       $319,081       $144,988             $54,074
Ratio of expenses
  to average net assets(3)<F40>(4)<F41>         1.10%          1.10%          1.10%          1.10%               1.10%
Ratio of net investment income (loss)
  to average net assets(3)<F40>(4)<F41>         0.03%          0.15%        (0.27)%        (0.29)%             (0.07)%
Portfolio turnover rate(2)<F39>                   16%            60%            56%            94%                 28%

(1)<F38>  Commenced operations on August 30, 2002.
(2)<F39>  Not annualized for periods less than a full year.
(3)<F40> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.08%, 1.08%, 1.11%, 1.21% and 2.15% and the ratio of net investment income (loss) to average net assets would have been 0.05%, 0.17%, (0.28)%, (0.40)% and (1.12)% for the periods ended
          December 31, 2006, June 30, 2006, June 30, 2005, June 30, 2004 and
          June 30, 2003 respectively.
(4)<F41>  Annualized.
(5)<F42>  Less than one cent per share.
(6)<F43>  Formerly the Frontegra Horizon Fund for the period ended June 30,
          2003.

The accompanying notes are an integral part of these financial statements.

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment (Unaudited)

     Date           Frontegra IronBridge SMID Fund        Russell 2500 Index
     ----           ------------------------------        ------------------
  12/31/2004*<F44>             $100,000                        $100,000
   3/31/2005                    $98,100                         $96,857
   6/30/2005                   $100,000                        $101,234
   9/30/2005                   $106,700                        $106,179
  12/31/2005                   $108,615                        $108,094
   3/31/2006                   $118,744                        $120,135
   6/30/2006                   $111,022                        $114,919
   9/30/2006                   $112,426                        $115,515
  12/31/2006                   $118,760                        $125,562

*<F44>   12/31/04 commencement of operations.

Portfolio Total Return**<F45>
FOR THE PERIOD ENDED 12/31/06
-----------------------------
SIX MONTHS               6.97%

ONE YEAR                 9.34%

SINCE COMMENCEMENT
AVERAGE ANNUAL           8.98%

This chart assumes an initial gross investment of $100,000 made on 12/31/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**<F45> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra IronBridge SMID Fund
SCHEDULE OF INVESTMENTS
December 31, 2006 (Unaudited)


Number of Shares                                                                                                    Value
----------------                                                                                                    -----
                    COMMON STOCKS  97.1%
                    Aerospace & Defense  3.2%
       68,004       Goodrich Corp.                                                                               $  3,097,582
       57,907       Teledyne Technologies, Inc. (a)<F46>                                                            2,323,808
                                                                                                                 ------------
                                                                                                                    5,421,390
                                                                                                                 ------------
                    Biotechnology  2.4%
       32,040       Affymetrix, Inc. (a)<F46>                                                                         738,842
       13,760       Cephalon, Inc. (a)<F46>                                                                           968,842
       47,980       MedImmune, Inc. (a)<F46>                                                                        1,553,113
       75,067       Millennium Pharmaceuticals, Inc. (a)<F46>                                                         818,230
                                                                                                                 ------------
                                                                                                                    4,079,027
                                                                                                                 ------------
                    Capital Markets  2.6%
       20,550       Affiliated Managers Group, Inc. (a)<F46>                                                        2,160,422
       80,950       Jefferies Group, Inc.                                                                           2,171,079
                                                                                                                 ------------
                                                                                                                    4,331,501
                                                                                                                 ------------
                    Chemicals  7.9%
       30,703       Agrium, Inc. (b)<F47>                                                                             966,837
       33,407       Airgas, Inc.                                                                                    1,353,652
       89,569       Lubrizol Corp.                                                                                  4,490,094
       56,421       Methanex Corp. (b)<F47>                                                                         1,544,243
       34,110       Sigma-Aldrich Corp.                                                                             2,651,029
      104,820       Symyx Technologies, Inc. (a)<F46>                                                               2,263,064
                                                                                                                 ------------
                                                                                                                   13,268,919
                                                                                                                 ------------
                    Commercial Banks  6.7%
       27,663       Compass Bancshares, Inc.                                                                        1,650,098
       39,390       Cullen/Frost Bankers, Inc.                                                                      2,198,750
       55,080       Marshall & Ilsley Corp.                                                                         2,649,899
       73,160       Synovus Financial Corp.                                                                         2,255,523
       61,543       Wilmington Trust Corp.                                                                          2,595,268
                                                                                                                 ------------
                                                                                                                   11,349,538
                                                                                                                 ------------
                    Communications Equipment  4.1%
       68,065       Harris Corp.                                                                                    3,121,461
       45,220       Polycom, Inc. (a)<F46>                                                                          1,397,750
      228,004       Tellabs, Inc. (a)<F46>                                                                          2,339,321
                                                                                                                 ------------
                                                                                                                    6,858,532
                                                                                                                 ------------
                    Construction & Engineering  1.8%
       61,469       InfraSource Services, Inc. (a)<F46>                                                             1,338,180
       21,770       Jacobs Engineering Group, Inc. (a)<F46>                                                         1,775,126
                                                                                                                 ------------
                                                                                                                    3,113,306
                                                                                                                 ------------
                    Distributors  1.6%
       56,190       Genuine Parts Co.                                                                               2,665,092
                                                                                                                 ------------

                    Diversified Financial Services  2.0%
       59,529       CIT Group, Inc.                                                                                 3,319,932
                                                                                                                 ------------

                    Electric Utilities  2.9%
       51,278       Allegheny Energy, Inc. (a)<F46>                                                                 2,354,173
       54,693       Wisconsin Energy Corp.                                                                          2,595,730
                                                                                                                 ------------
                                                                                                                    4,949,903
                                                                                                                 ------------
                    Electrical Equipment  1.4%
       73,204       AMETEK, Inc.                                                                                    2,330,815
                                                                                                                 ------------

                    Electronic Equipment & Instruments  1.8%
       59,698       Trimble Navigation Ltd. (a)<F46>                                                                3,028,480
                                                                                                                 ------------

                    Energy Equipment & Services  2.4%
       51,950       ENSCO International Inc.                                                                        2,600,617
       44,909       Helix Energy Solutions Group, Inc. (a)<F46>                                                     1,408,795
                                                                                                                 ------------
                                                                                                                    4,009,412
                                                                                                                 ------------
                    Food Products  2.1%
       95,616       Hormel Foods Corp.                                                                              3,570,301
                                                                                                                 ------------

                    Gas Utilities  0.9%
       19,398       Questar Corp.                                                                                   1,611,004
                                                                                                                 ------------

                    Health Care Equipment & Supplies  4.0%
       27,315       Intuitive Surgical, Inc. (a)<F46>                                                               2,619,509
       36,057       Varian Medical Systems, Inc. (a)<F46>                                                           1,715,231
       54,562       Varian Inc. (a)<F46>                                                                            2,443,832
                                                                                                                 ------------
                                                                                                                    6,778,572
                                                                                                                 ------------
                    Health Care Providers & Services  6.7%
       58,551       Cerner Corp. (a)<F46>                                                                           2,664,071
      167,380       IMS Health, Inc.                                                                                4,599,602
       38,669       inVentiv Health Inc. (a)<F46>                                                                   1,366,949
       83,483       Pharmaceutical Product Development, Inc.                                                        2,689,822
                                                                                                                 ------------
                                                                                                                   11,320,444
                                                                                                                 ------------
                    Hotels, Restaurants & Leisure  1.0%
       40,810       Royal Caribbean Cruises Ltd. (b)<F47>                                                           1,688,718
                                                                                                                 ------------

                    Household Durables  1.7%
       28,755       Harman International Industries, Inc.                                                           2,872,912
                                                                                                                 ------------

                    Insurance  4.1%
       51,450       Nationwide Financial Services Inc. - Class A                                                    2,788,590
       34,680       SAFECO Corp.                                                                                    2,169,234
       46,122       Stewart Information Services Corp.                                                              1,999,850
                                                                                                                 ------------
                                                                                                                    6,957,674
                                                                                                                 ------------
                    IT Services  1.3%
       81,463       eFunds Corp. (a)<F46>                                                                           2,240,233
                                                                                                                 ------------

                    Leisure Equipment & Products  0.4%
       75,645       Leapfrog Enterprises, Inc. (a)<F46>                                                               717,115
                                                                                                                 ------------

                    Machinery  4.3%
       48,310       IDEX Corp.                                                                                      2,290,377
       42,440       ITT Industries, Inc.                                                                            2,411,441
       34,210       Parker Hannifin Corp.                                                                           2,630,065
                                                                                                                 ------------
                                                                                                                    7,331,883
                                                                                                                 ------------
                    Marine  2.0%
       77,391       Alexander & Baldwin, Inc.                                                                       3,431,517
                                                                                                                 ------------

                    Media  1.2%
       53,581       Media General, Inc.                                                                             1,991,606
                                                                                                                 ------------

                    Medical Supplies & Services  0.4%
       29,567       Foxhollow Technologies, Inc. (a)<F46>                                                             638,056
                                                                                                                 ------------

                    Oil & Gas  1.9%
       29,110       Cabot Oil & Gas Corp.                                                                           1,765,521
       31,888       Teekay Shipping Corp. (b)<F47>                                                                  1,390,955
                                                                                                                 ------------
                                                                                                                    3,156,476
                                                                                                                 ------------
                    Paper & Forest Products  2.1%
       86,888       Rayonier Inc.                                                                                   3,566,752
                                                                                                                 ------------

                    Pharmaceuticals  1.3%
       44,150       Barr Pharmaceuticals Inc. (a)<F46>                                                              2,212,798
                                                                                                                 ------------

                    Real Estate  3.6%
       32,169       Forest City Enterprises, Inc.                                                                   1,878,669
       27,640       Prologis                                                                                        1,679,683
       47,591       The St. Joe Co.                                                                                 2,549,450
                                                                                                                 ------------
                                                                                                                    6,107,802
                                                                                                                 ------------
                    Road & Rail  1.0%
       31,864       Canadian Pacific Railway Ltd. (b)<F47>                                                          1,681,145
                                                                                                                 ------------

                    Semiconductor & Semiconductor Equipment  1.2%
       44,610       Varian Semiconductor Equipment Associates, Inc. (a)<F46>                                        2,030,647
                                                                                                                 ------------

                    Software  4.3%
      165,855       Cadence Design Systems, Inc. (a)<F46>                                                           2,970,463
       81,201       Citrix Systems, Inc. (a)<F46>                                                                   2,196,487
      115,968       Parametric Technology Corp. (a)<F46>                                                            2,089,743
                                                                                                                 ------------
                                                                                                                    7,256,693
                                                                                                                 ------------
                    Specialty Retail  5.4%
       30,049       Abercrombie & Fitch Co. - Class A                                                               2,092,312
       25,555       Guitar Center, Inc. (a)<F46>                                                                    1,161,730
       93,749       Men's Wearhouse, Inc.                                                                           3,586,837
       49,881       Tractor Supply Co. (a)<F46>                                                                     2,230,179
                                                                                                                 ------------
                                                                                                                    9,071,058
                                                                                                                 ------------
                    Telecommunication Services  1.4%
       62,480       Amdocs Ltd. (a)<F46>(b)<F47>                                                                    2,421,100
                                                                                                                 ------------

                    Textiles, Apparel & Luxury Goods  2.4%
       33,770       Phillips-Van Heusen Corp.                                                                       1,694,241
       81,203       Wolverine World Wide, Inc.                                                                      2,315,909
                                                                                                                 ------------
                                                                                                                    4,010,150
                                                                                                                 ------------
                    Water Utilities  1.6%
      117,425       Aqua America, Inc.                                                                              2,674,942
                                                                                                                 ------------
                    TOTAL COMMON STOCKS
                      (Cost $150,059,187)                                                                         164,065,445
                                                                                                                 ------------
Principal Amount
----------------
                    SHORT TERM INVESTMENTS  4.0%
                    U.S. Government Agency Issue (c)<F48> 3.2%
   $5,401,000       Federal Home Loan Bank Discount Note,
                      0.000%, 01/02/2007                                                                            5,400,307
                                                                                                                 ------------

                    Variable Rate Demand Notes (d)<F49> 0.8%
      570,719       American Family Financial Services Inc.,
                      4.595%, 12/31/2031                                                                              570,719
      702,812       Wisconsin Corporate Central Credit Union,
                      4.869%, 12/31/2031                                                                              702,812
                                                                                                                 ------------
                                                                                                                    1,273,531
                                                                                                                 ------------
                    TOTAL SHORT TERM INVESTMENTS
                      (Cost $6,673,838)                                                                             6,673,838
                                                                                                                 ------------

                    TOTAL INVESTMENTS  101.1%
                      (Cost $156,733,025)                                                                         170,739,283

                    Liabilities in Excess of Other Assets  (1.1)%                                                  (1,811,890)
                                                                                                                 ------------

                    TOTAL NET ASSETS  100.0%                                                                     $168,927,393
                                                                                                                 ------------
                                                                                                                 ------------

(a)<F46>  Non-Income Producing.
(b)<F47>  U.S.-dollar denominated security of foreign issuer.
(c)<F48> The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(d)<F49> Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2006.

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006 (Unaudited)

ASSETS:
Investments at value (cost $156,733,025)                          $170,739,283
Cash                                                                     4,516
Interest and dividend receivable                                        97,019
Receivable for Fund shares sold                                        142,000
Other assets                                                            23,746
                                                                  ------------
Total assets                                                       171,006,564
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                    1,885,626
Payable for Fund shares purchased                                       39,779
Accrued investment advisory fee                                        119,117
Accrued expenses                                                        34,649
                                                                  ------------
Total liabilities                                                    2,079,171
                                                                  ------------
NET ASSETS                                                        $168,927,393
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $154,702,828
Undistributed net investment income                                    221,410
Accumulated net realized loss                                           (3,103)
Net unrealized appreciation on investments                          14,006,258
                                                                  ------------
NET ASSETS                                                        $168,927,393
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                          50,000,000
Issued and outstanding                                              14,451,482
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $11.69
                                                                        ------
                                                                        ------

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
STATEMENT OF OPERATIONS

                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 2006
                                                                (UNAUDITED)
                                                             -----------------

INVESTMENT INCOME:
Dividends(1)<F50>                                               $   804,206
Interest                                                            115,994
                                                                -----------
                                                                    920,200
                                                                -----------

EXPENSES:
Investment advisory fees (Note 3)                                   666,469
Fund administration and accounting fees                              28,702
Custody fees                                                         17,450
Federal and state registration fees                                  14,522
Legal fees                                                           13,345
Audit fees                                                           13,034
Shareholder servicing fees                                            6,492
Directors' fees and related expenses                                  2,940
Chief Compliance Officer expenses                                     2,500
Reports to shareholders                                               1,639
Other                                                                 2,750
                                                                -----------
Total expenses before waiver                                        769,843
Waiver of expenses by Adviser (Note 3)                              (24,966)
                                                                -----------
Net expenses                                                        744,877
                                                                -----------
NET INVESTMENT INCOME                                               175,323
                                                                -----------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Net realized gain on investments                                     38,636
Change in net unrealized
  appreciation/depreciation on investments                       11,357,222
                                                                -----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                            11,395,858
                                                                -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $11,571,181
                                                                -----------
                                                                -----------

(1)<F50>  Net of $2,887 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS ENDED
                                                                 DECEMBER 31, 2006            YEAR ENDED
                                                                    (UNAUDITED)             JUNE 30, 2006
                                                                  ----------------          -------------
OPERATIONS:
Net investment income                                               $    175,323             $    227,660
Net realized gain on investments                                          38,636                2,671,035
Change in net unrealized
  appreciation/depreciation on investments                            11,357,222                1,603,263
                                                                    ------------             ------------
Net increase in net assets
  resulting from operations                                           11,571,181                4,501,958
                                                                    ------------             ------------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                                    (64,902)                (201,965)
Net realized gain on investments                                      (2,103,711)                      --
                                                                    ------------             ------------
Net decrease in net assets resulting
  from distributions paid                                             (2,168,613)                (201,965)
                                                                    ------------             ------------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                           36,091,198               91,416,841
Shares issued to holders in
  reinvestment of distributions                                        1,884,047                  162,875
Shares redeemed                                                      (11,508,800)              (4,459,042)
                                                                    ------------             ------------
Net increase in net assets resulting
  from capital share transactions                                     26,466,445               87,120,674
                                                                    ------------             ------------

TOTAL INCREASE IN NET ASSETS                                          35,869,013               91,420,667
                                                                    ------------             ------------

NET ASSETS:
Beginning of period                                                  133,058,380               41,637,713
                                                                    ------------             ------------
End of period
  (includes undistributed net investment
  income of $221,410 and $110,989, respectively)                    $168,927,393             $133,058,380
                                                                    ------------             ------------
                                                                    ------------             ------------

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
FINANCIAL HIGHLIGHTS

                                                       SIX MONTHS
                                                         ENDED                YEAR               PERIOD
                                                      DECEMBER 31,           ENDED               ENDED
                                                          2006              JUNE 30,            JUNE 30,
                                                      (UNAUDITED)             2006            2005(1)<F51>
                                                      ------------          --------          ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                    $11.07              $10.00              $10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                                      0.01                0.06(5)<F55>        0.04(5)<F55>
Net realized and unrealized
  gain (loss) on investments                               0.76                1.04               (0.04)
                                                         ------              ------              ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                                    0.77                1.10                0.00
                                                         ------              ------              ------

LESS DISTRIBUTIONS PAID:
From net investment income                                  --(6)<F56>        (0.03)                 --
From net realized gain on investments                     (0.15)                 --                  --
                                                         ------              ------              ------
TOTAL DISTRIBUTIONS PAID                                  (0.15)              (0.03)                 --
                                                         ------              ------              ------

NET ASSET VALUE, END OF PERIOD                           $11.69              $11.07              $10.00
                                                         ------              ------              ------
                                                         ------              ------              ------

Total Return(2)<F52>                                      6.97%              11.02%               0.00%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period (in thousands)               $168,927            $133,058             $41,638
Ratio of expenses
  to average net assets(3)<F53>(4)<F54>                   0.95%               0.95%               0.95%
Ratio of net investment income
  to average net assets(3)<F53>(4)<F54>                   0.22%               0.28%               0.89%
Portfolio turnover rate(2)<F52>                             42%                 91%                 44%

(1)<F51>  Commenced operations on December 31, 2004.
(2)<F52>  Not annualized for periods less than a full year.
(3)<F53> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.98%, 1.08% and 1.49% and the ratio of net investment income to average net assets would have been 0.19%, 0.15% and 0.35% for the periods ended December 31, 2006, June 30, 2006 and June 30, 2005, respectively.
(4)<F54>  Annualized.
(5)<F55> Per share net investment income has been calculated using the daily average share method.
(6)<F56>  Less than one cent per share.

The accompanying notes are an integral part of these financial statements.

                                   FRONTEGRA
                             NEW STAR INTERNATIONAL
                                  EQUITY FUND

REPORT FROM NEW STAR
INSTITUTIONAL MANAGERS LIMITED:

Dear Fellow Shareholders:

The Frontegra New Star International Equity Fund strives to achieve capital appreciation by investing in a diversified portfolio of securities of large- and mid-cap companies located outside the United States. The objective is relative to and measured against the Morgan Stanley Capital International EAFE Index.

PERFORMANCE REVIEW

The Frontegra New Star International Equity Fund returned 12.13%, net of fees, for the six months ending December 31, 2006. The Fund's return trailed the 14.85% return of its benchmark, the MSCI EAFE Index.

EXECUTIVE SUMMARY

International equities posted a good recovery from the jitters of early May. Risk-love returned to financial markets in the quarter and international equities rose 9.3% in local currencies. Cyclicals and emerging market themes resumed their leadership and the summer wobble in confidence has been entirely forgotten. The Yen carry trade is back in operation.

Cyclical liquidity conditions for financial markets have eased despite further official interest rate rises, as the effect of higher oil prices passes out of year-on-year inflation figures. Central banks have indulged in year end liquidity creation again, for reasons that are not obvious to us.

Investor funds flows are being directed into financial markets via alternative asset strategies. These are raising demand for small- or mid-cap equities and risk assets generally due to inflows into private equity and hedge funds.

Corporate profitability is strong across all regions and sectors. Analysts' earnings estimates are now steady at these high levels, but there are no significant downgrades to reign in investor enthusiasm.

A combination of high profits, low corporate bond yields and modest equity valuations on current profits will sustain the high level of corporate activity and public-to-private LBO transactions.

Trends in liquidity and company profits suggest that the convergence of valuations between the quality growth companies and the value cyclicals is unlikely to reverse anytime soon. The cheapness of the mega-caps is a related effect, immune as they are to private equity predators.

The Japanese equity market has not participated in the rally. A change to corporate law easing the path of M&A activity has not yet led to any takeovers. As such, Tokyo is missing a key element to the current bull run.

Our portfolios have failed to keep pace with the rally over the half year as the large-cap high return on invested capital (ROIC) sectors in oils, pharmaceuticals and IT have lagged the hot favorites in industrials.

We have to recognize the dominance of alternative investment strategies in the pricing of equities at this stage of the cycle. We are adding holdings that are attractive, not only on our ROIC analysis, but also might be tempting to private equity predators.

The portfolio returned 12.13% in US$ versus 14.85% for the benchmark during the last six months. The shortfall resulted from under-representation in cyclicals and utilities, which have led the market rise. Our overweight in Japanese financials was a negative contributor in the surprisingly weak Tokyo market.

PORTFOLIO OUTLOOK AND STRATEGY

Our investment strategy over the past 18 months has been based on the expectation that the ranking of profitability across sectors would trend back towards normal patterns, in particular the super profitability in the heavy industrials would fade. As a corollary to this, the valuation convergence seen between these industrials and the previously higher rated growth sectors would be reversed. The re-rating of small- and mid-cap stocks relative to the large-caps also looked ripe for a reversal. None of these expectations have been fulfilled; so is the concept of mean reversion dead?

Profitability in the non-US cyclical sectors has reached an unprecedented 13% ROIC in a world of 4% bond yields, helped by product demand from the emerging economies. The move to outsource production costs to these areas also sustains profits at record levels. With profits in such plentiful supply investors are emboldened to take risk and buy volatile stocks, leading to a compression of valuations. Investors will not attach premium ratings to quality companies until a balance is restored between fear and greed. This does not appear to be happening anytime soon.

The outperformance of small- and mid-caps is a European phenomenon related to the differential between high profitability and low corporate bond yields. This cheap funding is encouraging rampant M&A activity, particularly private equity acquisitions. Small- and mid-cap bids are easier to finance, while the real mega-caps are invulnerable due to sheer size, at least thus far. It is the growth of private equity flows, and also hedge funds to the extent they prefer volatile mid-caps to steadier large-caps that are sustaining the premium ratings achieved by the small end of the equity market. This explains the extraordinary sight of European large-caps trading at a current year PE of 12x, compared to 16x for the small-caps and bond yields of 4%.

Japanese equities are marching to a different tune entirely. The market has suffered modest earnings downgrades over 2006 as domestic activity rolled over. Despite changes to corporate law that facilitate foreign takeovers, there has been no M&A activity yet. These trends result in Japanese mega-caps outperforming by 6%. We expect the corporate regeneration theme to reassert itself this year and equity market confidence to recover.

Both the European and Japanese central banks are expected to snug short-term interest rates higher in early 2007, but the U.S. Fed appears to have done enough already. These modest moves will not stop strong credit creation in the private sector, as a result of which, cyclical liquidity conditions will stay easy.

Overall, concepts of mean reversion of profitability or sector relative valuations, appear to have been put on hold. We have to recognize this in our stock selection, through reducing holdings of the mega-caps. We are adding to industrials where we can convince ourselves that the ROICs are sustainable and the earnings upgrades will continue to come through.

/s/Richard Lewis

Richard Lewis
New Star Institutional Managers Limited

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment (Unaudited)

                       Frontegra New Star             Morgan Stanley Capital
     Date           International Equity Fund        International EAFE Index
     ----           -------------------------        ------------------------
    1/8/2004*<F57>          $100,000                        $100,000
   3/31/2004                $100,600                        $101,609
   6/30/2004                $100,300                        $102,052
   9/30/2004                 $99,900                        $101,861
  12/31/2004                $111,807                        $117,515
   3/31/2005                $112,008                        $117,420
   6/30/2005                $111,204                        $116,586
   9/30/2005                $120,345                        $128,786
  12/31/2005                $123,206                        $134,118
   3/31/2006                $133,245                        $146,850
   6/30/2006                $132,738                        $148,278
   9/30/2006                $137,808                        $154,200
  12/31/2006                $148,837                        $170,298

*<F57>   1/08/04 commencement of operations.

Portfolio Total Return**<F58>
FOR THE PERIOD ENDED 12/31/06
-----------------------------
SIX MONTHS              12.13%

ONE YEAR                20.80%

SINCE COMMENCEMENT
AVERAGE ANNUAL          14.27%

This chart assumes an initial gross investment of $100,000 made on 1/08/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Morgan Stanley Capital International EAFE Index measures the overall performance of stock markets in 21 countries within Europe, Australia and the Far East. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**<F58> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra New Star International Equity Fund
SCHEDULE OF INVESTMENTS
December 31, 2006 (Unaudited)

Number of Shares                                                                                                    Value
----------------                                                                                                    -----
                    COMMON STOCKS  98.0%
                    Australia  3.4%
      226,000       Orica Ltd.                                                                                   $  4,320,602
      323,980       Publishing & Broadcasting Ltd.                                                                  5,430,660
      226,000       QBE Insurance Group Ltd.                                                                        5,127,673
       90,556       Rio Tinto Ltd.                                                                                  5,272,043
                                                                                                                 ------------
                                                                                                                   20,150,978
                                                                                                                 ------------
                    Austria  0.6%
      123,500       Telekom Austria AG                                                                              3,297,719
                                                                                                                 ------------

                    Belgium  2.4%
       76,000       Belgacom SA                                                                                     3,342,310
       56,400       Delhaize Group                                                                                  4,691,134
      140,200       Fortis                                                                                          5,967,684
                                                                                                                 ------------
                                                                                                                   14,001,128
                                                                                                                 ------------
                    China  0.7%
    4,708,000       China Petroleum & Chemical Corp. (Sinopec) - Class H                                            4,361,503
                                                                                                                 ------------

                    Denmark  0.2%
       10,082       Carlsberg A/S - Class B                                                                           998,371
                                                                                                                 ------------

                    France  12.2%
       60,500       Alstom (a)<F59>                                                                                 8,165,423
      197,422       Axa                                                                                             7,958,353
      116,011       Bouygues SA                                                                                     7,427,753
      107,696       CapGemini SA                                                                                    6,737,986
       81,900       Carrefour SA                                                                                    4,956,956
       48,765       Compagnie Generale des Etablissements Michelin - Class B                                        4,658,174
       57,634       LVMH Moet Hennessy Louis Vuitton SA                                                             6,062,810
       99,827       Technip SA                                                                                      6,847,357
      167,176       Total SA                                                                                       12,029,551
      190,319       Vivendi                                                                                         7,423,259
                                                                                                                 ------------
                                                                                                                   72,267,622
                                                                                                                 ------------
                    Germany  9.0%
       47,200       Allianz AG                                                                                      9,603,015
       69,700       Bayerische Motoren Werke (BMW) AG                                                               4,003,314
      186,616       Commerzbank AG                                                                                  7,032,254
      110,500       DaimlerChrysler AG                                                                              6,807,351
       49,177       E.ON AG                                                                                         6,670,784
       37,200       Fresenius Medical Care AG                                                                       4,952,229
      107,222       Metro AG                                                                                        6,802,616
      137,200       SAP AG (Systeme, Anwendungen,
                      Produkte in der Datenverarbeitung)                                                            7,290,504
                                                                                                                 ------------
                                                                                                                   53,162,067
                                                                                                                 ------------
                    Greece  1.0%
      206,892       Alpha Bank A.E.                                                                                 6,237,674
                                                                                                                 ------------

                    Hong Kong  4.4%
      551,000       Cheung Kong (Holdings) Ltd.                                                                     6,768,650
      148,964       China Mobile (Hong Kong) Ltd. - ADR                                                             6,438,224
    5,437,000       Guangdong Investment Ltd.                                                                       2,445,226
      371,000       Sun Hung Kai Properties Ltd.                                                                    4,249,468
      980,000       Television Broadcasts Ltd.                                                                      5,984,956
                                                                                                                 ------------
                                                                                                                   25,886,524
                                                                                                                 ------------
                    Italy  2.6%
      270,481       Eni SPA                                                                                         9,097,666
      711,599       UniCredito Italiano SPA                                                                         6,220,601
                                                                                                                 ------------
                                                                                                                   15,318,267
                                                                                                                 ------------
                    Japan  21.9%
      240,700       Aeon Co. Ltd.                                                                                   5,205,943
      393,000       The Bank of Yokohama, Ltd.                                                                      3,069,330
      225,000       Daiwa House Industry Co., Ltd.                                                                  3,899,235
      746,000       Fujitsu, Ltd.                                                                                   5,845,264
      177,000       Kao Corp.                                                                                       4,763,239
       16,720       Keyence Corp.                                                                                   4,127,149
      226,500       Millea Holdings, Inc.                                                                           8,022,244
          756       Mitsubishi UFJ Financial Group, Inc.                                                            9,378,783
      506,000       Fujitsu, Ltd.                                                                                   7,581,842
      321,000       Mitsui Sumitomo Insurance Co., Ltd.                                                             3,501,685
       90,600       Murata Manufacturing Co., Ltd.                                                                  6,113,265
      121,000       NGK Insulators, Ltd.                                                                            1,870,825
      141,500       Nikko Cordial Corp.                                                                             1,622,733
      787,000       NIPPON OIL CORP.                                                                                5,263,015
      610,000       NISSAN MOTOR CO., LTD.                                                                          7,360,689
      332,100       Nomura Holdings, Inc.                                                                           6,264,985
        2,817       NTT DoCoMo, Inc.                                                                                4,457,425
      257,200       OMRON CORP.                                                                                     7,276,619
      153,000       SECOM CO., LTD.                                                                                 7,921,495
      300,000       Sekisui House, Ltd.                                                                             4,356,981
      213,900       Sony Corp.                                                                                      9,160,318
      639,000       Sumitomo Metal Industries, Ltd.                                                                 2,774,359
      907,000       The Sumitomo Trust & Banking Co., Ltd.                                                          9,496,662
                                                                                                                 ------------
                                                                                                                  129,334,085
                                                                                                                 ------------
                    Netherlands  5.1%
       98,263       Akzo Nobel NV                                                                                   5,987,643
      266,660       ASML Holding NV (a)<F59>                                                                        6,580,745
      179,900       ING Groep NV                                                                                    7,949,455
      224,800       Koninklijke (Royal) KPN NV                                                                      3,190,718
      220,405       Wolters Kluwer NV                                                                               6,322,939
                                                                                                                 ------------
                                                                                                                   30,031,500
                                                                                                                 ------------
                    Norway  1.1%
        5,949       Orkla ASA                                                                                         335,483
      242,528       Statoil ASA                                                                                     6,385,866
                                                                                                                 ------------
                                                                                                                    6,721,349
                                                                                                                 ------------
                    Russia  0.5%
       30,900       LUKOIL - ADR                                                                                    2,717,655
                                                                                                                 ------------

                    Singapore  2.9%
    1,986,000       Capitaland Ltd.                                                                                 7,991,894
      356,000       Great Eastern Holdings Ltd.                                                                     3,939,703
      438,000       United Overseas Bank Ltd.                                                                       5,524,417
                                                                                                                 ------------
                                                                                                                   17,456,014
                                                                                                                 ------------
                    Spain  1.8%
      247,110       Banco Bilbao Vizcaya Argentaria, SA                                                             5,936,945
      197,006       Indra Sistemas, SA                                                                              4,827,257
                                                                                                                 ------------
                                                                                                                   10,764,202
                                                                                                                 ------------
                    Sweden  2.1%
      175,200       Skanska AB                                                                                      3,441,612
       89,911       Swedbank AB                                                                                     3,257,683
    1,491,000       Telefonaktiebolaget LM Ericsson - Class B                                                       5,995,552
                                                                                                                 ------------
                                                                                                                   12,694,847
                                                                                                                 ------------
                    Switzerland  8.5%
       71,900       Holcim Ltd.                                                                                     6,575,450
      223,398       Novartis AG                                                                                    12,833,378
       75,700       Roche Holding AG                                                                               13,543,758
        8,600       Swisscom AG                                                                                     3,247,530
      115,664       UBS AG                                                                                          6,999,721
       27,138       Zurich Financial Services AG                                                                    7,280,773
                                                                                                                 ------------
                                                                                                                   50,480,610
                                                                                                                 ------------
                    United Kingdom  17.6%
      422,000       Aviva plc                                                                                       6,769,843
    1,074,000       BAE Systems plc                                                                                 8,928,779
      461,000       Barclays plc                                                                                    6,582,147
      537,000       British Sky Broadcasting Group plc                                                              5,490,076
      344,166       EMAP plc                                                                                        5,418,014
      438,000       GlaxoSmithKline plc                                                                            11,528,514
      331,909       HSBC Holdings plc                                                                               6,040,691
    2,420,000       Legal & General Group plc                                                                       7,437,346
      488,725       National Grid plc                                                                               7,073,480
      766,297       Rolls-Royce Group plc (a)<F59>                                                                  6,696,526
      342,000       Royal Dutch Shell plc - Class A                                                                11,924,670
      276,000       Scottish & Newcastle plc                                                                        3,017,768
      291,000       Smiths Group plc                                                                                5,639,199
    4,190,750       Vodafone Group plc                                                                             11,573,463
                                                                                                                 ------------
                                                                                                                  104,120,516
                                                                                                                 ------------
                    TOTAL COMMON STOCKS
                      (Cost $479,286,615)                                                                         580,002,631
                                                                                                                 ------------

                    SHORT TERM INVESTMENT  0.2%
                    Investment Company 0.2%
      931,717       First American Prime Obligations Fund - Class A                                                   931,717
                                                                                                                 ------------
                    TOTAL SHORT TERM INVESTMENT
                      (Cost $931,717)                                                                                 931,717
                                                                                                                 ------------

                    TOTAL INVESTMENTS  98.2%
                      (Cost $480,218,332)                                                                         580,934,348

                    Other Assets in Excess of Liabilities  1.8%                                                    10,794,217
                                                                                                                 ------------

                    TOTAL NET ASSETS  100.0%                                                                     $591,728,565
                                                                                                                 ------------
                                                                                                                 ------------

(a)<F59>  Non-Income Producing.
ADR - American Depositary Receipt

As of December 31, 2006, the currency diversification as a percentage of net assets was as follows:

   European Monetary Unit             34.7%
   Japanese Yen                       21.9%
   British Pounds                     17.6%
   Swiss Francs                        8.5%
   Other                              17.3%*<F60>
                                     ------
                                     100.0%
                                     ------
                                     ------

*<F60> None of the remaining currencies (comprised of six other currencies) exceeds 5.0% each of net assets.

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
PORTFOLIO DIVERSIFICATION
December 31, 2006 (unaudited)

                                                   Value             Percentage
                                                   -----             ----------
  Aerospace/Defense                              $15,625,305              2.6%
  Auto Components                                  4,658,174              0.8%
  Automobiles                                     18,171,354              3.1%
  Beverages                                        4,016,140              0.7%
  Capital Markets                                  7,887,718              1.3%
  Chemicals                                       10,308,245              1.7%
  Commercial Banks                                75,776,909             12.8%
  Commercial Services & Supplies                   7,921,495              1.3%
  Communications Equipment                         9,337,862              1.6%
  Computers & Peripherals                          5,845,264              1.0%
  Construction & Engineering                       3,441,612              0.6%
  Construction Materials                           6,575,450              1.1%
  Diversified Financial Services                  13,917,140              2.4%
  Diversified Telecommunication Services           9,735,967              1.6%
  Electric Utilities                              13,744,265              2.3%
  Electronic Equipment & Instruments              17,517,034              3.0%
  Energy Equipment & Services                      6,847,357              1.2%
  Food & Staples Retailing                        21,656,649              3.7%
  Health Care Providers & Services                 4,952,229              0.8%
  Household Durables                              17,416,534              2.9%
  Household Products                               4,763,239              0.8%
  Industrial Conglomerates                         5,974,681              1.0%
  Information Technology Services                 11,565,243              2.0%
  Insurance                                       59,640,634             10.1%
  Machinery                                       10,036,248              1.7%
  Media                                           36,069,903              6.1%
  Metals & Mining                                  8,046,402              1.4%
  Oil, Gas & Consumable Fuels                     51,779,926              8.7%
  Pharmaceuticals                                 37,905,649              6.4%
  Real Estate Management & Development            19,010,013              3.2%
  Semiconductors & Semiconductor Equipment         6,580,745              1.1%
  Software                                         7,290,504              1.2%
  Textiles, Apparel & Luxury Goods                 6,062,810              1.0%
  Trading Companies & Distributors                 7,581,842              1.3%
  Water Utilities                                  2,445,225              0.4%
  Wireless Telecommunication Services             29,896,864              5.1%
                                                ------------             -----
  TOTAL COMMON STOCKS                            580,002,631             98.0%
  TOTAL SHORT-TERM INVESTMENTS                       931,717              0.2%
                                                ------------             -----
  TOTAL INVESTMENTS                              580,934,348             98.2%
  Other Assets, Less Liabilities                  10,794,217              1.8%
                                                ------------             -----
  TOTAL NET ASSETS                              $591,728,565              100%
                                                ------------             -----
                                                ------------             -----

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006 (Unaudited)

ASSETS:
Investments at value (cost $480,218,332)                          $580,934,348
Foreign currencies at value (cost $10,603,854)                      10,600,657
Interest and dividend receivable                                     1,061,259
Receivable for investments sold                                      1,809,347
Receivable for Fund shares sold                                         50,695
Other assets                                                            30,426
                                                                  ------------
Total assets                                                       594,486,732
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                    1,850,809
Payable to custodian                                                   515,503
Accrued investment advisory fee                                        324,697
Accrued expenses                                                        67,158
                                                                  ------------
Total liabilities                                                    2,758,167
                                                                  ------------
NET ASSETS                                                        $591,728,565
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $486,984,338
Undistributed net investment income                                     40,490
Undistributed net realized gain                                      3,961,513
Net unrealized appreciation on:
     Investments                                                   100,718,767
     Foreign currency                                                   23,457
                                                                  ------------
NET ASSETS                                                        $591,728,565
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                              41,636,812
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $14.21
                                                                        ------
                                                                        ------

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
STATEMENT OF OPERATIONS

                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 2006
                                                                (UNAUDITED)
                                                             -----------------
INVESTMENT INCOME:
Dividends(1)<F61>                                               $ 4,211,958
Interest                                                            192,398
                                                                -----------

                                                                  4,404,356
                                                                -----------

EXPENSES:
Investment advisory fees (Note 3)                                 2,754,144
Custody fees                                                        124,960
Fund administration and accounting fees                              89,104
Federal and state registration fees                                  17,498
Audit fees                                                           15,991
Legal fees                                                           15,156
Shareholder servicing fees                                            6,054
Directors' fees and related expenses                                  2,940
Reports to shareholders                                               2,821
Chief Compliance Officer expenses                                     2,500
Other                                                                 9,031
                                                                -----------
Total expenses before waiver                                      3,040,199
Waiver of expenses by Adviser (Note 3)                             (865,875)
                                                                -----------
Net expenses                                                      2,174,324
                                                                -----------
NET INVESTMENT INCOME                                             2,230,032
                                                                -----------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain on:
   Investments                                                    8,245,685
   Foreign currency translation                                     423,891
Change in net unrealized appreciation/depreciation on:
   Investments                                                   55,986,744
   Foreign currency                                                 (39,561)
                                                                -----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                            64,616,759
                                                                -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $66,846,791
                                                                -----------
                                                                -----------

(1)<F61>  Net of $345,652 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS ENDED
                                                                 DECEMBER 31, 2006            YEAR ENDED
                                                                    (UNAUDITED)             JUNE 30, 2006
                                                                 -----------------          -------------
OPERATIONS:
Net investment income                                               $  2,230,032             $  7,042,014
Net realized gain on:
     Investments                                                       8,245,685                5,641,146
     Foreign currency translation                                        423,891                  429,294
Change in net unrealized appreciation/depreciation on:
     Investments                                                      55,986,744               39,629,627
     Foreign currency translation                                        (39,561)                  91,550
                                                                    ------------             ------------
Net increase in net assets
  resulting from operations                                           66,846,791               52,833,631
                                                                    ------------             ------------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                                 (8,904,855)              (2,078,944)
Net realized gain on investments                                     (10,220,846)              (1,246,828)
                                                                    ------------             ------------
Net decrease in net assets resulting
  from distributions paid                                            (19,125,701)              (3,325,772)
                                                                    ------------             ------------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                           47,219,691              353,446,231
Shares issued to holders in
  reinvestment of distributions                                       16,269,562                2,853,747
Shares redeemed(1)<F62>                                              (50,803,024)             (11,964,291)
                                                                    ------------             ------------
Net increase in net assets resulting
  from capital share transactions                                     12,686,229              344,335,687
                                                                    ------------             ------------

TOTAL INCREASE IN NET ASSETS                                          60,407,319              393,843,546
                                                                    ------------             ------------

NET ASSETS:
Beginning of period                                                  531,321,246              137,477,700
                                                                    ------------             ------------
End of period
  (includes undistributed net investment income
  of $40,490 and $6,715,313, respectively)                          $591,728,565             $531,321,246
                                                                    ------------             ------------
                                                                    ------------             ------------

(1)<F62>  Net of redemption fees of $476 for the period ended December 31, 2006.

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
FINANCIAL HIGHLIGHTS

                                                       SIX MONTHS
                                                         ENDED                YEAR                YEAR               PERIOD
                                                      DECEMBER 31,           ENDED               ENDED               ENDED
                                                          2006              JUNE 30,            JUNE 30,            JUNE 30,
                                                      (UNAUDITED)             2006                2005            2004(1)<F63>
                                                      ------------          --------            --------          ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                    $13.08              $11.07              $10.03              $10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                                      0.05                0.31(5)<F67>        0.21(5)<F67>        0.09(5)<F67>
Net realized and unrealized
  gain (loss) on investments                               1.54                1.81                0.87               (0.08)
                                                         ------              ------              ------              ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                                    1.59                2.12                1.08                0.01
                                                         ------              ------              ------              ------

LESS DISTRIBUTIONS PAID:
From net investment income                                (0.21)              (0.07)              (0.01)                 --
From net realized gain on investments                     (0.25)              (0.04)              (0.03)                 --
                                                         ------              ------              ------              ------
TOTAL DISTRIBUTIONS PAID                                  (0.46)              (0.11)              (0.04)                 --
                                                         ------              ------              ------              ------

Payment by Affiliates                                        --                  --                  --                0.02
                                                         ------              ------              ------              ------
Paid-in capital from redemption fees                         --(7)<F69>          --                  --                  --
                                                         ------              ------              ------              ------
NET ASSET VALUE, END OF PERIOD                           $14.21              $13.08              $11.07              $10.03
                                                         ------              ------              ------              ------
                                                         ------              ------              ------              ------

TOTAL RETURN(2)<F64>                                     12.13%              19.27%              10.87%               0.30%(6)<F68>

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period (in thousands)               $591,729            $531,321            $137,478             $12,130
Ratio of expenses
  to average net assets(3)<F65>(4)<F66>                   0.75%               0.75%               0.95%               0.95%
Ratio of net investment income
  to average net assets(3)<F65>(4)<F66>                   0.77%               1.94%               1.96%               2.01%
Portfolio turnover rate(2)<F64>                             25%                 35%                 44%                 17%

(1)<F63>  Commenced operations on January 8, 2004.
(2)<F64>  Not annualized for periods less than a full year.
(3)<F65> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.05%, 1.09%, 1.31% and 4.41% and the ratio of net investment income (loss) to average net assets would have been 0.47%, 1.60%, 1.60% and (1.45)% for the periods ended December 31, 2006, June 30, 2006, June 30, 2005 and June 30, 2004, respectively.
(4)<F66>  Annualized.
(5)<F67> Per share net investment income has been calculated using the daily average share method.
(6)<F68> During the period ended June 30, 2004, 0.20% of the Fund's total return consists of a voluntary reimbursement by the Adviser. Excluding this item, total return would have been 0.10%.
(7)<F69>  Less than one cent per share.

The accompanying notes are an integral part of these financial statements.

                                   FRONTEGRA
                                NETOLS SMALL CAP
                                   VALUE FUND

REPORT FROM NETOLS ASSET
MANAGEMENT, INC.:

Dear Fellow Shareholders:

During the second half of 2006, the Frontegra Netols Small Cap Value Fund outperformed the benchmark after fees, returning 12.04% compared to 11.81% for the Russell 2000 Value Index.

PORTFOLIO REVIEW

In October and November, the equity markets were driven by speculation that slower growth of the domestic economy would force the Federal Reserve to cut interest rates in early 2007. This resulted in a strong rebound for industrial cyclicals, materials and consumer related stocks. Mixed government statistics on manufacturing production and employment in December fueled the debate on the direction of the U.S. economy. This uncertainty, paired with a sharp decline in the housing market led to what appears to be a temporary inventory correction in various industries ranging from housing to basic materials. Once again, M&A activity provided an overall boost to the equity markets.

The current portfolio should perform best if economic growth reaccelerates after a short term inventory correction. The current portfolio would be challenged if the economy weakened and the current slowdown becomes a recession.

POSITIVE CONTRIBUTIONS TO RELATIVE PERFORMANCE:

Stock selection in industrials, information technology and telecom services

Overweight in industrial sector

Underweight in financial sector

Best performing stocks for the quarter: Robbins & Meyers, Inc., Chattem, Inc., Brush Engineered Materials, Inc., Diversa Corp. and Champion Enterprises, Inc.

NEGATIVE CONTRIBUTIONS TO RELATIVE PERFORMANCE:

Stock selection in health care and energy sectors

Overweight in health care and energy sectors

Worst performing stocks for the quarter: C&D Technologies, Inc., Global Industries, Ltd., Cost Plus, Inc., Crane Co., Modtech Holdings, Inc. and Keystone Automotive, Inc.

Thank you for your continued support.

/s/Jeff Netols

Jeff Netols
Netols Asset Management

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment (Unaudited)

                      Frontegra Netols Small
     Date                 Cap Value Fund               Russell 2000 Value Index
     ----             ----------------------           ------------------------
  12/16/2005*<F70>           $100,000                          $100,000
  12/31/2005                  $98,900                           $98,570
   3/31/2006                 $110,300                          $111,883
   6/30/2006                 $102,900                          $108,858
   9/30/2006                 $106,500                          $111,636
  12/31/2006                 $115,288                          $121,711

*<F70>   12/16/05 commencement of operations.

Portfolio Total Return**<F71>
FOR THE PERIOD ENDED 12/31/06
-----------------------------
SIX MONTHS              12.04%

ONE YEAR                16.57%

SINCE COMMENCEMENT
AVERAGE ANNUAL          14.64%

This chart assumes an initial gross investment of $100,000 made on 12/16/05 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**<F71> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Netols Small Cap Value Fund
SCHEDULE OF INVESTMENTS
December 31, 2006 (Unaudited)

Number of Shares                                                                                                    Value
----------------                                                                                                    -----
                    COMMON STOCKS  98.2%
                    Aerospace & Defense  5.7%
        2,703       American Science & Engineering, Inc. (a)<F72>                                                 $   160,856
        6,923       BE Aerospace, Inc. (a)<F72>                                                                       177,783
        2,754       DRS Technologies, Inc.                                                                            145,081
        3,631       Esterline Technologies Corp. (a)<F72>                                                             146,075
                                                                                                                  -----------
                                                                                                                      629,795
                                                                                                                  -----------
                    Airlines  1.2%
       11,716       AirTran Holdings, Inc. (a)<F72>                                                                   137,546
                                                                                                                  -----------

                    Auto Components  4.2%
        5,418       Keystone Automotive Industries, Inc. (a)<F72>                                                     184,158
        4,056       Tenneco Automotive, Inc. (a)<F72>                                                                 100,264
       21,288       Visteon Corp. (a)<F72>                                                                            180,522
                                                                                                                  -----------
                                                                                                                      464,944
                                                                                                                  -----------
                    Automobiles  0.7%
        9,721       Fleetwood Enterprises, Inc. (a)<F72>                                                               76,893
                                                                                                                  -----------

                    Beverages  1.0%
        7,949       Cott Corp. (a)<F72>(b)<F73>                                                                       113,750
                                                                                                                  -----------

                    Biotechnology  0.9%
        9,217       Diversa Corp. (a)<F72>                                                                            100,281
                                                                                                                  -----------

                    Chemicals  1.7%
        7,088       Spartech Corp.                                                                                    185,847
                                                                                                                  -----------

                    Commercial Banks  2.1%
        6,036       Fremont General Corp.                                                                              97,844
        2,710       Westamerica Bancorporation                                                                        137,207
                                                                                                                  -----------
                                                                                                                      235,051
                                                                                                                  -----------
                    Commercial Services & Supplies  6.1%
       12,215       Corinthian Colleges, Inc. (a)<F72>                                                                166,490
        6,569       DeVry, Inc.                                                                                       183,932
       14,503       Diamond Management & Technology Consultants, Inc.                                                 180,417
        3,797       School Specialty, Inc. (a)<F72>                                                                   142,350
                                                                                                                  -----------
                                                                                                                      673,189
                                                                                                                  -----------
                    Construction & Engineering  0.6%
       12,884       Modtech Holdings, Inc. (a)<F72>                                                                    63,776
                                                                                                                  -----------

                    Consumer Finance  1.4%
        2,970       The First Marblehead Corp.                                                                        162,311
                                                                                                                  -----------

                    Diversified Financial Services  1.3%
        3,263       GATX Corp.                                                                                        141,386
                                                                                                                  -----------

                    Diversified Telecommunication Services  1.8%
       13,263       Alaska Communications Systems Group Inc.                                                          201,465
                                                                                                                  -----------

                    Electrical Equipment  4.8%
        3,352       Acuity Brands, Inc.                                                                               174,438
       24,702       C&D Technologies, Inc.                                                                            117,087
        5,535       General Cable Corp. (a)<F72>                                                                      241,935
                                                                                                                  -----------
                                                                                                                      533,460
                                                                                                                  -----------
                    Energy Equipment & Services  4.2%
        8,753       Global Industries, Ltd. (a)<F72>                                                                  114,139
        9,683       Hanover Compressor Co. (a)<F72>                                                                   182,912
       10,297       Matrix Service Co. (a)<F72>                                                                       165,782
                                                                                                                  -----------
                                                                                                                      462,833
                                                                                                                  -----------
                    Food Products  2.3%
       11,593       Del Monte Foods Co.                                                                               127,871
        6,587       Lance, Inc.                                                                                       132,267
                                                                                                                  -----------
                                                                                                                      260,138
                                                                                                                  -----------
                    Health Care Equipment & Services  1.0%
        5,595       PSS World Medical, Inc. (a)<F72>                                                                  109,270
                                                                                                                  -----------

                    Health Care Equipment & Supplies  4.1%
        2,209       Haemonetics Corp. (a)<F72>                                                                         99,449
        5,278       PolyMedica Corp.                                                                                  213,284
        3,251       Varian Inc. (a)<F72>                                                                              145,612
                                                                                                                  -----------
                                                                                                                      458,345
                                                                                                                  -----------
                    Health Care Providers & Services  7.2%
       10,490       Gentiva Health Services, Inc. (a)<F72>                                                            199,939
        5,048       LifePoint Hospitals, Inc. (a)<F72>                                                                170,118
        6,836       Matria Healthcare, Inc. (a)<F72>                                                                  196,398
        4,785       Sunrise Senior Living, Inc. (a)<F72>                                                              146,995
        6,846       U.S. Physical Therapy, Inc. (a)<F72>                                                               83,864
                                                                                                                  -----------
                                                                                                                      797,314
                                                                                                                  -----------
                    Hotels, Restaurants & Leisure  1.7%
        8,816       O'Charleys, Inc. (a)<F72>                                                                         187,605
                                                                                                                  -----------

                    Household Durables  3.0%
       17,294       Champion Enterprises, Inc. (a)<F72>                                                               161,872
        4,884       Jarden Corp. (a)<F72>                                                                             169,914
                                                                                                                  -----------
                                                                                                                      331,786
                                                                                                                  -----------
                    Insurance  1.4%
        3,113       Hanover Insurance Group Inc.                                                                      151,914
                                                                                                                  -----------

                    IT Services  3.1%
        2,891       CACI International Inc. - Class A (a)<F72>                                                        163,341
        5,018       Mantech International Corp. - Class A (a)<F72>                                                    184,813
                                                                                                                  -----------
                                                                                                                      348,154
                                                                                                                  -----------
                    Leisure Equipment & Products  2.3%
        8,102       Nautilus, Inc.                                                                                    113,428
       15,080       Sturm, Ruger & Company, Inc. (a)<F72>                                                             144,768
                                                                                                                  -----------
                                                                                                                      258,196
                                                                                                                  -----------
                    Machinery  6.8%
       10,760       Federal Signal Corp.                                                                              172,590
        2,587       IDEX Corp.                                                                                        122,650
        5,914       Robbins & Myers, Inc.                                                                             271,571
        6,338       Wabtec Corp.                                                                                      192,548
                                                                                                                  -----------
                                                                                                                      759,359
                                                                                                                  -----------
                    Marine  2.6%
        3,555       Alexander & Baldwin, Inc.                                                                         157,629
        3,783       General Maritime Corp. (b)<F73>                                                                   133,124
                                                                                                                  -----------
                                                                                                                      290,753
                                                                                                                  -----------
                    Media  3.0%
        4,725       Arbitron Inc.                                                                                     205,254
        7,700       Cox Radio, Inc. (a)<F72>                                                                          125,510
                                                                                                                  -----------
                                                                                                                      330,764
                                                                                                                  -----------
                    Metals & Mining  2.9%
        5,232       Brush Engineered Materials, Inc. (a)<F72>                                                         176,684
        5,641       Commercial Metals Co.                                                                             145,538
                                                                                                                  -----------
                                                                                                                      322,222
                                                                                                                  -----------
                    Multiline Retail  1.3%
       11,599       99 Cents Only Stores (a)<F72>                                                                     141,160
                                                                                                                  -----------

                    Oil & Gas  3.8%
        6,078       Encore Acquisition Co. (a)<F72>                                                                   149,093
        3,597       Forest Oil Corp. (a)<F72>                                                                         117,550
        3,378       Whiting Petroleum Corp. (a)<F72>                                                                  157,415
                                                                                                                  -----------
                                                                                                                      424,058
                                                                                                                  -----------
                    Personal Products  1.7%
        3,828       Chattem, Inc. (a)<F72>                                                                            191,706
                                                                                                                  -----------

                    Pharmaceuticals  3.6%
        8,154       K-V Pharmaceutical Co. - Class A (a)<F72>                                                         193,902
        9,118       Par Pharmaceutical Companies, Inc. (a)<F72>                                                       203,970
                                                                                                                  -----------
                                                                                                                      397,872
                                                                                                                  -----------
                    Real Estate  3.2%
        6,038       Cedar Shopping Centers Inc.                                                                        96,064
        3,410       First Industrial Realty Trust, Inc.                                                               159,895
        3,127       Sun Communities, Inc.                                                                             101,190
                                                                                                                  -----------
                                                                                                                      357,149
                                                                                                                  -----------
                    Semiconductor & Semiconductor Equipment  1.0%
        2,477       Varian Semiconductor Equipment Associates, Inc. (a)<F72>                                          112,753
                                                                                                                  -----------

                    Software  1.3%
        3,859       Kronos Inc. (a)<F72>                                                                              141,780
                                                                                                                  -----------

                    Specialty Retail  3.2%
       12,773       Casual Male Retail Group Inc. (a)<F72>                                                            166,688
       17,923       Cost Plus, Inc. (a)<F72>                                                                          184,607
                                                                                                                  -----------
                                                                                                                      351,295
                                                                                                                  -----------
                    TOTAL COMMON STOCKS
                      (Cost $10,236,946)                                                                           10,906,120
                                                                                                                  -----------

                    SHORT TERM INVESTMENTS  2.3%
                    Investment Company  1.3%
      144,368       Fidelity Institutional Money Market Portfolio                                                     144,368
                                                                                                                  -----------

Principal Amount
----------------
                    Variable Demand Note (c)<F74> 1.0%
     $112,188       Wisconsin Corporate Central Credit Union,
                      4.869%, 12/31/2006                                                                              112,188
                                                                                                                  -----------
                    TOTAL SHORT TERM INVESTMENTS
                      (Cost $256,556)                                                                                 256,556
                                                                                                                  -----------

                    TOTAL INVESTMENTS  100.5%
                      (Cost $10,493,502)                                                                           11,162,676

                    Liabilities in Excess of Other Assets  (0.5)%                                                     (56,718)
                                                                                                                  -----------

                    TOTAL NET ASSETS  100.0%                                                                      $11,105,958
                                                                                                                  -----------
                                                                                                                  -----------

(a)<F72>  Non-Income Producing.
(b)<F73>  U.S.-dollar denominated security of foreign issuer.
(c)<F74> Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2006.

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006 (Unaudited)

ASSETS:
Investments at value (cost $10,493,502)                            $11,162,676
Interest and dividend receivable                                         9,706
Receivable for investments sold                                         10,271
Receivable for Fund shares sold                                            118
Other assets                                                             1,771
                                                                   -----------
Total assets                                                        11,184,542
                                                                   -----------

LIABILITIES:
Payable for investments purchased                                       48,990
Accrued investment advisory fee                                          5,179
Accrued expenses                                                        24,415
                                                                   -----------
Total liabilities                                                       78,584
                                                                   -----------
NET ASSETS                                                         $11,105,958
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
Paid in capital                                                    $10,447,020
Undistributed net investment income                                      1,328
Accumulated net realized loss                                          (11,564)
Net unrealized appreciation on investments                             669,174
                                                                   -----------
NET ASSETS                                                         $11,105,958
                                                                   -----------
                                                                   -----------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                          50,000,000
Issued and outstanding                                                 968,437
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $11.47
                                                                        ------
                                                                        ------

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
STATEMENT OF OPERATIONS

                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 2006
                                                                (UNAUDITED)
                                                             -----------------
INVESTMENT INCOME:
Dividends                                                        $ 44,156
Interest                                                            5,770
                                                                 --------
                                                                   49,926
                                                                 --------

EXPENSES:
Investment advisory fees (Note 3)                                  44,180
Legal fees                                                         12,917
Fund administration and accounting fees                            12,774
Audit fees                                                         10,331
Custody fees                                                        8,026
Shareholder servicing fees                                          5,940
Federal and state registration fees                                 5,903
Directors' fees and related expenses                                2,940
Chief Compliance Officer expenses                                   2,500
Reports to shareholders                                             1,148
Other                                                                 870
                                                                 --------
Total expenses before waiver and reimbursement                    107,529
Waiver and reimbursement of expenses by Adviser (Note 3)          (58,931)
                                                                 --------
Net expenses                                                       48,598
                                                                 --------
NET INVESTMENT INCOME                                               1,328
                                                                 --------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Net realized gain on investments                                   29,285
Change in net unrealized
  appreciation/depreciation on investments                        920,730
                                                                 --------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                             950,015
                                                                 --------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $951,343
                                                                 --------
                                                                 --------

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                                   SIX MONTHS ENDED
                                                                  DECEMBER 31, 2006           PERIOD ENDED
                                                                     (UNAUDITED)          JUNE 30, 2006(1)<F75>
                                                                  -----------------       ---------------------
OPERATIONS:
Net investment income                                                $     1,328               $    1,079
Net realized gain on investments                                          29,285                   13,904
Change in net unrealized
  appreciation/depreciation on investments                               920,730                 (251,556)
                                                                     -----------               ----------
Net increase (decrease) in net assets
  resulting from operations                                              951,343                 (236,573)
                                                                     -----------               ----------

DISTRIBUTIONS
  PAID FROM:
Net realized gain on investments                                         (55,832)                      --
                                                                     -----------               ----------
Net decrease in net assets resulting
  from distributions paid                                                (55,832)                      --
                                                                     -----------               ----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                            2,773,395                7,982,146
Shares issued to holders in
  reinvestment of distributions                                           55,832                       --
Shares redeemed                                                         (346,672)                 (17,681)
                                                                     -----------               ----------
Net increase in net assets resulting
  from capital share transactions                                      2,482,555                7,964,465
                                                                     -----------               ----------

TOTAL INCREASE IN NET ASSETS                                           3,378,066                7,727,892
                                                                     -----------               ----------

NET ASSETS:
Beginning of period                                                    7,727,892                       --
                                                                     -----------               ----------
End of period
  (includes undistributed net investment
  income of $1,328 and $0, respectively)                             $11,105,958               $7,727,892
                                                                     -----------               ----------
                                                                     -----------               ----------

(1)<F75>  Commenced operations on December 16, 2005.

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS
                                                                 ENDED                 PERIOD
                                                             DECEMBER 31,              ENDED
                                                                 2006                 JUNE 30,
                                                              (UNAUDITED)           2006(1)<F76>
                                                             ------------           ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                           $10.29                 $10.00

INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income                                               --(5)<F80>             --(5)<F80>
Net realized and unrealized
  gain on investments                                             1.24                   0.29
                                                                ------                 ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                                           1.24                   0.29
                                                                ------                 ------

LESS DISTRIBUTIONS PAID:
From net realized gain on investments                            (0.06)                    --
                                                                ------                 ------
TOTAL DISTRIBUTIONS PAID                                         (0.06)                    --
                                                                ------                 ------

NET ASSET VALUE, END OF PERIOD                                  $11.47                 $10.29
                                                                ------                 ------
                                                                ------                 ------

TOTAL RETURN(2)<F77>                                            12.04%                  2.90%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period (in thousands)                       $11,106                 $7,728
Ratio of expenses
  to average net assets(3)<F78>(4)<F79>                          1.10%                  1.10%
Ratio of net investment income
  to average net assets(3)<F78>(4)<F79>                          0.03%                  0.05%
Portfolio turnover rate(2)<F77>                                    23%                    41%

(1)<F76>  Commenced operations on December 16, 2005.
(2)<F77>  Not annualized for periods less than a full year.
(3)<F78> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 2.43% and 4.59% and the ratio of net investment loss to average net assets would have been (1.30)% and (3.44)% for the periods ended December 31, 2006 and June 30, 2006, respectively.
(4)<F79>  Annualized.
(5)<F80>  Less than one cent per share.

The accompanying notes are an integral part of these financial statements.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS
December 31, 2006 (Unaudited)

(1)  ORGANIZATION

     Frontegra Funds, Inc. ("Frontegra") was incorporated on May 24, 1996 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. Frontegra consists of six series: the Frontegra Total Return Bond Fund, the Frontegra Investment Grade Bond Fund, the Frontegra IronBridge Small Cap Fund (formerly Frontegra Horizon Fund), the Frontegra IronBridge SMID Fund, the Frontegra New Star International Equity Fund and the Frontegra Netols Small Cap Value Fund (the "Funds"). The Frontegra Total Return Bond and Investment Grade Bond Funds seek a high level of total return, consistent with the preservation of capital. The investment objective of the Frontegra IronBridge Small Cap Fund, the Frontegra IronBridge SMID Fund, the Frontegra New Star International Equity Fund and the Frontegra Netols Small Cap Value Fund is capital appreciation. The Frontegra Total Return Bond and Investment Grade Bond Funds, sub-advised by Reams Asset Management Company, LLC ("Reams"), commenced operations on November 25, 1996 and February 23, 2001, respectively. The Frontegra IronBridge Small Cap and IronBridge SMID Funds, sub-advised by IronBridge Capital Management, L.P. ("IronBridge"), commenced operations on August 30, 2002 and December 31, 2004, respectively. The Frontegra New Star International Equity Fund, sub-advised by New Star Institutional Managers Limited ("New Star"), commenced operations on January 8, 2004. The Frontegra Netols Small Cap Value Fund, sub-advised by Netols Asset Management, Inc. ("Netols"), commenced operations on December 16, 2005.

(2)  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

     (a)  Investment Valuation

          Securities are stated at value. Debt securities (other than short-term instruments) are valued by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Securities (other than short-term investments) for which market quotations are readily available are valued at the last trade price on the national securities exchange on which such securities are primarily traded. Securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. With respect to all Funds, all equity securities that are traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ Official Closing Price ("NOCP"). Shares of underlying mutual funds are valued at their respective NAVs. Most securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In certain countries market maker prices, usually the mean between the bid and ask prices, are used. In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using fair valuation procedures approved by the Board of Directors. The Directors have retained an independent fair value pricing service to assist in valuing foreign securities held by the Frontegra New Star International Equity Fund. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates market value. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by Reams, IronBridge, New Star and Netols pursuant to guidelines established by the Board of Directors.

          In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements". SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the implications of SFAS No. 157, and its impact on the financial statements has not yet been determined.

     (b)  Federal Income Taxes

          Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

          On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority.
          A tax position that meets the more likely than not threshold is measured to determine the amount of benefit or expense to recognize in the financial statements. Adoption of FIN 48 is required as of the date of the last Net Asset Value ("NAV") calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and whether it will have any impact on the Funds' financial statements.

     (c)  Distributions to Shareholders

          Dividends from net investment income are usually declared and paid quarterly for the Frontegra Total Return Bond and Frontegra Investment Grade Bond Funds and at least annually for the Frontegra IronBridge Small Cap Fund, Frontegra IronBridge SMID Fund, Frontegra New Star International Equity Fund and the Frontegra Netols Small Cap Value Fund. Distributions of net realized gains, if any, are declared and paid at least annually for all Funds. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

          The tax character of distributions paid during the periods ended December 31, 2006 and June 30, 2006 were as follows:

                                                       PERIOD ENDED                            PERIOD ENDED
                                                    DECEMBER 31, 2006                         JUNE 30, 2006
                                             ------------------------------          -------------------------------
                                             ORDINARY           LONG-TERM            ORDINARY            LONG-TERM
                                              INCOME          CAPITAL GAINS           INCOME           CAPITAL GAINS
                                             --------         -------------          --------          -------------
          Frontegra Total
            Return Bond Fund                $ 5,969,818         $        --         $19,414,991          $       --
          Frontegra Investment
            Grade Bond Fund                   1,673,775                  --           4,741,889                  --
          Frontegra IronBridge
            Small Cap Fund                   11,937,049          22,844,242           1,464,976           2,293,747
          Frontegra IronBridge
            SMID Fund                          1,276,328             892,285             201,965                  --
          Frontegra New Star
            International Equity Fund        13,562,503           5,563,198           3,121,217             204,555
          Frontegra Netols
            Small Cap Value Fund(1)<F81>         54,889                 943                  --                  --

          (1)<F81>  Commenced operations on December 16, 2005.

     As of June 30, 2006, the components of accumulated earnings (losses) for income tax purposes were as follows:

                                                                               FRONTEGRA           FRONTEGRA
                                                           FRONTEGRA           INVESTMENT          IRONBRIDGE
                                                          TOTAL RETURN           GRADE             SMALL CAP
                                                           BOND FUND           BOND FUND              FUND
                                                          ------------         ----------          ---------
     Cost basis of investments for
       federal income tax purposes                        $402,895,067        $122,547,926        $348,849,387
                                                          ------------        ------------        ------------
                                                          ------------        ------------        ------------
     Gross tax unrealized appreciation                    $  1,051,411        $    173,729        $ 70,136,269
     Gross tax unrealized depreciation                      (7,298,030)         (2,181,838)        (19,150,282)
                                                          ------------        ------------        ------------
     Net tax unrealized appreciation (depreciation)         (6,246,619)         (2,008,109)         50,985,987
                                                          ------------        ------------        ------------
                                                          ------------        ------------        ------------
     Undistributed ordinary income                                  --              32,118          12,014,987
     Undistributed long-term capital gain                           --                  --          15,109,555
                                                          ------------        ------------        ------------
     Total distributable earnings                                   --              32,118          27,124,542
                                                          ------------        ------------        ------------
                                                          ------------        ------------        ------------
     Other accumulated losses                               (7,561,638)         (2,823,379)                 --
                                                          ------------        ------------        ------------
     Total accumulated earnings                           $(13,808,257)       $ (4,799,370)       $ 78,110,529
                                                          ------------        ------------        ------------
                                                          ------------        ------------        ------------

                                                                               FRONTEGRA            FRONTEGRA
                                                           FRONTEGRA            NEW STAR              NETOLS
                                                           IRONBRIDGE        INTERNATIONAL          SMALL CAP
                                                           SMID FUND          EQUITY FUND           VALUE FUND
                                                           ---------         -------------          ----------
     Cost basis of investments for
       federal income tax purposes                        $132,771,867        $480,058,414          $8,001,873
                                                          ------------        ------------          ----------
                                                          ------------        ------------          ----------
     Gross tax unrealized appreciation                    $  9,175,768        $ 56,510,598          $  305,539
     Gross tax unrealized depreciation                      (6,534,974)        (11,895,504)           (560,975)
                                                          ------------        ------------          ----------
     Net tax unrealized appreciation (depreciation)          2,640,794          44,615,094            (255,436)
                                                          ------------        ------------          ----------
                                                          ------------        ------------          ----------
     Undistributed ordinary income                           1,322,331           9,488,159              18,472
     Undistributed long-term capital gain                      858,872           2,872,681                 391
                                                          ------------        ------------          ----------
     Total distributable earnings                            2,181,203          12,360,840              18,863
                                                          ------------        ------------          ----------
                                                          ------------        ------------          ----------
     Other accumulated gains (losses)                               --              47,203                  --
                                                          ------------        ------------          ----------
     Total accumulated earnings                           $  4,821,997        $ 57,023,137          $ (236,573)
                                                          ------------        ------------          ----------
                                                          ------------        ------------          ----------

          The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, outstanding premium and returns of capital on REIT investments.

     (d)  When-Issued Securities

          The Frontegra Total Return Bond and Investment Grade Bond Funds may purchase securities on a when-issued basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date, normally within 45 days of the purchase. At the time of purchase, the Funds will record the transaction and reflect the value of the security and related liability in determining their net asset value. During the period between the purchase and settlement, no payment is made by the Funds to the issuer and no interest is accrued. The Funds maintain segregated cash, U.S. government securities and liquid securities equal in value to commitments for when-issued securities.

     (e)  Mortgage Dollar Rolls

          The Frontegra Total Return Bond and Investment Grade Bond Funds may enter into mortgage dollar rolls, in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price.

     (f)  Futures Contracts

          Each Fund may enter into futures contracts, including index and interest rate futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or other liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

          The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments; and 2) the possible absence of a liquid secondary market for any particular instrument at any time.

     (g)  Credit Default Swaps

          The Total Return Bond and Investment Grade Bond Funds may enter into credit default swap agreements. The credit default swap agreement may have as a reference obligation one or more securities that are not currently held by a Fund. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the "notional" amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default.

          A Fund may be either the buyer or seller in the transaction. As a seller, a Fund accrues for and receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the par value (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. Until a credit default swap agreement is closed, the gain or loss on the notional amount in addition to the interest paid or received by a Fund on the notional amount is recorded as unrealized gains or losses on swaps and when the agreement is closed, the gain or loss is recorded as realized gains or losses on swaps.

          Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.
          As noted above, if a Fund is a buyer in a credit default swap agreement and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

     (h)  Foreign Currency Translation

          Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

     (i)  Indemnifications

          Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

     (j)  Other

          Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income. Expenses attributable to the Funds are generally allocated to each Fund based on net assets. Expenses attributable to a particular Fund are allocated directly to that Fund.

          The preparation of financial statements in conformity with U.S. generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3)  INVESTMENT ADVISER

     Each of the Funds has entered into an agreement with Frontegra Asset Management, Inc. (the "Adviser"), with whom certain officers and a director of the Funds are affiliated, to furnish investment advisory services to the Funds. The terms of these agreements are as follows:

     The Frontegra Total Return Bond Fund will pay the Adviser a monthly fee at the annual rate of 0.40% of the Fund's average daily net assets. Pursuant to an expense cap agreement, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.20% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2007 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     The Frontegra Investment Grade Bond Fund will pay the Adviser a monthly fee at the annual rate of 0.42% of the Fund's average daily net assets. Pursuant to an expense cap agreement, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.20% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2007 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     The Frontegra IronBridge Small Cap Fund will pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. Pursuant to an expense cap agreement, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 1.10% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2007 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     The Frontegra IronBridge SMID Fund will pay the Adviser a monthly fee at the annual rate of 0.85% of the Fund's average daily net assets. Pursuant to an expense cap agreement, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (excluding brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.95% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2007 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     The Frontegra New Star International Equity Fund will pay the Adviser a monthly fee at the annual rate of 0.95% of the Fund's average daily net assets. Pursuant to an expense cap agreement, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.75% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2007 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     The Frontegra Netols Small Cap Value Fund will pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. Pursuant to an expense cap agreement, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (excluding brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 1.10% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2007 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     Any waivers or reimbursements are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund's expense limitation cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

     The following table shows the waived or reimbursed expenses subject to potential recovery expiring in:

                                                    FRONTEGRA                        FRONTEGRA         FRONTEGRA
               FRONTEGRA          FRONTEGRA        IRONBRIDGE       FRONTEGRA         NEW STAR          NETOLS
              TOTAL RETURN    INVESTMENT GRADE      SMALL CAP      IRONBRIDGE      INTERNATIONAL       SMALL CAP
               BOND FUND          BOND FUND           FUND          SMID FUND       EQUITY FUND       VALUE FUND
              ------------    ----------------     ----------      ----------      -------------      ----------
     2007        $287,901          $246,053           $80,998             --            $89,001              --
     2008        $320,062          $245,625           $32,371        $66,381           $293,414              --
     2009        $965,488          $438,461                --       $109,169         $1,248,571         $71,972
     2010        $467,926          $212,052                --        $24,966           $865,875         $58,931
               ----------        ----------          --------       --------         ----------        --------
               $2,041,377        $1,142,191          $113,369       $200,516         $2,496,861        $130,903
               ----------        ----------          --------       --------         ----------        --------
               ----------        ----------          --------       --------         ----------        --------

(4)  CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Frontegra Total Return Bond Fund were as follows:

                                                          PERIOD ENDED                YEAR ENDED
                                                       DECEMBER 31, 2006            JUNE 30, 2006
                                                       -----------------            -------------
     Shares sold                                               342,205                  551,979
     Shares issued to holders in
       reinvestment of distributions                           181,895                  603,982
     Shares redeemed                                        (1,377,488)                (641,478)
                                                            ----------                 --------
     Net increase (decrease) in shares outstanding            (853,388)                 514,483
                                                            ----------                 --------
                                                            ----------                 --------

     Transactions in shares of the Frontegra Investment Grade Bond Fund were as follows:

                                                          PERIOD ENDED                YEAR ENDED
                                                       DECEMBER 31, 2006            JUNE 30, 2006
                                                       -----------------            -------------
     Shares sold                                               240,813                1,196,877
     Shares issued to holders in
       reinvestment of distributions                            85,124                  283,583
     Shares redeemed                                        (1,639,411)                (890,018)
                                                            ----------                 --------
     Net increase (decrease) in shares outstanding          (1,313,474)                 590,442
                                                            ----------                 --------
                                                            ----------                 --------

     Transactions in shares of the Frontegra IronBridge Small Cap Fund were as follows:

                                                          PERIOD ENDED                YEAR ENDED
                                                       DECEMBER 31, 2006            JUNE 30, 2006
                                                       -----------------            -------------
     Shares sold                                               881,362                4,611,129
     Shares issued to holders in
       reinvestment of distributions                         1,862,874                  210,453
     Shares redeemed                                        (2,825,435)              (2,433,885)
                                                            ----------               ----------
     Net increase (decrease) in shares outstanding             (81,199)               2,387,697
                                                            ----------               ----------
                                                            ----------               ----------

     Transaction in shares of the Frontegra IronBridge SMID Fund were as follows:

                                                          PERIOD ENDED                YEAR ENDED
                                                       DECEMBER 31, 2006            JUNE 30, 2006
                                                       -----------------            -------------
     Shares sold                                             3,283,441                8,238,261
     Shares issued to holders in
       reinvestment of distributions                           160,618                   15,123
     Shares redeemed                                        (1,008,268)                (399,882)
                                                            ----------                ---------
     Net increase in shares outstanding                      2,435,791                7,853,502
                                                            ----------                ---------
                                                            ----------                ---------

     Transaction in shares of the Frontegra New Star International Equity Fund were as follows:

                                                          PERIOD ENDED                YEAR ENDED
                                                       DECEMBER 31, 2006            JUNE 30, 2006
                                                       -----------------            -------------
     Shares sold                                             3,498,134               28,889,663
     Shares issued to holders in
       reinvestment of distributions                         1,150,606                  235,847
     Shares redeemed                                        (3,622,645)                (939,273)
                                                            ----------               ----------
     Net increase in shares outstanding                      1,026,095               28,186,237
                                                            ----------               ----------
                                                            ----------               ----------

     Transaction in shares of the Frontegra Netols Small Cap Value Fund were as follows:

                                                          PERIOD ENDED                YEAR ENDED
                                                       DECEMBER 31, 2006        JUNE 30, 2006(1)<F82>
                                                       -----------------        ---------------------
     Shares sold                                               245,822                  752,389
     Shares issued to holders in
       reinvestment of distributions                             4,881                       --
     Shares redeemed                                           (32,949)                  (1,706)
                                                               -------                  -------
     Net increase in shares outstanding                        217,754                  750,683
                                                               -------                  -------
                                                               -------                  -------

     (1)<F82>  Commenced operations on December 16, 2005.

(5)  INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the period ended December 31, 2006 are summarized below:

                              FRONTEGRA           FRONTEGRA           FRONTEGRA
                             TOTAL RETURN      INVESTMENT GRADE       IRONBRIDGE
                              BOND FUND           BOND FUND         SMALL CAP FUND
                             ------------      ---------------      --------------
     Purchases              $1,023,588,730       $287,208,450        $ 61,082,382
     Sales                  $1,082,308,366       $308,593,719        $105,407,500

                                                  FRONTEGRA           FRONTEGRA
                              FRONTEGRA            NEW STAR             NETOLS
                              IRONBRIDGE        INTERNATIONAL         SMALL CAP
                              SMID FUND          EQUITY FUND          VALUE FUND
                              ----------        -------------         ----------
     Purchases               $86,234,644         $142,481,882         $4,543,602
     Sales                   $62,213,087         $141,029,052         $1,977,174

     Purchases and sales of long-term U.S. Government securities for the Frontegra Total Return Bond Fund were $914,901,511 and $878,178,162, respectively. Purchases and sales of long-term U.S. Government securities for the Frontegra Investment Grade Bond Fund were $275,465,450 and $268,559,600, respectively.

     There were no purchases or sales of long-term U.S. Government securities for the Frontegra IronBridge Small Cap Fund, the Frontegra IronBridge SMID Fund, the Frontegra New Star International Equity Fund or the Frontegra Netols Small Cap Value Fund.

     The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2006, the Frontegra Total Return Bond and Investment Grade Bond Funds had capital loss carryovers of $1,910,045 and $889,497, respectively, which expire in 2014.

     At June 30, 2006, the Frontegra Total Return Bond and Frontegra Investment Grade Bond Funds had post-October capital losses of $5,307,699 and $1,860,249, respectively. Additionally, the Frontegra Total Return Bond Fund had post-October currency losses of $96,487. Each of these losses are treated as occurring on July 1, 2006 for tax purposes.

(6)  DIRECTORS FEES

     The Independent Directors of the Funds were paid $17,500 in director fees during the six months ended December 31, 2006. The Interested Director did not receive any remuneration from the Funds.

BOARD OF DIRECTORS' APPROVAL OF THE ADVISORY AGREEMENT

The Board of Directors of Frontegra Funds, Inc. (the "Company") met on August 28, 2006 to consider the annual renewal of the investment advisory agreement (the "Advisory Agreement") with Frontegra Asset Management, Inc. (the "Adviser") and the subadvisory agreements (each, a "Subadvisory Agreement") for each of the following portfolios of the Company:

   o   Frontegra Total Return Bond Fund ("Total Return Bond Fund");
   o   Frontegra Investment Grade Bond Fund ("Investment Grade Bond Fund");
   o   Frontegra IronBridge Small Cap Fund ("IronBridge Small Cap Fund");
   o   Frontegra IronBridge SMID Fund ("IronBridge SMID Fund");
   o Frontegra New Star International Equity Fund ("International Equity Fund"); and
   o   Frontegra Netols Small Cap Value Fund ("Netols Small Cap Value Fund").

When the Board of Directors reviewed the Advisory Agreement on August 28, 2006, the Board was provided materials relevant to its consideration of the agreement, such as the Adviser's Form ADV and Code of Ethics and information regarding the Adviser's compliance program, personnel and financial condition. The Board also reviewed the fee that would be payable by each Fund under the Advisory Agreement, the proposed expense cap agreements between the Company and the Adviser on behalf of each Fund and comparative fee and expense information provided by an independent third party. The Board was also provided with the Adviser's responses to a detailed request submitted by the Funds' legal counsel on behalf of the Directors who are not affiliated with the Company or the Adviser (the "Independent Directors").

In approving the Advisory Agreement, the Directors considered the following factors and made the following conclusions:

o Nature, extent and quality of the services to be provided. The Board considered the Adviser's background and services it provides to the Funds and their shareholders. The Board discussed the fact that the Adviser had chosen each Fund's investment strategy and had selected the sub-advisers to make the day-to-day investment decisions for the Funds. The Board noted that the Adviser has 10 years of experience in hiring and supervising sub-advisers to portfolios in the Frontegra family of funds. The Board discussed the Adviser's responsibilities for overseeing the sub-advisers and for monitoring each Fund's compliance with applicable requirements under the securities laws. The Board concluded that the range of services to be provided by the Adviser was appropriate and that the Adviser was qualified to provide such services.

o Performance record of the Funds. As described in more detail under "Board of Directors' Approval of Subadvisory Agreements," the Board reviewed each Fund's performance record for the period ended June 30, 2006. The Board noted that out of the five Funds that have been in existence for a period of one year or more as of June 30, 2006, one of the Funds had outperformed its benchmark index for the past one-, three- and five-year and since-inception periods, one of the Funds had outperformed its benchmark for the one- and three-year periods and slightly underperformed the benchmark for the five-year and since inception periods, one of the Funds had underperformed its benchmark for the one-year and three-year periods but had outperformed its benchmark since inception and two Funds had underperformed their benchmarks for the one-year and since inception periods. The Fund which had been in existence for less than a year as of June 30, 2006 had underperformed its benchmark since inception. The Board concluded that the Adviser has developed the necessary expertise and resources in selecting and managing qualified sub-advisers to provide investment advisory services to the Funds in accordance with each Fund's investment objective and strategy.

o Advisory fees. The Board compared each Fund's contractual advisory fee and total expense ratio to the industry data provided by an independent service with respect to other mutual funds in the same peer group. The Board noted that each Fund's advisory fee and total expense ratio, after giving effect to the contractual expense cap agreements, were competitive with those of comparable funds and that each Fund's total expense ratio was below the industry average. The Board further noted that with respect to three of the Funds, the total expense ratio was in the first quartile (the quartile with the lowest expense ratio) compared to other comparable mutual funds and the total expense ratio for the other three Funds was in the second quartile. The Board concluded that the advisory fee to be paid by each Fund to the Adviser was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

o Costs and profitability. The Board reviewed information concerning the Adviser's financial condition, costs and profitability. The Board also considered the fact that the Adviser had renewed contractual expense cap agreements on behalf of the Funds. The Board concluded that the Adviser's current level of profitability was reasonable considering the quality of management and the fact that the Adviser was waiving its fees and/or reimbursing expenses for most of the Funds.

o Economies of scale. The Board reviewed net asset growth on a per Fund and aggregate basis and considered whether there may be economies of scale in the management of each Fund if its assets were to increase significantly. However, the Board concluded that the assets of the Funds were not likely to increase to such an extent that there would be meaningful economies of scale realized in the management of Funds, particularly in light of the expense cap agreements in place between the Adviser and each Fund.

o Benefits to the Adviser. The Board considered information presented regarding any benefits to the Adviser or its affiliates from serving as adviser to the Funds (in addition to the advisory fee). The Board noted that the Adviser's affiliate, Frontier Partners, Inc. ("Frontier"), provides consulting services to, and is compensated by, the sub-advisers. However, the Board determined that the Adviser's services to the Funds would not be compromised by this potential conflict of interest.

On the basis of its review of the foregoing information, the Board of Directors found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of each Fund's shareholders.

BOARD OF DIRECTORS' APPROVAL OF SUBADVISORY AGREEMENTS

TOTAL RETURN BOND AND INVESTMENT GRADE BOND FUNDS
-------------------------------------------------

The Board of Directors reviewed the Subadvisory Agreement between the Adviser and Reams Asset Management Company, LLC ("Reams") on behalf of the Total Return Bond Fund and the Investment Grade Bond Fund on August 28, 2006. At that time, the Board was provided materials relevant to its consideration of the agreement, such as Reams' Form ADV and Code of Ethics and information regarding Reams' investment strategy, trading procedures, compliance program, personnel and financial condition. The Board also reviewed Reams' responses to a detailed request submitted by the Funds' legal counsel on behalf of the Independent Directors.

In approving the Subadvisory Agreement between the Adviser and Reams, the Directors considered the following factors and made the following conclusions:

o Nature, extent and quality of the services to be provided. The Board's analysis of the nature, extent and quality of Reams' services to the Funds took into account knowledge gained from Reams' presentations to the Board at meetings throughout the year. The Board reviewed and considered Reams' investment strategy, experience as a fixed income manager, key personnel involved in providing investment management services to the Funds and financial condition. The Board also considered services provided by Reams under the Subadvisory Agreement, including the selection of fixed income dealers, monitoring adherence to each Fund's investment restrictions and assisting with the Funds' compliance with applicable securities laws and regulations. The Board concluded that the nature, extent and quality of the services provided by Reams to each Fund was appropriate and that the Funds were likely to continue to benefit from services provided by Reams under the Subadvisory Agreement.

o Investment performance of the Funds. The Board reviewed the performance record of the Funds. It noted that the Total Return Bond Fund had outperformed its benchmark index for the one-year, three-year, five-year and since-inception periods ended June 30, 2006, while the Investment Grade Bond Fund had outperformed its benchmark index for the one- and three-year periods and slightly underperformed the benchmark for the five-year and since-inception periods ended June 30, 2006. The Board also considered Reams' quarterly portfolio commentary and review of each Fund's performance. The Board concluded that Reams would continue to provide a high level of subadvisory services to the Funds.

o Subadvisory fees. The Board reviewed and considered the subadvisory fees payable by the Adviser to Reams under the Subadvisory Agreement. The Board determined that the subadvisory fee payable with respect to each Fund was appropriate in light of the Fund's investment style and in comparison to fees paid by separate account and other mutual fund clients of Reams managed in the same style as the Funds. In evaluating the subadvisory fee, the Board noted that the fee is paid by the Adviser and that therefore the overall advisory fee paid by each Fund is not directly affected by the subadvisory fee.

o Costs and profitability. The Board did not consider the cost of services provided by Reams or the profitability to Reams from its relationship with the Funds because it did not view these factors as relevant given that the subadvisory fee is paid by the Adviser.

o Economies of scale. Because the subadvisory fee is not paid by the Funds, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as Fund assets increase.

o Benefits to Reams. The Board considered information presented regarding any benefits to Reams from serving as sub-adviser to the Funds (in addition to the subadvisory fee). The Board noted that Reams does not participate in soft dollar arrangements with respect to fixed income transactions. The Board also noted that Reams receives consulting services from Frontier, an affiliate of the Adviser.

On the basis of its review of the foregoing information, the Board of Directors found that the terms of the Subadvisory Agreement with Reams were fair and reasonable and in the best interest of each Fund's shareholders.

IRONBRIDGE SMALL CAP AND SMID FUNDS
-----------------------------------

The Board of Directors reviewed the Subadvisory Agreement between the Adviser and IronBridge Capital Management, L.P. ("IronBridge") on behalf of the IronBridge Small Cap and IronBridge SMID Funds on August 28, 2006. At that time, the Board was provided materials relevant to its consideration of the agreement, such as IronBridge's Form ADV and Code of Ethics and information regarding IronBridge's compliance program, investment strategy, trading procedures, personnel and financial condition. The Board also reviewed IronBridge's responses to a detailed request submitted by the Funds' legal counsel on behalf of the Independent Directors.

In approving the Subadvisory Agreement between the Adviser and IronBridge, the Directors considered the following factors and made the following conclusions:

o Nature, extent and quality of the services provided. The Board's analysis of the nature, extent and quality of IronBridge's services to the Funds took into account knowledge gained from IronBridge's presentations to the Board at meetings throughout the year. The Board reviewed and considered IronBridge's proprietary investment style, key personnel involved in providing investment management services to the Funds and financial condition. The Board also considered services provided by IronBridge under the Subadvisory Agreement, including the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to each Fund's investment restrictions and assisting with the Funds' compliance with applicable securities laws and regulations. The Board concluded that the nature, extent and quality of the services provided by IronBridge to each Fund was appropriate and that the Funds were likely to continue to benefit from services provided by IronBridge under the Subadvisory Agreement.

o Investment performance of the Funds. The Board reviewed the performance record of the Funds. It noted that the IronBridge Small Cap Fund had modestly underperformed its benchmark index for the one-year and three-year periods ended June 30, 2006 but had outperformed its benchmark since inception. The Board noted that the IronBridge SMID Fund had slightly underperformed its benchmark index for the one-year and since-inception periods ended June 30, 2006. The Board also considered IronBridge's quarterly portfolio commentary and review of the Fund's performance, including discussions of the reasons for the IronBridge SMID Fund's underperformance. The Board also compared each Fund's performance for the period ended June 30, 2006 to the performance for the corresponding composite of IronBridge's separate account clients. The Board concluded that IronBridge would continue to provide a high level of subadvisory services to the Funds.

o Subadvisory fees. The Board reviewed and considered the subadvisory fees payable by the Adviser to IronBridge under the Subadvisory Agreement. The Board determined that the subadvisory fee payable with respect to each Fund was appropriate in light of the Fund's investment style. In evaluating the subadvisory fee, the Board noted that the fee is paid by the Adviser and that therefore the overall advisory fee paid by each Fund is not directly affected by the subadvisory fee.

o Costs and profitability. The Board did not consider the cost of services provided by IronBridge or the profitability to IronBridge from its relationship with the Funds because it did not view these factors as relevant given that the subadvisory fee is paid by the Adviser.

o Economies of scale. Because the subadvisory fee is not paid by the Funds, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as Fund assets increase.

o Benefits to IronBridge. The Board considered information presented regarding any benefits to IronBridge from serving as sub-adviser to the Funds (in addition to the subadvisory fee). The Board noted that IronBridge does not use Fund brokerage to obtain non-execution services. The Board also noted that IronBridge receives consulting services from Frontier, an affiliate of the Adviser.

On the basis of its review of the foregoing information, the Board of Directors found that the terms of the Subadvisory Agreement with IronBridge were fair and reasonable and in the best interest of each Fund's shareholders.

NEW STAR INTERNATIONAL EQUITY FUND
----------------------------------

The Board of Directors reviewed the Subadvisory Agreement between the Adviser and New Star Institutional Managers Limited ("New Star") on behalf of the New Star International Equity Fund on August 28, 2006. At that time, the Board was provided materials relevant to its consideration of the agreement, such as New Star's Form ADV and Code of Ethics and information regarding New Star's compliance program, investment strategy, trading procedures, personnel and financial condition. The Board also reviewed New Star's responses to a detailed request submitted by the Fund's legal counsel on behalf of the Independent Directors.

In approving the Subadvisory Agreement between the Adviser and New Star regarding the International Equity Fund, the Directors considered the following factors and made the following conclusions:

o Nature, extent and quality of the services provided. The Board's analysis of the nature, extent and quality of New Star's services to the Fund took into account knowledge gained from New Star's presentations to the Board at meetings throughout the year. The Board reviewed and considered New Star's non-US equity (EAFE) investment strategy and experience as an international manager, key personnel involved in providing investment management services to the Fund and financial condition. The Board also considered services provided by New Star under the Subadvisory Agreement, including the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund's investment restrictions and assisting with the Fund's compliance with applicable securities laws and regulations. The Board concluded that the nature, extent and quality of the services provided by New Star to the Fund was appropriate and that the Fund was likely to continue to benefit from services provided by New Star under the Subadvisory Agreement.

o Investment performance of New Star. The Board reviewed the performance record of the International Equity Fund and noted that the Fund had underperformed its benchmark index for the one-year and since-inception periods ended June 30, 2006. The Board also considered New Star's quarterly portfolio commentary and review of the Fund's performance, including discussions of the reasons for the Fund's underperformance during these periods. The Board also compared the Fund's recent performance to the performance of New Star's composite of other accounts managed in the EAFE style. The Board concluded that the Fund's performance was satisfactory in light of its limited operating history and that New Star would continue to provide a high level of subadvisory services to the Fund.

o Subadvisory fees. The Board reviewed and considered the subadvisory fee payable by the Adviser to New Star under the Subadvisory Agreement, as amended. The Board also reviewed information regarding New Star's fee structures for other institutional clients. The Board determined that the subadvisory fee was appropriate. In evaluating the subadvisory fee, the Board noted that the fee is paid by the Adviser and that therefore the overall advisory fee paid by the Fund is not directly affected by the subadvisory fee.

o Costs and profitability. The Board did not consider the cost of services provided by New Star under the Subadvisory Agreement or the profitability to New Star from its relationship with the International Equity Fund because it did not view these factors as relevant given that the sub- advisory fee is paid by the Adviser.

o Economies of scale. Because the subadvisory fee is not paid by the International Equity Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as Fund assets increase.

o Benefits to New Star. The Board considered information presented regarding any benefits to New Star from serving as sub-adviser to the International Equity Fund (in addition to the subadvisory fee). New Star provided information to the Board regarding its policies for the use of soft dollar commissions. The Board also noted that New Star receives consulting services from Frontier, an affiliate of the Adviser.

On the basis of its review of the foregoing information, the Board of Directors found that the terms of the Subadvisory Agreement with New Star were fair and reasonable and in the best interest of the International Equity Fund's shareholders.

NETOLS SMALL CAP VALUE FUND
---------------------------

The Board of Directors reviewed the Subadvisory Agreement between the Adviser and Netols Asset Management, Inc. ("Netols") on behalf of the Netols Small Cap Value Fund on August 28, 2006. At that time, the Board was provided materials relevant to its consideration of the agreement, such as Netols' Form ADV and Code of Ethics and information regarding Netols' compliance program, investment strategy, trading procedures, personnel and financial condition. The Board also reviewed Netols' responses to a detailed request submitted by the Fund's legal counsel on behalf of the Independent Directors.

In approving the Subadvisory Agreement between the Adviser and Netols regarding the Netols Small Cap Value Fund, the Directors considered the following factors and made the following conclusions:

o Nature, extent and quality of the services to be provided. The Board's analysis of the nature, extent and quality of Netols' services to the Fund took into account knowledge gained from Netols' presentations to the Board at meetings throughout the year. The Board reviewed and considered Netols' investment strategy and experience as a small-cap value manager, key personnel involved in providing investment management services to the Fund and financial condition. The Board also considered services provided by Netols under the Subadvisory Agreement, including the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund's investment restrictions and assisting with the Fund's compliance with applicable securities laws and regulations. The Board concluded that the nature, extent and quality of the services provided by Netols to the Fund was appropriate and that the Fund was likely to continue to benefit from services provided by Netols under the Subadvisory Agreement.

o Investment performance of Netols. The Board reviewed the performance record of the Netols Small Cap Value Fund and noted that the Fund had underperformed its benchmark index since inception in 2005 through June 30, 2006. The Board also considered Netols' quarterly portfolio commentary and review of the Fund's performance, including discussions of the reasons for the Fund's underperformance during this period. The Board also compared the Fund's recent performance to the performance of Netols' composite of other accounts managed in the small cap value style. The Board concluded that the Fund's performance was satisfactory in light of its limited operating history and that Netols would continue to provide a high level of subadvisory services to the Fund.

o Subadvisory fees. The Board reviewed and considered the subadvisory fee payable by the Adviser to Netols under the Subadvisory Agreement. The Board determined that the subadvisory fee was appropriate. In evaluating the subadvisory fee, the Board noted that the fee is paid by the Adviser and that therefore the overall advisory fee paid by the Fund is not directly affected by the subadvisory fee.

o Costs and profitability. The Board did not consider the cost of services provided by Netols under the Subadvisory Agreement or the profitability to Netols from its relationship with the Netols Small Cap Value Fund because it did not view these factors as relevant given that the subadvisory fee is paid by the Adviser.

o Economies of scale. Because the subadvisory fee is not paid by the Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as Fund assets increase.

o Benefits to Netols. The Board considered information presented regarding any benefits to Netols from serving as sub-adviser to the Fund (in addition to the subadvisory fee). Netols provided information to the Board regarding its policies for the use of soft dollar commissions. The Board also noted that Netols receives consulting services from Frontier, an affiliate of the Adviser.

On the basis of its review of the foregoing information, the Board of Directors found that the terms of the Subadvisory Agreement with Netols were fair and reasonable and in the best interest of the Netols Small Cap Value Fund's shareholders.

FOREIGN TAX CREDIT

For the fiscal year ended June 30, 2006, the Frontegra New Star International Equity Fund earned foreign source income and paid foreign taxes, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

                                 FOREIGN SOURCE              FOREIGN
                                 INCOME EARNED              TAXES PAID
          COUNTRY                 (PER SHARE)              (PER SHARE)
          -------                --------------            -----------
          Australia                  0.0117                   0.0029
          Belgium                    0.0048                   0.0007
          Bermuda                    0.0001                     --
          Britain                    0.0679                     --
          China                      0.0039                   0.0002
          Denmark                    0.0045                   0.0007
          France                     0.0380                   0.0063
          Germany                    0.0240                   0.0036
          Greece                     0.0038                     --
          Hong Kong                  0.0114                     --
          India                      0.0001                     --
          Israel                     0.0001                     --
          Italy                      0.0166                   0.0025
          Japan                      0.0262                   0.0018
          Netherlands                0.0096                   0.0014
          Norway                     0.0054                   0.0008
          Russia                     0.0020                   0.0003
          Singapore                  0.0035                     --
          South Korea                0.0006                   0.0001
          Spain                      0.0038                   0.0006
          Sweden                     0.0021                   0.0003
          Switzerland                0.0092                   0.0014
          Taiwan                     0.0004                     --
          Thailand                   0.0055                   0.0006

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended June 30, 2006, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

     Frontegra IronBridge Small Cap Fund                             28.4%
     Frontegra IronBridge SMID Fund                                  50.8%
     Frontegra New Star International Equity Fund                    79.7%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2006 was as follows:

     Frontegra IronBridge Small Cap Fund                             27.2%
     Frontegra IronBridge SMID Fund                                  47.8%
     Frontegra New Star International Equity Fund                     0.3%

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended June 30, 2006 was as follows:

     Frontegra Total Return Bond Fund                                  90%
     Frontegra Investment Grade Bond Fund                              97%
     Frontegra IronBridge Small Cap Fund                                3%
     Frontegra IronBridge SMID Fund                                     9%
     Frontegra New Star International Equity Fund                       1%

The percent of ordinary income distributions designated as short-term capital gain distributions for the fiscal year ended June 30, 2006 was as follows:

     Frontegra Total Return Bond Fund                                  23%
     Frontegra Investment Grade Bond Fund                              11%
     Frontegra IronBridge Small Cap Fund                              100%
     Frontegra New Star International Equity Fund                      33%

A NOTE ON FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements such as adviser, sub-adviser and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these statements include the accuracy of the adviser's, sub-advisers' or portfolio manager's forecasts and predictions, and the appropriateness of the investment programs designed by the adviser, sub-adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

In addition, portfolio composition will change due to ongoing management of the Funds. Specific securities named in this report may not currently be owned by the applicable Fund, or the Fund's position in the securities may have changed.

ADDITIONAL INFORMATION

Frontegra Funds has adopted proxy voting policies and procedures that delegate to Frontegra Asset Management, Inc., the Funds' investment adviser (the "Adviser"), the authority to vote proxies. The proxy voting policies permit the Adviser to delegate its authority to vote proxies to each Fund's subadviser. A description of the Frontegra Funds proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.

The actual voting records relating to each Fund's portfolio securities during the most recent twelve months ended June 30 are available without charge by calling the Funds toll free at 1-888-825-2100 or by accessing the SEC's website at http://www.sec.gov.

Each Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Form N-Q is available on the SEC's website at http://www.sec.gov. The Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) Based on an evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days prior to the filing date of this Form N-CSR, the Registrant's Co-Presidents and Treasurer have concluded that the disclosure controls and procedures are effective.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a)  (1) Code of Ethics.  Not Applicable.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     Frontegra Funds, Inc.

     By:  /s/ Thomas J. Holmberg, Jr.
          -----------------------------------
          Thomas J. Holmberg, Jr., Co-President
          (Principal Executive Officer)

     Date:  March 1, 2007
           ----------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By:  /s/ Thomas J. Holmberg, Jr.
          -------------------------------------
          Thomas J. Holmberg, Jr., Co-President
          (Principal Executive Officer)

     Date:  March 1, 2007
           ------------------------------------

     By:  /s/ William D. Forsyth III
          --------------------------------------------------
          William D. Forsyth III, Co-President and Treasurer
          (Principal Executive and Financial Officer)

     Date:  March 1, 2007
           ----------------------------------